UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22310

ETF Managers Trust
(Exact name of registrant as specified in charter)

30 Maple Street, Suite 2
Summit, NJ 07901
 (Address of principal executive offices)

U.S. Bank Global Fund Services
811 E Wisconsin Ave
Milwaukee, WI 53202
(Name and address of agent for service)

(908)-897-0518
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2021

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report
March 31, 2021
(Unaudited)

ETFMG Prime Cyber Security ETF

ETFMG Prime Junior Silver Miners ETF

ETFMG Prime Mobile Payments ETF

ETFMG Sit Ultra Short ETF

ETFMG Travel Tech ETF

ETFMG Treatments, Testing and Advancements ETF

The Funds are a series of ETF Managers Trust.

ETFMG™ ETFs

March 31, 2021 (Unaudited)

ETFMG™ ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2020 to March 31, 2021.

Performance Overview

During the 6-month period ended March 31, 2021, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned 13.85%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned 16.97%. Below is a performance overview for each Fund for the same 6-month period.

ETFMG Prime Cyber Security ETF (HACK)

The ETFMG Prime Cyber Security ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Cyber Defense Index (the “Index”).

Over the period, the total return for the Fund was 17.60%, while the total return for the Index was 18.06%. The best performers in the Fund on the basis of contribution to return were Cloudflare Inc - Class A, Blackberry Ltd, Fireeye Inc, Fortinet Inc, and Commvault Systems Inc, while the worst performers were Sumo Logic Inc, Ping Identity Holding Corp, Splunk Inc, Trend Micro Inc, and Solarwinds Corp.

At the end of the reporting period, the Fund saw an average approximate allocation of 64.0% to Software, 10.1% to Communications Equipment and 8.5% to IT Services. The Fund was exposed predominately to the United States 72.5%, followed by Israel 9.7% and the United Kingdom 6.8%.

ETFMG Prime Junior Silver Miners ETF (SILJ)

The ETFMG Prime Junior Silver ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Over the period, the total return for the Fund was 5.43%, while the total return for the Index, which does not incur Fund expenses, was 5.80%. The best performers in the Fund on the basis of contribution to return were First Majestic Silver Corp, Turquoise Hill Resources Ltd, Hecla Mining Co, Capstone Mining Corp, and Hudbay Minerals Inc, while the worst performers in the Fund on the basis of contribution to return were Yamana Gold Inc, Silvercorp Metals Inc, Pan American Silver Corp, Ssr Mining Inc, and Harmony Gold Mng-Spon Adr.

At the end of the reporting period, the Fund saw an average approximate allocation of 98.3% to Metals and Mining and 1.2% to Commercial Services & Supplies. The Fund was exposed predominately to Canada 75.1%, followed by the United States 12.4% and the United Kingdom 4.7%.

ETFMG Prime Mobile Payments ETF (IPAY)

The ETFMG Prime Mobile Payments ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Mobile Payments Index (the “Index”).

Over the period, the total return for the Fund was 22.55%, while the total return for the Index was 22.91%. The best performers in the Fund on the basis of contribution to return were Square Inc - A, American Express Co, Discover Financial Services, Paypal Holdings Inc, and Ncr Corporation, while the worst performers were Affirm Holdings Inc, Nexi Spa, Fidelity National Info Serv, Qiwi Plc-Sponsored Adr, and Green Dot Corp-Class A.

At the end of the reporting period, the Fund saw an average approximate allocation of 83.7% to IT Services, 10.9% to Consumer Finance and 1.7% to Software. The Fund was exposed predominately to the United States 70.1%, followed by the Cayman Islands 5.0%, Netherlands 4.9% and Australia 3.6%.

ETFMG Sit Ultra Short ETF (VALT)

The ETFMG Sit Ultra Short ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks maximum current income, consistent with preservation of capital and daily liquidity.

Over the fiscal period, the total return for the Fund was 0.33%, while the total return for its benchmark, the Bloomberg Barclays U.S. Treasury Bills Index: 1-3 month Index, was 0.04%.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated domestic and foreign debt securities and other instruments. The Fund uses the Bloomberg Barclays U.S. Treasury Bills Index: 1-3-month Index as its benchmark index. The Fund seeks to maintain an average effective duration within a range of 2 months to 1 year.

ETFMG Travel Tech ETF (AWAY)

The ETFMG Travel Tech ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Travel Technology Index NTR (the “Index”).

Over the fiscal period, the total return for the Fund was 64.05%, while the total return the for the Index was 64.19%. The best performers in the Fund on the basis of contribution to return were Tripadvisor Inc, Trivago Nv, Facedrive Inc, Lyft Inc-A, and Sabre Corp, while the worst performers were Tuniu Corp-Spon, Veltra Corp, Temairazu Inc, Adventure Inc, and Cvc Brasil Operadora.

At the end of the reporting period, the Fund saw an average approximate allocation of 46.4% to Internet & Direct Marketing Retail, 18.4% to Hotels, Restaurants & Leisure, and 11.9% to Road & Rail. The Fund was exposed predominately to the United States 31.2%, followed by the United Kingdom 12.8%, the Cayman Islands 11.1% and the Japan 8.0%.

ETFMG Treatments, Testing and Advancements ETF (GERM)

The ETFMG Treatments, Testing and Advancements ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Treatments, Testing and Advancements Index (the “Index”).

Over the fiscal period, the total return for the Fund was 28.90%, while the total return the for the Index was 28.30%. The best performers in the Fund on the basis of contribution to return were Moderna Inc, Biontech Se-Adr, Curevac Nv, Zai Lab Ltd-Adr, and Novavax Inc, while the worst performers were Quidel Corp, Vaxcyte Inc, Adaptive Biotechnologies, Assembly Biosciences Inc, and Emergent Biosolutions Inc.

At the end of the reporting period, the Fund saw an average approximate allocation of 57.5% to Biotechnology, 14.0% to Life Sciences Tools & Services and 10.5% to Health Care Providers & Services. The Fund was exposed predominately to the United States 71.0%, followed by Germany 6.5% and Canada 5.9%.

You can find further details about HACK, SILJ, IPAY, VALT, AWAY and GERM by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

Samuel Masucci III

Chairman of the Board

 ETFMG Prime Junior Silver Miners ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	5 Year	Since Inception	Value of $10,000
Period Ended March 31, 2021	Return	Return	(11/28/12)	(3/31/21)
ETFMG Prime Junior Silver Miners ETF (NAV)	115.80%	11.86%	-3.04%	$7,733
ETFMG Prime Junior Silver Miners ETF (Market)	119.88%	11.74%	-2.98%	$7,770
S&P 500 Index	56.35%	16.29%	15.54%	$33,348
Prime Junior Silver Miners & Explorers Index	118.34%	12.94%	-2.04%	$8,418

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 28, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Junior Silver Miners ETF

Top Ten Holdings as of March 31, 2021* (Unaudited)

Security	% of Total Investments
1 Pan American Silver Corp.	12.62%
2 First Majestic Silver Corp.	10.67%
3 Hecla Mining Co.	8.96%
4 MAG Silver Corp.**	6.21%
5 Hochschild Mining PLC	4.68%
6 Yamana Gold, Inc.	4.58%
7 Turquoise Hill Resources, Ltd.	3.80%
8 SilverCrest Metals, Inc.	3.69%
9 SSR Mining, Inc.	3.68%
10 Harmony Gold Mining Co., Ltd.	3.07%

Top Ten Holdings = 61.96% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

ETFMG Prime Cyber Security ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Period Ended March 31, 2021	1 Year Return	5 Year Return	Since Inception (11/11/14)	Value of $10,000 (3/31/21)
ETFMG Prime Cyber Security ETF (NAV)	52.78%	18.75%	13.66%	$22,647
ETFMG Prime Cyber Security ETF (Market)	54.09%	18.85%	13.73%	$22,732
S&P 500 Index	56.35%	16.29%	13.25%	$22,130
Prime Cyber Defense Index	54.11%	19.09%	14.12%	$23,235

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 11, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Cyber Security ETF

 Top Ten Holdings as of March 31, 2021* (Unaudited)

	Security	% of Total Investments
1	Cisco Systems, Inc.	3.81%
2	Fortinet, Inc.	2.70%
3	Akamai Technologies, Inc.	2.60%
4	CloudFlare, Inc. - Class A	2.59%
5	Qualys, Inc.	2.59%
6	CACI International, Inc. - Class A	2.58%
7	Parsons Corp.	2.52%
8	Proofpoint, Inc.	2.51%
9	ETFMG Sit Ultra Short ETF**	2.48%
10	Juniper Networks, Inc.	2.47%

Top Ten Holdings = 26.85% of Total Investments

*	Current Fund holdings may not be indicative of future Fund holdings.
**	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

ETFMG Prime Mobile Payments ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Period Ended March 31, 2021	1 Year Return	5 Year Return	Since Inception (7/15/15)	Value of $10,000 (3/31/21)
ETFMG Prime Mobile Payments ETF (NAV)	77.79%	22.96%	18.96%	$26,955
ETFMG Prime Mobile Payments ETF (Market)	79.21%	23.01%	19.03%	$27,046
S&P 500 Index	56.35%	16.29%	13.98%	$21,122
Prime Mobile Payments Index	78.73%	23.67%	19.68%	$27,902

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on July 15, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Mobile Payments ETF

 Top Ten Holdings as of March 31, 2021* (Unaudited)

	Security	% of Total Investments
1	Square, Inc. - Class A	6.23%
2	MasterCard, Inc. - Class A	6.10%
3	PayPal Holdings, Inc.	6.09%
4	Fidelity National Information Services, Inc.	6.03%
5	Visa, Inc. - Class A	6.00%
6	American Express Co.	5.94%
7	Fiserv, Inc.	5.62%
8	Adyen NV	4.93%
9	Global Payments, Inc.	4.54%
10	Discover Financial Services	2.84%

Top Ten Holdings = 54.32% of Total Investments

*	Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Sit Ultra Short ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Period Ended March 31, 2021	1 Year Return	Since Inception (10/8/2019)	Value of $10,000 (3/31/2021)
ETFMG Sit Ultra Short ETF (NAV)	4.75%	1.03%	$10,153
ETFMG Sit Ultra Short ETF (Market)	4.85%	1.04%	$10,154

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 8, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Sit Ultra Short ETF

 Top Ten Holdings as of March 31, 2021* (Unaudited)

	Security	% of Total Investments
1	Florida Power & Light Co.	2.47%
2	Hewlett Packard Enterprise Co.	2.38%
3	Commonwealth Bank of Australia	2.29%
4	Verizon Communications, Inc.	2.24%
5	Daimler Finance North America LLC	2.18%
6	Equifax, Inc.	2.16%
7	Otis Worldwide Corp.	2.14%
8	Capital One Financial Corp.	2.06%
9	Honeywell International, Inc.	2.03%
10	AstraZeneca PLC	1.98%

Top Ten Holdings = 21.93% of Total Investments

*	Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Travel Tech ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Period Ended March 31, 2021	1 Year Return	Since Inception (2/12/2020)	Value of $10,000 (3/31/2021)
ETFMG Travel Tech ETF (NAV)	116.96%	20.81%	$12,386
ETFMG Travel Tech ETF (Market)	118.69%	21.88%	$12,509
S&P 500 Index	56.35%	17.45%	$11,996
Prime Travel Technology Index GTR	118.31%	20.21%	$12,315
Prime Travel Technology Index NTR	118.29%	20.17%	$12,311

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on February 12, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Travel Tech ETF

Top Ten Holdings as of March 31, 2021* (Unaudited)

	Security	% of Total Investments
1	Expedia Group, Inc.	4.88%
2	Booking Holdings, Inc.	4.72%
3	Airbnb, Inc.	4.69%
4	Trivago NV**	4.62%
5	Uber Technologies, Inc.	4.62%
6	Despegar.com Corp.	4.25%
7	TripAdvisor, Inc.	4.16%
8	Tongcheng-Elong Holdings, Ltd.	4.16%
9	Lyft, Inc.	4.08%
10	Trip.com Group, Ltd.	4.05%

Top Ten Holdings = 44.23% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

ETFMG Treatments, Testing and Advancements ETF

Growth of $10,000 (Unaudited)

Average Cumulative Returns	Since Inception	Value of $10,000
Period Ended March 31, 2021	(6/17/2020)	(3/31/2021)
ETFMG Treatments, Testing and Advancements ETF (NAV)	42.85%	$14,285
ETFMG Treatments, Testing and Advancements ETF (Market)	43.14%	$14,314
S&P 500 Index	29.22%	$12,922
Prime Treatments, Testing and Advancements Index NTR	42.26%	$14,235

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on June 17, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Treatments, Testing and Advancements ETF

Top Ten Holdings as of March 31, 2021* (Unaudited)

	Security	% of Total Investments
1	BioNTech SE	6.61%
2	Laboratory Corp. of America Holdings	6.24%
3	Alnylam Pharmaceuticals, Inc.	5.92%
4	Bio-Rad Laboratories, Inc. - Class A	5.85%
5	Moderna, Inc.	5.70%
6	Novavax, Inc.	4.39%
7	AbCellera Biologics, Inc.	4.35%
8	CureVac NV	4.32%
9	Quest Diagnostics, Inc.	4.19%
10	Zai Lab, Ltd.	3.84%

Top Ten Holdings = 51.41% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG™ ETFs

Important Disclosures and Key Risk Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

SILJ

The ETFMG Prime Junior Silver Miners ETF (the “Fund” or the “Junior Silver ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The ETFMG Prime Junior Silver Miners ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile. Several foreign countries have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be renationalized. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Junior Silver Miners & Explorers Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Junior Silver Miners & Explorers Index. IOPV or indicative optimized portfolio value is an estimated intraday fair value of one share of an ETF determined by the last trade price of the fund’s underlying securities.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC, ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

ETFMG™ ETFs

HACK

The ETFMG Prime Cyber Security ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The fund is concentrated in technology-related companies that face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Such companies may have limited product lines, markets, financial resources or personnel. The products of such companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and competition from foreign competitors with lower production costs. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Diversification does not assure a profit or protect against a loss in a declining market. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Cyber Defense Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Cyber Defense Index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC, ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

IPAY

The ETFMG Prime Mobile Payments ETF (the “Fund” or the “Mobile Payments ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Index”).

ETFMG™ ETFs

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Mobile Payments Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC, ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

VALT

The ETFMG Sit Ultra Short ETF (the “Fund” or the “Ultra Short ETF”) seeks maximum current income, consistent with preservation of capital and daily liquidity.

Investing involves risk. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Although the Fund’s shares are approved for listing on the Exchange, there can be no assurance that an active trading market will be maintained for Fund shares.

The market price of the Fund’s fixed-income instruments may change, sometimes rapidly or unpredictably, in response to changes in interest rates, factors affecting securities markets generally, and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. The Fund may invest in floating rate securities, which are generally less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. The Fund may invest in U.S. dollar-denominated debt obligations of foreign issuers. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. From time to time the Fund may invest a substantial amount of its assets in taxable or tax-exempt municipal securities whose interest is paid solely from revenues of similar projects.

ETFMG™ ETFs

The Fund is recently organized with a limited operating history. The Fund may not meet its investment objective based on the success or failure to implement investment strategies for the Fund.

The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. In the event of large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s performance.

ETF Managers Group LLC is the investment advisor to the Fund. Sit Fixed Income Advisors II LLC (“Sit Advisors”) is the sub-advisor to the Fund. Sit Advisors is a subsidiary of Sit Investment Associates Inc. (“Sit”). Sit is a full product global asset manager offering management expertise in domestic equities, international equities and fixed income instruments.

ETFMG Financial LLC is the distributor of the Fund. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Sit.

AWAY

The ETFMG Travel Tech ETF (the “Fund” or the “Travel Tech ETF”) seeks investment results that correspond generally to the price and yield, before fund fees and expenses, of the Prime Travel Technology Index (the “Index”).

Investing involves risk, including loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETFMG™ ETFs

The Fund is a recently organized, diversified management investment company with limited operating history.

ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC, ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

GERM

The ETFMG Treatments, Testing and Advancements ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Treatments, Testing and Advancements Index (the “Index”).

Investing involves risk, including loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Treatment Companies and Testing Companies are involved in discovering, developing and commercializing novel drugs or tests with significant market potential. These companies face challenges including pre-clinical testing and clinical trial stages of development. Clinical trials may be delayed and certain programs may never advance in the clinic or may be more costly to conduct than anticipated. Such companies may be dependent on their ability to secure significant funding for research, development, and commercialization of therapeutics, vaccines, tests, and other health care products or services. If there are delays in obtaining required regulatory and marketing approvals for products, the ability of such companies to generate revenue may be materially impaired. If regulatory approval is obtained, products will still remain subject to regulatory scrutiny with regulatory authorities having the ability to impose significant restrictions on the indicated uses or marketing. Lastly, even if a licensed product is achieved, such companies may encounter difficulties in manufacturing, product release, shelf life, testing, storage, supply chain management, or shipping. The Fund is a recently organized, non-diversified management investment company with limited operating history.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC, ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

ETFMG™ ETFs

PORTFOLIO ALLOCATIONS

As of March 31, 2021 (Unaudited)

	ETFMG Prime Junior Silver Miners ETF	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Sit Ultra Short ETF	ETFMG Travel Tech ETF	ETFMG Treatments, Testing and Advancements ETF
As a percent of Net Assets: Australia	—%	—%	3.6%	—%	3.9%	—%
Bermuda	—	—	1.5	—	—	—
Brazil	—	—	1.5	—	3.1	—
Canada	75.1	3.3	2.0	—	3.2	5.9
Cayman Islands	—	—	5.0	—	11.1	5.7
China	—	—	—	—	3.8	—
Cyprus	—	—	0.4	—	—	—
Denmark	—	—	—	—	—	0.1
Finland	—	0.2	—	—	—	—
France	—	—	2.5	—	—	0.6
Germany	—	—	—	—	—	6.5
Israel	—	9.7	—	—	—	—
Italy	—	—	1.8	—	—	—
Japan	—	3.8	3.0	—	8.0	0.7
Jersey	—	1.2	—	—	—	—
Luxembourg	1.6	—	—	—	2.9	—
Mauritius	—	—	—	—	3.9	—
Netherlands	—	—	4.9	—	4.6	4.4
Peru	2.6	—	—	—	—	—
Puerto Rico	—	—	1.4	—	—	—
Republic of Korea	—	0.8	—	—	7.3	—
South Africa	3.1	—	—	—	—	—
Spain	—	—	—	—	3.8	—
Sweden	—	1.1	—	—	—	—
United Kingdom	4.7	6.8	1.8	—	12.8	4.7
United States	12.4	72.5	70.1	—	31.2	71.0
Asset Backed Securities	—	—	—	0.6	—	—
Coporate Obligations	—	—	—	97.4	—	—
Municipal Debt Obligations	—	—	—	0.9	—	—
Short-Term and other Net Assets (Liabilities)	0.5	0.6	0.5	1.1	0.4	0.4
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

March 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.5% Canada - 75.1% Commercial Services & Supplies - 1.2% Alexco Resource Corp. (a)	3,603,264	$9,044,193
Metals & Mining - 73.9% (c) Americas Gold & Silver Corp. (a)	3,367,073	7,635,998
Aya Gold & Silver, Inc. (a)	2,475,432	9,711,053
Bear Creek Mining Corp. (a)	2,949,712	5,093,400
Canada Silver Cobalt Works, Inc. (a)	1,057,376	349,177
Capstone Mining Corp. (a)	3,575,534	11,779,033
Discovery Metals Corp. (a)	8,431,314	14,759,999
Dundee Precious Metals, Inc.	1,586,317	9,681,747
Eldorado Gold Corp. (a)	1,528,548	16,517,611
Endeavour Silver Corp. (a)	4,135,941	20,514,267
Excellon Resources, Inc. (a)	849,245	2,426,028
First Majestic Silver Corp. (a)	5,098,215	79,430,190
Fortuna Silver Mines, Inc. (a)	1,610,722	10,445,917
Gran Colombia Gold Corp.	540,819	2,319,579
Great Panther Mining, Ltd. (a)	3,075,195	2,367,900
GT Gold Corp. (a)	1,117,140	2,862,410
Hudbay Minerals, Inc.	2,284,722	15,635,083
Kootenay Silver, Inc. (a)(f)	8,355,076	2,160,738
Liberty Gold Corp. (a)	2,285,629	2,637,194
MAG Silver Corp. (a)(f)	3,069,556	46,213,097
Mandalay Resources Corp. (a)(e)	797,743	1,237,844
Metalla Royalty & Streaming, Ltd.	353,331	3,157,402
Minaurum Gold, Inc. (a)(e)	2,978,640	1,042,891
Minco Silver Corp. (a)(e)	1,600,920	605,106
Mirasol Resources, Ltd. (a)	473,225	199,578
New Gold, Inc. (a)(f)	5,911,571	9,125,844
New Pacific Metals Corp. (a)	1,342,731	5,545,296
Orla Mining, Ltd. (a)	2,010,218	7,486,131
Pan American Silver Corp.	3,131,909	93,954,778
Premier Gold Mines, Ltd. (a)	2,089,929	4,623,222
Sabina Gold & Silver Corp. (a)	2,855,683	4,112,983
Seabridge Gold, Inc. (a)	648,591	10,482,122
Sierra Metals, Inc. (a)	1,422,367	4,470,717
Silvercorp Metals, Inc.	4,600,316	22,659,311
SilverCrest Metals, Inc. (a)	3,393,360	27,488,187
Sombrero Resources, Inc. (a)(b)	585,867	130,064
SSR Mining, Inc.	1,916,087	27,398,809
Tier One Silver, Inc. (a)(b)	585,867	153,713
Trevali Mining Corp. (a)	8,649,224	1,342,085
Turquoise Hill Resources, Ltd. (a)	1,758,022	28,314,129
Yamana Gold, Inc.	7,849,211	34,065,576
Total Metals & Mining		550,136,209
Total Canada		559,180,402

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Luxembourg - 1.6% Metals & Mining - 1.6% (c) Nexa Resources SA	1,156,565	$11,854,791

Peru - 2.6% Metals & Mining - 2.6% (c) Cia de Minas Buenaventura SAA - ADR (a)	1,965,086	19,709,813

South Africa - 3.1% Metals & Mining - 3.1% (c) Harmony Gold Mining Co., Ltd. - ADR	5,242,292	22,856,393

United Kingdom - 4.7% Metals & Mining - 4.7% (c) Hochschild Mining PLC	12,924,703	34,869,989

United States - 12.4%
Metals & Mining - 12.4% (c) Coeur Mining, Inc. (a)	2,127,108	19,207,785
Gold Resource Corp.	650,068	1,716,180
Golden Minerals Co. (a)	1,418,821	935,429
Hecla Mining Co.	11,718,928	66,680,700
McEwen Mining, Inc. (a)	4,009,249	4,169,619
Total Metals & Mining		92,709,713
Total United States		92,709,713
TOTAL COMMON STOCKS (Cost $728,848,593)		741,181,101

SHORT-TERM INVESTMENTS - 0.5% Money Market Funds - 0.5% Invesco Advisers, Inc. STIT - Treasury Portfolio – Institutional Class, 0.01% (d)	3,587,114	3,587,114
TOTAL SHORT-TERM INVESTMENTS (Cost $3,587,114)		3,587,114

Total Investments (Cost $732,435,707) - 100.0%		744,768,215
Liabilities in Excess of Other Assets - (0.0)% (g)		(234,691)
TOTAL NET ASSETS - 100.0%		$744,533,524

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

PLC   Public Limited Company

(a)	Non-income producing security.
(b)

Value determined based on estimated fair value. The value of these securities total $283,777, which represents 0.04% of total net assets. Classified as Level 3 in the fair value hierarchy. Please refer to Note 2 of the Notes to Financial Statements.

(c)	As of March 31, 2021, the Fund had a significant portion of its assets invested in the Metals & Mining Industry.
(d)	The rate quoted is the annualized seven-day yield at March 31, 2021.
(e)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $2,885,841, which represents 0.4% of total net assets.
(f)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(g)	Value less than 0.05%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

March 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.4%
Canada - 3.3%
Software - 3.3% (d)
Absolute Software Corp.	1,565,742	$21,741,225
BlackBerry, Ltd. (a)	5,279,788	44,281,822
Total Canada		66,023,047

Finland - 0.2%
Software - 0.2% (d)
F-Secure Oyj	785,704	3,722,449

Israel - 9.7%
Communications Equipment - 1.2%
Radware, Ltd. (a)	934,192	24,363,727
Software - 8.5% (d)
Allot Communications, Ltd. (a)	1,059,627	16,922,243
Check Point Software Technologies, Ltd. (a)	429,197	48,057,188
Cognyte Software, Ltd. (a)	1,654,398	46,008,809
CyberArk Software, Ltd. (a)	328,909	42,541,090
Tufin Software Technologies Ltd. (a)	1,523,446	15,996,183
Total Software		169,525,513
Total Israel		193,889,240

Japan - 3.8%
Software - 3.8% (d)
Digital Arts, Inc.	262,243	22,949,963
FFRI Security, Inc. (a)	319,876	6,349,853
Trend Micro, Inc.	960,808	48,072,940
Total Japan		77,372,756

Jersey - 1.2%
Software - 1.2% (d)
Mimecast, Ltd. (a)	587,678	23,630,533

Republic of Korea - 0.8%
Software - 0.8% (d)
Ahnlab, Inc.	274,035	15,859,768

Sweden - 1.1%
Electronic Equipment, Instruments &
Components - 1.1%
Fingerprint Cards AB - Class B (b)	6,672,657	22,271,605

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
United Kingdom - 6.8%
Aerospace & Defense - 3.6%
BAE Systems PLC	3,659,706	$25,478,743
QinetiQ Group PLC	5,299,506	23,086,754
Ultra Electronics Holdings PLC	856,484	23,945,704
Total Aerospace & Defense		72,511,201
IT Services - 1.0%
NCC Group PLC	5,447,380	19,375,271
Software - 2.2% (d)
Avast PLC (f)	7,185,134	45,168,964
Total United Kingdom		137,055,436

United States - 72.5%
Aerospace & Defense - 2.5%
Parsons Corp. (a)(b)	1,251,208	50,598,852
Communications Equipment - 8.9%
Cisco Systems, Inc.	1,477,938	76,424,174
F5 Networks, Inc. (a)	136,998	28,580,523
Juniper Networks, Inc.	1,958,236	49,602,118
NetScout Systems, Inc. (a)	872,325	24,564,672
Total Communications Equipment		179,171,487
Internet Software & Services - 0.8%
Zix Corp. (a)	2,129,728	16,079,446
IT Services - 7.5%
Akamai Technologies, Inc. (a)	511,957	52,168,418
LiveRamp Holdings, Inc. (a)	826,754	42,891,998
Okta, Inc. (a)(b)	129,311	28,504,024
VeriSign, Inc. (a)	136,751	27,180,629
Total IT Services		150,745,069
Professional Services - 8.8%
Booz Allen Hamilton Holding Corp.	326,679	26,307,460
CACI International, Inc. - Class A (a)	210,153	51,836,339
Leidos Holdings, Inc.	282,187	27,168,964
ManTech International Corp. - Class A	305,786	26,588,093
Science Applications International Corp.	527,208	44,069,317
Total Professional Services		175,970,173
Software - 44.0% (d)
A10 Networks, Inc. (a)	2,583,826	24,830,568
Cloudflare, Inc. - Class A (a)	741,252	52,080,365
CommVault Systems, Inc. (a)	748,243	48,261,673
Crowdstrike Holdings, Inc. - Class A (a)	181,179	33,066,979
Everbridge, Inc. (a)(b)	172,331	20,883,071
FireEye, Inc. (a)	2,490,549	48,740,044
Fortinet, Inc. (a)	293,629	54,151,060
McAfee Corp. - Class A (b)	1,135,106	25,812,310
NortonLifeLock, Inc. (b)	2,320,240	49,328,302
OneSpan, Inc. (a)	950,692	23,291,954

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Palo Alto Networks, Inc. (a)	152,353	$49,066,807
Ping Identity Holding Corp. (a)(b)	1,933,640	42,404,725
Proofpoint, Inc. (a)	401,104	50,454,872
Qualys, Inc. (a)(b)	495,977	51,968,470
Rapid7, Inc. (a)(b)	306,201	22,845,657
Sailpoint Technologies Holdings, Inc. (a)(b)	846,233	42,853,239
SecureWorks Corp. - Class A (a)(b)(e)	1,388,102	18,572,805
SolarWinds Corp. (a)(b)	2,840,964	49,546,412
Splunk, Inc. (a)	358,926	48,627,294
Sumo Logic, Inc. (a)(b)	1,662,115	31,347,489
Tenable Holdings, Inc. (a)	1,191,767	43,124,089
Varonis Systems, Inc. (a)	457,220	23,473,675
Zscaler, Inc. (a)	161,634	27,747,709
Total Software		882,479,569
Total United States		1,455,044,596
TOTAL COMMON STOCKS (Cost $1,655,085,573)		1,994,869,430

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 8.1%
ETFMG Sit Ultra Short ETF (e)	1,000,000	49,745,500
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	112,946,580	112,946,580
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL (Cost $163,055,457)		162,692,080

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.01% (c)	10,720,628	10,720,628
TOTAL SHORT-TERM INVESTMENTS (Cost $10,720,628)		10,720,628
Total Investments (Cost $1,828,861,658) - 108.0%		2,168,282,138
Liabilities in Excess of Other Assets - (8.0)%		(160,443,257)
TOTAL NET ASSETS - 100.0%		$2,007,838,881

Percentages are stated as a percent of net assets.

PLC Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of March 31, 2021.
(c)	The rate quoted is the annualized seven-day yield at March 31, 2021.
(d)	As of March 31, 2021 the Fund had a significant portion of its assets in the Software Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $45,168,964, which represented 2.25% of the net assets of the Fund.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

March 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.5%
Australia - 3.6%
IT Services - 3.6% (d)
Afterpay, Ltd. (a)	354,228	$27,308,948
EML Payments, Ltd. (a)	4,155,044	15,464,210
Total IT Services		42,773,158
Bermuda - 1.5%
Electronic Equipment, Instruments & Components - 1.5%
PAX Global Technology, Ltd.	17,073,078	18,337,840
Brazil - 1.5%
IT Services - 1.5% (d)
Cielo SA	26,841,617	17,787,432
Canada - 2.0%
IT Services - 2.0% (d)
Nuvei Corp. (a)(f)	396,668	23,894,141
Cayman Islands - 5.0%
IT Services - 5.0% (d)
Pagseguro Digital, Ltd. - Class A (a)(b)	506,097	23,432,291
StoneCo., Ltd. - Class A (a)	400,151	24,497,244
Yeahka, Ltd. (a)	1,773,249	12,203,190
Total IT Services		60,132,725
Cyprus - 0.4%
IT Services - 0.4% (d)
QIWI PLC - ADR (b)	405,093	4,314,240
France - 2.5%
IT Services - 2.5% (d)
Worldline SA (a)(f)	364,271	30,517,890
Italy - 1.8%
IT Services - 1.8% (d)
Nexi SpA (a)(f)	1,276,537	22,275,363
Japan - 3.0%
Consumer Finance - 0.4%
Jaccs Co., Ltd.	220,199	4,512,364
IT Services - 2.4% (d)
GMO Financial Gate, Inc.	29,276	6,052,180
GMO Payment Gateway, Inc.	169,743	22,504,649
Total IT Services		28,556,829

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

Software - 0.2%	Shares	Value

Intelligent Wave, Inc.	287,926	$1,817,659
Total Japan		34,886,852
Netherlands - 4.9%
IT Services - 4.9% (d)
Adyen NV (a)(f)	26,669	59,531,671
Puerto Rico - 1.4%
IT Services - 1.4% (d)
EVERTEC, Inc.	466,456	17,361,492
United Kingdom - 1.8%
Commercial Services & Supplies - 0.3%
PayPoint PLC	371,823	3,024,326
IT Services - 1.5% (d)
Network International Holdings PLC (a)(f)	3,245,138	18,503,510
Total United Kingdom		21,527,836
United States - 70.1%
Consumer Finance - 10.2%
American Express Co.	507,145	71,730,589
Discover Financial Services (b)	361,129	34,303,644
Green Dot Corp. - Class A (a)	369,276	16,909,148
Total Consumer Finance		122,943,381
IT Services - 56.7% (d)
Affirm Holdings, Inc. (a)(b)	349,653	24,727,460
Boku, Inc. (a)(f)	1,942,415	4,739,753
Euronet Worldwide, Inc. (a)	134,681	18,626,382
Evo Payments, Inc. - Class A (a)(b)	652,824	17,965,716
Fidelity National Information Services, Inc.	518,266	72,873,382
Fiserv, Inc. (a)	570,574	67,921,129
FleetCor Technologies, Inc. (a)	109,598	29,441,311
Global Payments, Inc.	271,889	54,807,385
I3 Verticals, Inc. - Class A (a)(b)	496,865	15,464,923
International Money Express, Inc. (a)	214,928	3,226,069
MasterCard, Inc. - Class A	207,035	73,714,812
Net 1 UEPS Technologies, Inc. (a)	584,276	3,271,946
PayPal Holdings, Inc. (a)	302,671	73,500,626
Paysign, Inc. (a)(b)	645,132	2,819,227
Sezzle, Inc. (a)	796,083	4,450,330
Shift4 Payments, Inc. - Class A (a)	249,485	20,460,265
Square, Inc. - Class A (a)	331,298	75,221,212
USA Technologies, Inc. (a)	448,687	5,258,612
Visa, Inc. - Class A (b)	342,126	72,438,338
Western Union Co. (b)	920,965	22,710,997
WEX, Inc. (a)	101,973	21,334,791
Total IT Services		684,974,666

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

Software - 1.5%	Shares	Value

ACI Worldwide, Inc. (a)	491,835	$18,714,322
Technology Hardware, Storage & Peripherals - 1.7%
NCR Corp. (a)	533,262	20,237,293
Total United States		846,869,662
TOTAL COMMON STOCKS (Cost $1,011,463,970)		1,200,210,302
INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 9.4%
ETFMG Sit Ultra Short ETF (e)	600,000	29,847,300
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	84,242,577	84,242,577
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL (Cost
$114,324,845)		114,089,877
SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
Invesco Advisers, Inc. STIT-Treasury Portfolio –
Institutional Class, 0.01% (c)	1,767,533	1,767,533
TOTAL SHORT-TERM INVESTMENTS (Cost $1,767,533)		1,767,533
Total Investments (Cost $1,127,556,348) - 109.0%		1,316,067,712
Liabilities in Excess of Other Assets - (9.0)%		(108,362,693)
TOTAL NET ASSETS - 100.0%		$1,207,705,019

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

PLC   Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of March 31, 2021.
(c)	The rate quoted is the annualized seven-day yield at March 31, 2021.
(d)	As of March 31, 2021 the Fund had a significant portion of its assets in the IT Services Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $159,462,328, which represented 13.20% of the net assets of the Fund.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

March 31, 2021 (Unaudited)

	Principal Amount	Value
ASSET BACKED SECURITIES - 0.6%
Carvana Auto Receivables Trust
Series 2019-2, 2.580%, 03/15/2023 (a)	$649,074	$650,050
TOTAL ASSET BACKED SECURITIES (Cost $650,104)		650,050
CORPORATE OBLIGATIONS - 97.4%
Agriculture - 0.2%
Bunge, Ltd. Finance Corp.
3.000%, 09/25/2022	206,000	212,464
Automotive - 9.9%
American Honda Finance Corp.
0.545% (3 Month LIBOR + 0.350%) 11/05/2021 (b)	450,000	450,866
0.503% (3 Month LIBOR + 0.280%) 01/12/2024 (b)	2,000,000	2,000,347
BMW US Capital LLC
0.634% (3 Month LIBOR + 0.410%) 04/12/2021 (a)(b)	500,000	500,054
0.698% (3 Month LIBOR + 0.500%) 08/13/2021 (a)(b)	160,000	160,251
0.877%(3 Month LIBOR + 0.640%) 04/06/2022 (a)(b)	1,290,000	1,295,705
Daimler Finance North America LLC
1.062% (3 Month LIBOR + 0.880%) 02/22/2022 (a)(b)	2,422,000	2,437,035
General Motors Financial Co., Inc.
3.150%, 06/30/2022	1,488,000	1,530,027
Hyundai Capital America
2.850%, 11/01/2022 (a)	2,000,000	2,063,512
PACCAR Financial Corp.
0.455% (3 Month LIBOR + 0.260%) 05/10/2021 (b)	190,000	190,062
Toyota Motor Credit Corp.
0.592% (3 Month LIBOR + 0.400%) 05/17/2022 (b)	500,000	501,561
		11,129,420
Banks - 27.5% (e)
Bank of America Corp.
1.643% (3 Month LIBOR + 1.420%) 04/19/2021 (b)	1,000,000	1,000,556
1.404% (3 Month LIBOR + 1.180%) 10/21/2022 (b)	100,000	100,603
1.218% (3 Month LIBOR + 1.000%) 04/24/2023 (b)	1,000,000	1,008,638
1.178% (3 Month LIBOR + 0.960%) 07/23/2024 (b)	1,250,000	1,268,751
Bank of Montreal
0.807% (3 Month LIBOR + 0.630%) 09/11/2022 (b)	250,000	251,904
Bank of Nova Scotia
0.816% (3 Month LIBOR + 0.640%) 03/07/2022 (b)	150,000	150,783
Barclays PLC
1.850% (3 Month LIBOR + 1.625%) 01/10/2023 (b)	1,500,000	1,513,210
Citibank NA
0.782% (3 Month LIBOR + 0.600%) 05/20/2022 (b)	1,821,000	1,822,520
Citizens Financial Group, Inc.
4.150%, 09/28/2022 (a)	672,000	703,413
Commonwealth Bank of Australia
0.870% (3 Month LIBOR + 0.680%) 09/18/2022 (a)(b)	2,539,000	2,559,537

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Principal Amount	Value
Cooperatieve Rabobank UA
0.705% (3 Month LIBOR + 0.480%) 01/10/2023 (b)	$895,000	$900,151
Credit Suisse AG
0.531% (3 Month SOFR + 0.450%) 02/04/2022 (b)	1,490,000	1,490,952
Fifth Third Bank NA
0.845% (3 Month LIBOR + 0.640%) 02/01/2022 (b)	2,000,000	2,009,686
First Niagara Financial Group, Inc.
7.250%, 12/15/2021	1,050,000	1,099,028
Fulton Financial Corp.
3.600%, 03/16/2022	87,000	89,459
Goldman Sachs Group, Inc.
0.992% (3 Month LIBOR + 0.780%) 10/31/2022 (b)	698,000	700,391
Huntington Bancshares, Inc.
4.350%, 02/04/2023	766,000	815,027
JPMorgan Chase & Co.
1.241% (3 Month LIBOR + 1.000%) 01/15/2023 (b)	1,000,000	1,007,063
1.118% (3 Month LIBOR + 0.900%) 04/25/2023 (b)	1,155,000	1,164,033
0.590% (3 Month SOFR + 0.580%) 03/16/2024 (b)	1,000,000	1,003,556
Mitsubishi UFJ Financial Group, Inc.
1.008% (3 Month LIBOR + 0.790%) 07/25/2022 (b)	409,000	412,147
Mizuho Financial Group, Inc.
1.063% (3 Month LIBOR + 0.840%) 07/16/2023 (b)	500,000	503,373
Morgan Stanley
0.725% (3 Month SOFR + 0.700%) 01/20/2023 (b)	1,678,000	1,683,355
PNC Bank NA
0.713% (3 Month LIBOR + 0.500%) 07/27/2022 (b)	2,160,000	2,172,218
Royal Bank of Canada
0.602% (3 Month LIBOR + 0.390%) 04/30/2021 (b)	445,000	445,154
0.583% (3 Month LIBOR + 0.360%) 01/17/2023 (b)	1,000,000	1,003,899
Swedbank AB
0.884% (3 Month LIBOR + 0.700%) 03/14/2022 (a)(b)	200,000	201,106
Truist Bank
0.792% (3 Month LIBOR + 0.590%) 08/02/2022 (b)	590,000	591,010
US Bank NA
0.615% (3 Month LIBOR + 0.440%) 05/23/2022 (b)	805,000	808,024
Wells Fargo Bank NA
0.845% (3 Month LIBOR + 0.660%) 09/09/2022 (b)	750,000	752,527
2.082%, 09/09/2022 (c)	200,000	201,540
Westpac Banking Corp.
0.795% (3 Month LIBOR + 0.570%) 01/11/2023 (b)	1,500,000	1,510,986
Business Support Services - 2.4%		30,944,600

Glencore Finance Canada, Ltd.
4.950%, 11/15/2021 (a)	1,200,000	1,233,769
4.250%, 10/25/2022 (a)	1,000,000	1,053,585
Pentair Finance
5.000%, 05/15/2021	400,000	401,226
		2,688,580

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Principal Amount	Value
Capital Markets - 5.0%
Bank of New York Mellon Corp.
1.262% (3 Month LIBOR + 1.050%) 10/30/2023 (b)	$400,000	$405,611
BGC Partners, Inc.
5.125%, 05/27/2021	1,148,000	1,154,079
5.375%, 07/24/2023	1,245,000	1,354,183
Charles Schwab Corp.
0.502% (3 Month LIBOR + 0.320%) 05/21/2021 (b)	649,000	649,105
0.510% (3 Month SOFR + 0.500%) 03/18/2024 (b)	2,000,000	2,013,561
Chemicals - 3.1%		5,576,539

LYB International Finance III LLC
1.202% (3 Month LIBOR + 1.000%) 10/01/2023 (b)	2,000,000	2,006,056
Sherwin-Williams Co.
2.750%, 06/01/2022	293,000	299,632
Westlake Chemical Corp.
3.600%, 07/15/2022	1,150,000	1,176,761
Communications Equipment - 0.3%		3,482,449

Motorola Solutions, Inc.
3.500%, 03/01/2023	361,000	379,633
Consumer Finance - 3.2%
AIG Global Funding
0.661% (3 Month LIBOR + 0.460%) 06/25/2021 (a)(b)	1,132,000	1,133,246
2.700%, 12/15/2021 (a)	75,000	76,289
Capital One Financial Corp.
0.932% (3 Month LIBOR + 0.720%) 01/30/2023 (b)	2,291,000	2,308,170
Containers & Packaging - 0.5%		3,517,705

WestRock RKT LLC
4.000%, 03/01/2023	500,000	526,771
Diversified Telecommunication Services - 2.2%
Verizon Communications, Inc.
0.510% (3 Month SOFR + 0.500%) 03/22/2024 (b)	2,500,000	2,507,841
Electronic Products - 0.5%
Arrow Electronics, Inc.
3.500%, 04/01/2022	500,000	511,807
Energy - 0.1%
ConocoPhillips Co.
1.098% (3 Month LIBOR + 0.900%) 05/15/2022 (b)	150,000	151,161
Food Products - 1.5%
General Mills, Inc.
1.233% (3 Month LIBOR + 1.010%) 10/17/2023 (b)	1,650,000	1,674,695

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Principal Amount	Value
Health Care Providers & Services - 2.0%
Cigna Corp.
1.131% (3 Month LIBOR + 0.890%) 07/15/2023 (b)	$1,920,000	$1,944,020
UnitedHealth Group, Inc.
0.444% (3 Month LIBOR + 0.260%) 06/15/2021 (b)	270,000	270,101
Household Products - 0.2%		2,214,121

Reckitt Benckiser Treasury Services PLC
0.751% (3 Month LIBOR + 0.560%) 06/24/2022 (a)(b)	200,000	201,156
Industrial Conglomerates - 2.0%
Honeywell International, Inc.
0.411% (3 Month LIBOR + 0.230%) 08/19/2022 (b)	2,270,000	2,271,825
Insurance - 7.2%
Allstate Corp.
0.823% (3 Month LIBOR + 0.630%) 03/29/2023 (b)	1,683,000	1,696,989
Athene Global Funding
1.468% (3 Month LIBOR + 1.230%) 07/01/2022 (a)(b)	200,000	202,180
Fidelity National Financial, Inc.
5.500%, 09/01/2022	500,000	534,106
Infinity Property and Casualty Corp.
5.000%, 09/19/2022	295,000	311,362
Jackson National Life Global Funding
0.657% (3 Month LIBOR + 0.480%) 06/11/2021 (a)(b)	250,000	250,200
0.692% (3 Month SOFR + 0.600%) 01/06/2023 (a)(b)	2,000,000	2,010,466
Metropolitan Life Global Funding I
0.662% (3 Month SOFR + 0.570%) 01/13/2023 (a)(b)	2,000,000	2,012,380
Progressive Corp.
3.750%, 08/23/2021	1,000,000	1,013,533
Insurance Carriers - 1.2%		8,031,216

John Hancock Life Insurance Co.
7.375%, 02/15/2024 (a)	245,000	287,478
Metropolitan Life Insurance Co.
7.875%, 02/15/2024 (a)	825,000	985,156
Internet & Direct Marketing Retail - 1.4%		1,272,634

Expedia Group, Inc.
3.600%, 12/15/2023 (a)	1,500,000	1,597,252
Investment & Miscellaneous Financial Services - 1.1%
FMR LLC
5.350%, 11/15/2021 (a)	200,000	205,933
Intercontinental Exchange, Inc.
0.834% (3 Month LIBOR + 0.650%) 06/15/2023 (b)	1,000,000	1,001,383
		1,207,316

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Principal Amount	Value
Machinery - 2.4%
Caterpillar Financial Services Corp.
0.456% (3 Month LIBOR + 0.280%) 09/07/2021 (b)	$260,000	$260,294
Otis Worldwide Corp.
0.653% (3 Month LIBOR + 0.450%) 04/05/2023 (b)	2,400,000	2,400,130
Machinery - Construction / Farm - 0.3%		2,660,424

John Deere Capital Corp.
0.443% (3 Month LIBOR + 0.260%) 09/10/2021 (b)	300,000	300,339
Motion Picture and Video Industries - 0.7%
Historic TW, Inc.
9.150%, 02/01/2023	650,000	741,512
Multi Utilities - 5.9%
CenterPoint Energy Houston Electric LLC
1.850%, 06/01/2021	350,000	350,412
Dominion Energy, Inc.
0.714% (3 Month LIBOR + 0.530%) 09/15/2023 (b)	1,000,000	1,001,657
Duke Energy Florida LLC
0.440% (3 Month LIBOR + 0.250%) 11/26/2021 (b)	520,000	520,562
Duke Energy Florida Project Finance LLC
1.731%, 09/01/2024	153,729	155,422
Duke Energy Progress LLC
0.369% (3 Month LIBOR + 0.180%) 02/18/2022 (b)	1,000,000	999,860
Duquesne Light Holdings, Inc.
5.900%, 12/01/2021 (a)	395,000	407,949
Florida Power & Light Co.
0.599% (3 Month LIBOR + 0.380%) 07/28/2023 (b)	2,761,000	2,761,066
Wisconsin Power and Light Co.
2.250%, 11/15/2022	442,000	452,735
Nondepository Credit Intermediation - 0.4%		6,649,663

7-Eleven, Inc.
0.645% (3 Month LIBOR + 0.450%) 08/10/2022 (a)(b)	500,000	500,539
Oil, Gas & Consumable Fuels - 4.2%
BP Capital Markets PLC
0.840% (3 Month LIBOR + 0.650%) 09/19/2022 (b)	100,000	100,470
Kinder Morgan, Inc.
1.521% (3 Month LIBOR + 1.280%) 01/15/2023 (b)	1,508,000	1,531,715
Phillips 66
0.814% (3 Month LIBOR + 0.620%) 02/15/2024 (b)	1,900,000	1,903,101
Valero Energy Corp.
1.334% (3 Month LIBOR + 1.150%) 09/15/2023 (b)	1,158,000	1,162,022
		4,697,308

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Principal Amount	Value
Pharmaceuticals - 4.5%
AbbVie, Inc.
0.832% (3 Month LIBOR + 0.650%) 11/21/2022 (b)	$2,000,000	$2,012,934
AstraZeneca PLC
0.857% (3 Month LIBOR + 0.665%) 08/17/2023 (b)	2,195,000	2,215,558
Perrigo Co. PLC
4.000%, 11/15/2023	400,000	422,696
Pfizer, Inc.
0.514% (3 Month LIBOR + 0.330%) 09/15/2023 (b)	386,000	388,007
Professional Services - 2.3%		5,039,195

Equifax, Inc.
1.064% (3 Month LIBOR + 0.870%) 08/15/2021 (b)	2,411,000	2,416,373
Semiconductors & Semiconductor Equipment - 1.1%
QUALCOMM, Inc.
0.942% (3 Month LIBOR + 0.730%) 01/30/2023 (b)	1,267,000	1,280,525
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.
0.553% (3 Month LIBOR + 0.350%) 05/11/2022 (b)	1,650,000	1,656,764
Hewlett Packard Enterprise Co.
0.958% (3 Month LIBOR + 0.720%) 10/05/2021 (b)	2,662,000	2,662,449
		4,319,213
Trading Companies & Distributors - 0.2%
GATX Corp.
0.915% (3 Month LIBOR + 0.720%) 11/05/2021 (b)	140,000	140,484
SMBC Aviation Capital Finance DAC
3.000%, 07/15/2022 (a)	200,000	204,943
TOTAL CORPORATE OBLIGATIONS (Cost $108,583,883)		345,427
		109,049,703

MUNICIPAL DEBT OBLIGATIONS - 0.9%
City of Moline IL
2.080%, 12/01/2021	135,000	135,286
2.130%, 12/01/2022	100,000	100,619
City of Oakland CA
4.000%, 12/15/2022	700,000	741,251
TOTAL MUNICIPAL MUNICIPAL DEBT OBLIGATIONS
(Cost $974,664)		977,156

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 0.8%
MONEY MARKET FUNDS - 0.8%
First American Government Obligations Fund – Class X, 0.04% (d)	904,647	$904,647
TOTAL SHORT-TERM INVESTMENTS (Cost $904,647)		904,647

Total Investments (Cost $111,113,298) - 99.7%		111,581,556
Other Assets in Excess of Liabilities - 0.3%		334,396
TOTAL NET ASSETS - 100.0%		$111,915,952

Percentages are stated as a percent of net assets.

(a)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $22,933,184, which represented 20.49% of the net assets of the Fund.

(b)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of March 31, 2021.
(c)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of March 31, 2021.
(d)	The rate quoted is the annualized seven-day yield at March 31, 2021.
(e)	As of March 31, 2021, the Fund had a significant portion of its assets invested in the Banking Industry.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Travel Tech ETF

Schedule of Investments
March 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.6%
Australia - 3.9%
Internet & Direct Marketing Retail - 3.9% (d)
Webjet, Ltd. (b)	2,896,157	$12,274,741

Brazil - 3.1%
Hotels, Restaurants & Leisure - 3.1%
CVC Brasil Operadora e Agencia de Viagens SA (b)	2,805,761	9,815,042

Canada - 3.2%
Road & Rail - 3.2%
Facedrive, Inc. (a)(b)	524,103	10,280,209

Cayman Islands - 11.1%
Hotels, Restaurants & Leisure - 1.8%
Tuniu Corp. - ADR (a)(b)	1,668,432	5,772,775
Internet & Direct Marketing Retail - 8.3% (d)
Tongcheng-Elong Holdings, Ltd. (a)	5,845,998	13,189,798
Trip.com Group, Ltd. - ADR (a)	324,557	12,862,194
Total Internet & Direct Marketing Retail		26,051,992
Software - 1.0%
Lvji Technology Holdings, Inc. (a)	20,766,380	3,018,486
Total Cayman Islands		34,843,253

China - 3.8%
IT Services - 3.8%
TravelSky Technology, Ltd.	5,208,277	12,179,735

Japan - 8.0%
Hotels, Restaurants & Leisure - 1.5%
Adventure, Inc.	97,063	4,768,776
Internet & Direct Marketing Retail - 6.5% (d)
Airtrip Corp.	302,516	6,275,721
Open Door, Inc. (a)	446,212	7,394,888
Temairazu, Inc.	92,486	4,410,260
Veltra Corp. (a)	467,226	2,641,531
Total Internet & Direct Marketing Retail		20,722,400
Total Japan		25,491,176

Luxembourg - 2.9%
Internet & Direct Marketing Retail - 2.9% (d)
eDreams ODIGEO SA (a)	1,688,858	9,328,300

Mauritius - 3.9%
Internet & Direct Marketing Retail - 3.9% (d)
MakeMyTrip, Ltd. (a)	394,066	12,444,604

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Travel Tech ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Netherlands - 4.6%
Interactive Media & Services - 4.6%
Trivago NV - ADR (a)(b)(e)	3,407,932	$14,654,107

Republic of Korea - 7.3%
Hotels, Restaurants & Leisure - 7.3%
Hana Tour Service, Inc. (a)	197,621	11,838,925
Lotte Tour Development Co., Ltd. (a)	693,874	11,464,938
Total Hotels, Restaurants & Leisure		23,303,863

Spain - 3.8%
IT Services - 3.8%
Amadeus IT Group SA (a)	171,191	12,121,671

United Kingdom - 12.8%
Internet & Direct Marketing Retail - 11.2% (d)
Despegar.com Corp. (a)	988,520	13,473,528
On the Beach Group PLC	1,947,892	10,902,631
Trainline PLC (a)	1,823,280	11,537,361
Total Internet & Direct Marketing Retail		35,913,520
Software - 1.6%
accesso Technology Group PLC (a)	580,709	5,083,615
Total United Kingdom		40,997,135

United States - 31.2%
Hotels, Restaurants & Leisure - 4.7%
Airbnb, Inc. (a)(b)	79,132	14,872,068
Interactive Media & Services - 4.2%
TripAdvisor, Inc. (a)(b)	245,263	13,192,697
Internet & Direct Marketing Retail - 9.7% (d)
Booking Holdings, Inc. (a)	6,425	14,969,222
Expedia Group, Inc.	90,028	15,495,620
Total Internet & Direct Marketing Retail		30,464,842
IT Services - 3.9%
Sabre Corp.	828,041	12,263,287
Road & Rail - 8.7%
Lyft, Inc. - Class A (a)(b)	204,898	12,945,456
Uber Technologies, Inc. (a)	268,726	14,648,254
Total Road & Rail		27,593,710
Total United States		98,386,604
TOTAL COMMON STOCKS (Cost $309,460,197)		316,120,440

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Travel Tech ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL – 15.0%
ETFMG Sit Ultra Short ETF (e)	200,000	$9,949,100
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	37,492,170	37,492,170
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL (Cost $47,439,870)		47,441,270

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
Invesco Advisers, Inc. STIT-Treasury Portfolio –
Institutional Class, 0.01% (c)	1,165,850	1,165,850
TOTAL SHORT-TERM INVESTMENTS (Cost $1,165,850)		1,165,850

Total Investments (Cost $358,065,917) - 115.0%		364,727,560
Liabilities in Excess of Other Assets - (15.0)%		(47,466,725)
TOTAL NET ASSETS - 100.0%		$317,260,835

Percentages are stated as a percent of net assets.

ADR    American Depositary Receipt

PLC     Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of March 31, 2021.
(c)	The rate quoted is the annualized seven-day yield at March 31, 2021.
(d)	As of March 31, 2021 the Fund had a significant portion of its assets in the Internet & Direct Marketing Retail Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

March 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.6%
Canada - 5.9%
Biotechnology - 1.5% (d)
Arbutus Biopharma Corp. (a)	26,009	$86,610
IMV, Inc. (a)(b)	20,519	68,123
VBI Vaccines, Inc. (a)(b)	155,649	484,068
XBiotech, Inc. (a)	8,963	153,895
Total Biotechnology		792,696
Life Sciences Tools & Services - 4.4%
AbCellera Biologics, Inc. (a)(b)	72,624	2,466,311
Total Canada		3,259,007

Cayman Islands - 5.7%
Biotechnology - 5.7% (d)
I-Mab - ADR (a)	22,040	1,068,279
Zai Lab Ltd. - ADR (a)	16,315	2,176,910
Total Biotechnology		3,245,189

Denmark - 0.1%
Biotechnology - 0.1% (d)
Evaxion Biotech A/S - ADR (a)	5,918	34,916
France - 0.6%
Pharmaceuticals - 0.6%
Sanofi - ADR	7,894	390,437

Germany - 6.5%
Biotechnology - 6.5% (d)
BioNTech SE - ADR (a)(b)	34,288	3,743,907

Japan - 0.7%
Pharmaceuticals - 0.7%
Takeda Pharmaceutical Co., Ltd. - ADR (b)	20,773	379,315

Netherlands - 4.4%
Biotechnology - 4.4% (d)
CureVac NV (a)(b)	26,744	2,446,006
InflaRx NV (a)	13,326	51,971
Total Biotechnology		2,497,977

United Kingdom - 4.7%
Biotechnology - 1.0% (d)
Immunocore Holdings PLC - ADR (a)	13,211	562,392
Health Care Equipment & Supplies - 2.3%
Ortho Clinical Diagnostics Holdings PLC (a)	68,618	1,323,984

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Pharmaceuticals - 1.4%
AstraZeneca PLC - ADR (b)	7,672	$381,452
GlaxoSmithKline PLC - ADR (b)	10,569	377,208
Total Pharmaceuticals		758,660
Total United Kingdom		2,645,036

United States - 71.0%
Biotechnology - 38.3% (d)
AbbVie, Inc.	3,428	370,978
Alexion Pharmaceuticals, Inc. (a)	2,437	372,642
Aligos Therapeutics, Inc. (a)(b)	11,675	265,490
Alnylam Pharmaceuticals, Inc. (a)	23,760	3,354,674
Arcturus Therapeutics Holdings, Inc. (a)(b)	8,053	332,589
Assembly Biosciences, Inc. (a)	11,726	53,940
Athersys, Inc. (a)(b)	60,558	109,004
BioCryst Pharmaceuticals, Inc. (a)(b)	54,272	551,946
CEL-SCI Corp. (a)(b)	12,418	188,878
Chimerix, Inc. (a)	26,290	253,436
Codiak Biosciences, Inc. (a)	6,603	99,573
ContraFect Corp. (a)	8,519	40,891
Cue Biopharma, Inc. (a)	9,275	113,155
Dicerna Pharmaceuticals, Inc. (a)	23,379	597,801
Dynavax Technologies Corp. (a)	34,697	341,072
Emergent BioSolutions, Inc. (a)	16,326	1,516,849
Enanta Pharmaceuticals, Inc. (a)	6,179	304,748
Enochian Biosciences, Inc. (a)	14,319	50,689
Gilead Sciences, Inc.	5,727	370,136
Hookipa Pharma, Inc. (a)	10,086	135,657
iBio, Inc. (a)(b)	66,233	101,999
ImmunityBio, Inc. (a)(b)	33,386	792,584
Immunome, Inc. (a)	3,250	110,110
Inovio Pharmaceuticals, Inc. (a)(b)	63,673	590,885
Moderna, Inc. (a)	24,656	3,228,703
Novavax, Inc. (a)	13,733	2,489,930
OPKO Health, Inc. (a)(b)	205,229	880,432
PhaseBio Pharmaceuticals, Inc. (a)	8,995	31,123
Regeneron Pharmaceuticals, Inc. (a)	806	381,351
Silverback Therapeutics, Inc. (a)(b)	10,726	467,975
SQZ Biotechnologies Co. (a)	8,532	116,718
Tonix Pharmaceuticals Holding Corp. (a)	99,855	127,814
Translate Bio, Inc. (a)(b)	23,039	379,913
Vaxart, Inc. (a)(b)	36,090	218,345
Vaxcyte, Inc. (a)	15,606	308,219
Vir Biotechnology, Inc. (a)	39,157	2,007,579
Total Biotechnology		21,657,828

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Health Care Equipment & Supplies - 5.9%
Abbott Laboratories	3,121	$374,021
Co-Diagnostics, Inc. (a)(b)	8,659	82,607
Hologic, Inc. (a)	5,145	382,685
Lucira Health, Inc. (a)	11,395	137,880
Meridian Bioscience, Inc. (a)	13,215	346,894
OraSure Technologies, Inc. (a)	22,037	257,172
Quidel Corp. (a)	13,000	1,663,089
Talis Biomedical Corp. (a)	7,876	101,207
Total Health Care Equipment & Supplies		3,345,555
Health Care Providers & Services - 10.5%
Enzo Biochem, Inc. (a)	14,671	50,468
Laboratory Corp. of America Holdings (a)	13,866	3,536,246
Quest Diagnostics, Inc.	18,496	2,373,777
Total Health Care Providers & Services		5,960,491
Life Sciences Tools & Services - 9.6%
Adaptive Biotechnologies Corp. (a)	42,727	1,720,189
Bio-Rad Laboratories, Inc. - Class A (a)	5,800	3,312,786
Luminex Corp.	14,301	456,202
Total Life Sciences Tools & Services		5,489,177
Pharmaceuticals - 6.7%
Atea Pharmaceuticals, Inc. (a)(b)	25,312	1,563,015
Bristol-Myers Squibb Co.	6,105	385,409
CorMedix, Inc. (a)	9,843	98,332
Eli Lilly and Co.	1,803	336,836
Johnson & Johnson	2,366	388,852
Merck & Co., Inc.	5,021	387,069
Paratek Pharmaceuticals, Inc. (a)	13,981	98,706
Pfizer, Inc.	10,597	383,929
SIGA Technologies, Inc. (a)	23,709	154,109
Total Pharmaceuticals		3,796,257
Total United States		40,249,308
TOTAL COMMON STOCKS (Cost $53,459,991)		56,445,092

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 25.0%
ETFMG Sit Ultra Short ETF (e)	25,000	1,243,637
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	12,912,840	12,912,840
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $14,156,814)		14,156,477

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
Invesco Advisers, Inc. STIT-Treasury Portfolio – Institutional Class, 0.01% (c)	219,057	$219,057
TOTAL SHORT-TERM INVESTMENTS (Cost $219,057)		219,057

Total Investments (Cost $67,835,862) - 125.0%		70,820,626
Liabilities in Excess of Other Assets - (25.0)%		(14,152,368)
TOTAL NET ASSETS - 100.0%		$56,668,258

Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt

PLC   Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of March 31, 2021.
(c)	The rate quoted is the annualized seven-day yield at March 31, 2021.
(d)	As of March 31, 2021 the Fund had a significant portion of its assets in the Biotechnology Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF ASSETS AND LIABILITIES
As of March 31, 2021 (Unaudited)

	ETFMG					ETFMG
	Prime Junior	ETFMG	ETFMG			Treatments,
	Silver	Prime Cyber	Prime Mobile	ETFMG Sit	ETFMG	Testing and
	Miners	Security	Payments	Ultra Short	Travel Tech	Advancements
	ETF	ETF	ETF	ETF	ETF	ETF
ASSETS
Investments in unaffiliated securities, at value*	$687,268,536	$2,099,963,833	$1,286,220,412	$111,581,556	$340,124,353	$69,576,989
Investments in affiliated
securities, at value*	57,499,679	68,318,305	29,847,300	—	24,603,207	1,243,637
Cash	1,804	—	648	—	—	—
Foreign currency*	—	—	20,812	—	—	—
Receivables:
Receivable for fund shares issued	—	—	6,608,780	—	—	—
Dividends and interest receivable	221,089	377,221	336,081	361,902	3,766	13,299
Securities lending income receivable	—	43,806	16,615	—	157,644	24,555
Receivable for investments sold	—	833,936	4,842,039	—	—	—
Total Assets	744,991,108	2,169,537,101	1,327,892,687	111,943,458	364,888,970	70,858,480
LIABILITIES
Collateral received for securities loaned (Note 7)	$—	$160,646,580	$112,862,577	$—	$47,439,870	$14,156,814
Payables:
Payable for investments purchased	—	—	6,562,986	—	2,184	—
Management fees payable	457,584	1,051,640	762,105	27,506	186,081	33,408
Total Liabilities	457,584	161,698,220	120,187,668	27,506	47,628,135	14,190,222
Net Assets	$744,533,524	$2,007,838,881	$1,207,705,019	$111,915,952	$317,260,835	$56,668,258

NET ASSETS CONSIST OF:
Paid-in Capital	$769,543,616	$1,802,570,840	$1,021,444,431	$112,679,083	$297,818,271	$51,961,093
Total Distributable Earnings
(Accumulated Losses)	(25,010,092)	205,268,041	186,260,588	(763,131)	19,442,564	4,707,165
Net Assets	$744,533,524	$2,007,838,881	$1,207,705,019	$111,915,952	$317,260,835	$56,668,258

*Identified Cost:

Investments in unaffiliated securities	$669,847,676	$1,760,035,635	$1,097,474,080	$111,113,298	$334,735,131	$66,591,888
Investments in affiliated securities	62,588,031	68,826,023	30,082,268	—	23,330,786	1,243,974
Foreign currency	—	—	20,703	—	—	—
Shares Outstanding^	51,950,000	36,700,000	18,150,000	2,250,000	10,250,000	1,600,000
Net Asset Value, Offering and Redemption Price per Share	$14.33	$54.71	$66.54	$49.74	$30.95	$35.42

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF OPERATIONS
For the Period ended March 31, 2021 (Unaudited)

	ETFMG		ETFMG			ETFMG
	Prime	ETFMG	Prime	ETFMG		Treatments,
	Junior Silver	Prime Cyber	Mobile	Sit Ultra	ETFMG	Testing and
	Miners	Security	Payments	Short	Travel Tech	Advancements
	ETF	ETF	ETF	ETF	ETF	ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $195,194, $217,481, $46,458, $-, $-, $-)	$1,691,660	$5,846,098	$2,674,568	$—	$—	$102,852
Interest	82	488	376	554,856	37	16
Securities lending income	—	376,335	108,213	—	295,756	484,647
Total Investment Income	1,691,742	6,222,921	2,783,157	554,856	295,793	587,515

Expenses:
Management fees	2,100,621	5,670,474	3,778,766	157,654	394,344	198,681
Total Expenses	2,100,621	5,670,474	3,778,766	157,654	394,344	198,681
Net Investment Income (Loss)	(408,879)	552,447	(995,609)	397,202	(98,551)	388,834

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(13,832,734)	3,718,155	(2,527,791)	116,869	(10,595,408)	(1,430,487)
Affiliated Investments	1,105,303	(156,439)	—	—	3,533,147	—
In-Kind redemptions	39,371,282	106,758,041	66,687,888	—	20,886,508	5,949,884
Foreign currency and foreign currency translation	(45,294)	(56,541)	(134,143)	—	(59,899)	—
Net Realized Gain (Loss) on Investments and In-Kind redemptions	26,598,557	110,263,216	64,025,954	116,869	13,764,348	4,519,397
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	(32,629,538)	146,948,010	115,447,394	(159,525)	5,642,460	8,183,635
Affiliated Investments	(10,337,376)	2,244,068	(23,700)	—	1,398,189	(988)
Foreign currency and foreign currency translation	3,295	(5,107)	(5,630)	—	53	—
Net change in Unrealized Appreciation (Depreciation) of Investments	(42,963,619)	149,186,971	115,418,064	(159,525)	7,040,702	8,182,647
Net Realized and Unrealized Gain (Loss) on Investments	(16,365,062)	259,450,187	179,444,018	(42,656)	20,805,050	12,702,044
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,773,941)	$260,002,634	$178,448,409	$354,546	$20,706,499	$13,090,878

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Junior Silver Miners ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended
	March 31, 2021 (Unaudited)	Year Ended September 30, 2020
OPERATIONS
Net investment income (loss)	$(408,879)	$(940,100)
Net realized gain (loss) on investments and In-Kind
Redemptions	26,598,557	11,084,085
Net change in unrealized appreciation (depreciation) of
investments and foreign currency and foreign currency
translation	(42,963,619)	60,060,330
Net increase (decrease) in net assets resulting from
operations	(16,773,941)	70,204,315

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(7,160,000)	(1,980,500)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares	360,148,060	239,976,195
Transaction Fees (See Note 1)	822	—
Net increase (decrease) in net assets from capital share
transactions	360,148,882	239,976,195
Total increase (decrease) in net assets	$336,214,941	$308,200,010

NET ASSETS
Beginning of Year/Period	408,318,583	100,118,573
End of Year/Period	$744,533,524	$408,318,583

Summary of share transactions is as follows:
	Period Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020

	Shares	Amount	Shares	Amount
Shares Sold	28,000,000	$445,760,425	26,050,000	$330,230,225
Transaction Fees (See Note 1)	—	822	—	—
Shares Redeemed	(5,650,000)	(85,612,365)	(7,050,000)	(90,254,030)
Net Transactions in Fund Shares	22,350,000	$360,148,882	19,000,000	$239,976,195
Beginning Shares	29,600,000		10,600,000
Ending Shares	51,950,000		29,600,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended
	March 31, 2021 (Unaudited)	Year Ended September 30, 2020

OPERATIONS
Net investment income (loss)	$552,447	$21,528,502
Net realized gain (loss) on investments and In-Kind
Redemptions	110,263,216	126,566,289
Net change in unrealized appreciation (depreciation) of
investments and foreign currency and foreign currency
translation	149,186,971	167,281,470
Net increase (decrease) in net assets resulting from
operations	260,002,634	315,376,261

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(1,330,000)	(21,333,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change
in outstanding shares	245,332,080	(217,450,615)
Transaction Fees (See Note 1)	20,179	20,965
Net increase (decrease) in net assets from capital share
transactions	245,352,259	(217,429,650)
Total increase (decrease) in net assets	$504,024,893	$76,613,611

NET ASSETS
Beginning of Year/Period	1,503,813,988	1,427,200,377
End of Year/Period	$2,007,838,881	$1,503,813,988

Summary of share transactions is as follows:
	Period Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	8,050,000	$452,570,505	6,000,000	$265,419,220
Transaction Fees (See Note 1)	—	20,179	—	20,965
Shares Redeemed	(3,650,000)	(207,238,425)	(11,800,000)	(482,869,835)
Net Transactions in Fund Shares	4,400,000	$245,352,259	(5,800,000)	$(217,429,650)
Beginning Shares	32,300,000		38,100,000
Ending Shares	36,700,000		32,300,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
OPERATIONS
Net investment income (loss)	$(995,609)	$(520,736)
Net realized gain (loss) on investments and In-Kind
Redemptions	64,025,954	46,567,698
Net change in unrealized appreciation (depreciation) of
investments and foreign currency and foreign currency
translation	115,418,064	54,396,310
Net increase (decrease) in net assets resulting from
operations	178,448,409	100,443,272

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	—	(216,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in
outstanding shares	231,085,065	(45,375,255)
Transaction Fees (See Note 1)	29,105	92,896
Net increase (decrease) in net assets from capital share
transactions	231,114,170	(45,282,359)
Total increase (decrease) in net assets	$409,562,579	$54,944,913

NET ASSETS
Beginning of Year/Period	798,142,440	743,197,527
End of Year/Period	$1,207,705,019	$798,142,440

Summary of share transactions is as follows:
	Period Ended
	March 31, 2021		Year Ended
	(Unaudited)		September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	5,650,000	$378,156,715	9,650,000	$474,195,120
Transaction Fees (See Note 1)	—	29,105	—	92,896
Shares Redeemed	(2,200,000)	(147,071,650)	(10,900,000)	(519,570,375)
Net Transactions in Fund Shares	3,450,000	$231,114,170	(1,250,000)	$(45,282,359)
Beginning Shares	14,700,000		15,950,000
Ending Shares	18,150,000		14,700,000

The accompanying notes are an integral part of these financial statements.

ETFMG Sit Ultra Short ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2021 (Unaudited)	Period Ended September 30, 2020[1]
OPERATIONS
Net investment income (loss)	$397,202	$1,331,200
Net realized gain (loss) on investments and In-Kind Redemptions	116,869	(1,407,472)
Net change in unrealized appreciation (depreciation) of
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(159,525)	627,783
Net increase (decrease) in net assets resulting from operations	354,546	551,511

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(418,932)	(1,250,256)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	6,210,178	106,468,905
Net increase in net assets	$6,145,792	$105,770,160

NET ASSETS
Beginning of Period	105,770,160	—
End of Period	$111,915,952	$105,770,160

 Summary of share transactions is as follows:

	Period Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020[1]
	Shares	Amount	Shares	Amount
Shares Sold	225,000	$11,190,038	2,200,000	$110,191,975
Shares Redeemed	(100,000)	(4,979,860)	(75,000)	(3,723,070)
Net Transactions in Fund Shares	125,000	$6,210,178	2,125,000	$106,468,905
Beginning Shares	2,125,000		—
Ending Shares	2,250,000		2,125,000

[1]	Fund commenced operations on October 8, 2019. The information presented is for the period from October 8, 2019 to September 30, 2020.

The accompanying notes are an integral part of these financial statements.

ETFMG Travel Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2021 (Unaudited)	Period Ended September 30, 2020[1]

OPERATIONS
Net investment income (loss)	$(98,551)	$(12,667)
Net realized gain (loss) on investments and In-Kind Redemptions	13,764,348	(585,565)
Net change in unrealized appreciation (depreciation) of
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	7,040,702	(378,893)
Net increase (decrease) in net assets resulting from operations	20,706,499	(977,125)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(24,500)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares [2]	281,375,165	16,070,650
Transaction Fees (See Note 1)	103,652	6,494
Net increase in net assets from capital share transactions	281,478,817	16,077,144
Net increase in net assets	$302,160,816	$15,100,019

NET ASSETS
Beginning of Period	15,100,019	—
End of Period	$317,260,835	$15,100,019

 Summary of share transactions is as follows:

	Period Ended March 31, 2021 (Unaudited)		Period Ended September 30, 2020[1]
	Shares	Amount	Shares	Amount
Shares Sold	11,350,000	$340,592,245	900,000	$18,057,660
Transaction Fees (See Note 1)	—	103,652	—	6,494
Shares Redeemed	(1,900,000)	(59,217,080)	(100,000	(1,987,010)
Net Transactions in Fund Shares	9,450,000	$281,478,817	800,000	$16,077,144
Beginning Shares	800,000		—
Ending Shares	10,250,000		800,000

[1]	Fund commenced operations on February 12, 2020. The information presented is for the period from February 12, 2020 to September 30, 2020.
[2]	Includes reimbursement of $1,545 due to net asset value error.

The accompanying notes are an integral part of these financial statements.

ETFMG Treatments, Testing and Advancements ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2021 (Unaudited)	PeriodEnded September 30, 2020[1]
OPERATIONS
Net investment income (loss)	$388,834	$36,158
Net realized gain (loss) on investments and In-Kind Redemptions	4,519,397	(1,086,125)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	8,182,647	(5,197,883)
Net increase (decrease) in net assets resulting from operations	13,090,878	(6,247,850)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(498,750)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	(9,953,760)	60,277,740
Net increase in net assets	$2,638,368	$54,029,890

NET ASSETS
Beginning of Period	54,029,890	—
End of Period	$56,668,258	$54,029,890

Summary of share transactions is as follows:

	Period Ended March 31, 2021 (Unaudited)		Period Ended September 30, 2020[1]
	Shares	Amount	Shares	Amount
Shares Sold	400,000	$14,496,795	2,500,000	$75,601,825
Shares Redeemed	(750,000)	(24,450,555)	(550,000)	(15,324,085)
Net Transactions in Fund Shares	(350,000)	$(9,953,760)	1,950,000	$60,277,740
Beginning Shares	1,950,000		—
Ending Shares	1,600,000		1,950,000

[1]	Fund commenced operations on June 17, 2020. The information presented is for the period from June 17, 2020 to September 30, 2020.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Junior Silver Miners ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Asset Value, Beginning Year/Period	$13.79	$9.45	$8.70	$11.84	$15.57	$5.28
Income (Loss) from
Investment Operations:
Net investment (loss)[1]	(0.01)	(0.05)	(0.02)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	0.75	4.56	0.91	(3.11)	(3.61)	10.47
Total from investment operations	0.74	4.51	0.89	(3.14)	(3.67)	10.41
Less Distributions:
Distributions from net investment income	(0.20)	(0.17)	(0.14)	—	(0.06)	(0.12)
Total distributions	(0.20)	(0.17)	(0.14)	—	(0.06)	(0.12)
Net asset value, end year/period	$14.33	$13.79	$9.45	$8.70	$11.84	$15.57
Total Return	5.43%[3]	48.06%	10.45%	-26.50%	-23.53%	201.99%

Ratios/Supplemental Data:
Net assets at end year/period (000’s)	$744,534	$408,319	$100,119	$45,265	$58,033	$77,065

Expenses to Average Net Assets before legal expense	0.69%[4]	0.69%	0.69%	0.69%	0.69%	0.69%
Gross Expenses to Average Net Assets	0.69%[4]	0.69%	0.69%	0.69%	0.72%[2]	0.69%
Net Investment Loss to Average Net Assets	-0.13%[4]	-0.46%	-0.21%	-0.32%	-0.48%	-0.45%
Portfolio Turnover Rate	8%[3]	71%	34%	36%	69%	33%

[1]	Calculated based on average shares outstanding during the year/period.
[2]	The ratio of expenses to average net assets includes legal expense.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Asset Value, Beginning Year/Period	$46.56	$37.46	$40.08	$30.11	$27.91	$25.28
Income (Loss) from
Investment Operations:
Net investment income (loss)[1]	0.02	0.64	0.07	0.03	(0.01)	0.30
Net realized and unrealized gain (loss) on investments	8.17	9.10	(2.64)	9.94	2.34	2.52
Total from investment operations	8.19	9.74	(2.57)	9.97	2.33	2.82
Less Distributions:
Distributions from net investment income	(0.04)	(0.64)	(0.05)	(0.00)[3]	(0.13)	(0.19)
Total distributions	(0.04)	(0.64)	(0.05)	(0.00)[3]	(0.13)	(0.19)
Net asset value, end year/period	$54.71	$46.56	$37.46	$40.08	$30.11	$27.91
Total Return	17.60%[4]	26.75%	-6.42%	33.16%	8.42%	11.23%

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$2,007,839	$1,503,814	$1,427,200	$1,835,861	$1,097,360	$803,794

Expenses to Average Net Assets before legal expense	0.60%[5]	0.60%	0.60%	0.60%	0.68%	0.75%
Gross Expenses to Average Net Assets	0.60%[5]	0.60%	0.60%	0.60%	0.72%[2]	0.75%
Net Investment Income (Loss) to Average Net Assets	0.06%[5]	1.50%	0.19%	0.07%	-0.03%	1.21%
Portfolio Turnover Rate	16%[4]	33%	36%	41%	53%	34%

[1]	Calculated based on average shares outstanding during the year/period.
[2]	The ratio of expenses to average net assets includes legal expense.
[3]	Per share amount is less than $0.01.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Asset Value, Beginning Year/Period	$54.30	$46.60	$42.86	$32.57	$24.96	$23.53
Income (Loss) from
Investment Operations:
Net investment income (loss)[1]	(0.06)	(0.04)	0.03	0.07	0.03	0.15
Net realized and unrealized gain (loss) on investments	12.30	7.75	3.93	10.22	7.60	1.39
Total from investment operations	12.24	7.71	3.96	10.29	7.63	1.54
Less Distributions:
Distributions from net
investment income	—	(0.02)	(0.05)	(0.01)	(0.02)	(0.11)
Net realized gains	—	—	(0.18)	—	—	—
Total distributions	—	(0.02)	(0.23)	(0.01)	(0.02)	(0.11)
Capital Share Transactions:
Transaction fees added to paid-in capital	—	0.01	0.01	0.01	—	—
Net asset value, end year/period	$66.54	$54.30	$46.60	$42.86	$32.57	$24.96
Total Return	22.55%[3]	16.56%	9.49%	31.62%	30.59%	6.51%

Ratios/Supplemental Data:
Net assets at end year/period (000’s)	$1,207,705	$798,142	$743,198	$522,874	$170,993	$8,734

Expenses to Average Net Assets before legal expense	0.75%[4]	0.75%	0.75%	0.75%	0.75%	0.75%
Gross Expenses to Average Net Assets	0.75%[4]	0.75%	0.75%	0.75%	0.80%[2]	0.75%
Net Investment Income (Loss) to Average Net Assets	-0.19%[4]	-0.08%	0.06%	0.16%	0.12%	0.63%
Portfolio Turnover Rate	14%[3]	19%	28%	16%	31%	32%

[1]	Calculated based on average shares outstanding during the year/period.
[2]	The ratio of expenses to average net assets includes legal expense.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

ETFMG Sit Ultra Short ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Period Ended March 31, 2021 (Unaudited)	Period Ended September 30, 2020[1]
Net Asset Value, Beginning Year/Period	$49.77	$50.00
Income from Investment Operations:
Net investment income [2]	0.19	0.86
Net realized and unrealized gain (loss) on investments	(0.02)	(0.27)
Total from investment operations	0.17	0.59
Less Distributions:
Distributions from net investment income	(0.20)	(0.82)
Total distributions	(0.20)	(0.82)
Net asset value at end of year/period	$49.74	$49.77
Total Return	0.33%[3]	1.19%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$111,916	$105,770

Expenses to Average Net Assets before legal expense	0.30%[4]	0.30%[4]
Gross Expenses to Average Net Assets	0.30%[4]	0.30%[4]
Net Investment Income to Average Net Assets	0.76%[4]	1.78%[4]
Portfolio Turnover Rate	27%[3]	132%[3]

[1]	Commencement of operations on October 8, 2019.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

ETFMG Travel Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Period Ended March 31, 2021 (Unaudited)	Period Ended September 30, 2020[1]
Net Asset Value, Beginning Year/Period	$18.88	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	12.06	(6.12)
Total from investment operations	12.05	(6.14)
Less Distributions:
Distributions from net investment income	(0.01)	—
Total distributions	(0.01)	—
Capital Share Transactions:
Transaction fees added to paid-in capital	0.03	0.02
Net asset value at end of year/period	$30.95	$18.88
Total Return	64.05%[3]	-24.50%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$317,261	$15,100

Expenses to Average Net Assets before legal expense	0.75%[4]	0.75%[4]
Gross Expenses to Average Net Assets	0.75%[4]	0.75%[4]
Net Investment Income to Average Net Assets	0.01%[4]	0.30%[4]
Portfolio Turnover Rate	24%[3]	49%[3]

[1]	Commencement of operations on February 12, 2020.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

ETFMG Treatments, Testing and Advancements ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Period Ended March 31, 2021 (Unaudited)	Period Ended September 30, 2020[1]
Net Asset Value, Beginning Year/Period	$27.71	$25.00
Income from Investment Operations:
Net investment income[2]	0.22	0.02
Net realized and unrealized gain (loss) on investments	7.78	2.69
Total from investment operations	8.00	2.71
Less Distributions:
Distributions from net investment income	(0.29)	—
Total distributions	(0.29)	—
Net asset value at end of year/period	$35.42	$27.71
Total Return	28.90%[3]	10.82%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$56,668	$54,030

Expenses to Average Net Assets before legal expense	0.68%[4]	0.68%[4]
Gross Expenses to Average Net Assets	0.68%[4]	0.68%[4]
Net Investment Income to Average Net Assets	1.33%[4]	0.25%[4]
Portfolio Turnover Rate	26%[3]	41%[3]

[1]	Commencement of operations on June 17, 2020.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

ETFMG Prime Junior Silver Miners ETF (“SILJ”), ETFMG Prime Cyber Security ETF (“HACK”), ETFMG Prime Mobile Payments ETF (“IPAY”), ETFMG Sit Ultra Short ETF (“VALT”), ETFMG Travel Tech ETF (“AWAY”), and ETFMG Treatments, Testing and Advancements ETF (GERM) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

On June 29, 2020 the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of IPAY and HACK into corresponding new funds, the ISE Mobile Payments ETF and the ISE Cyber Security ETF (collectively, the “Acquiring Funds”), which are newly created series of ETF Series Solutions, with similar investment objectives and lower fees and expenses than IPAY or HACK (the “Reorganization”). The Reorganization is subject to certain conditions including approval by shareholders of IPAY and HACK, respectively. Shareholders of record, as of July 10, 2020, have received proxy materials soliciting their vote with respect to the proposed Reorganization. Pursuant to the Agreement and upon shareholder approval, each of IPAY and HACK will transfer all of its assets to the respective Acquiring Fund in return for shares of beneficial interest of the Acquiring Fund and each Acquiring Fund will assume all of the respective liabilities of IPAY and HACK, respectively. Exchange Traded Concepts, LLC (“ETC”) is the investment adviser to the Acquiring Funds. The Joint Special Meeting of Shareholders of IPAY and HACK (the “Special Meeting”), originally scheduled to be held on October 9, 2020, was adjourned until December 7, 2020 and has now been adjourned until May 28, 2021. If approved at the Special Meeting, shareholders of IPAY and HACK will become shareholders of the respective Acquiring Fund. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes. The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund	Strategy Commencement Date	Strategy
ETFMG Prime Junior Silver Miners ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (“Prime Silver Index”).
ETFMG Prime Cyber Security ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield of the Prime Cyber Defense Index (“Prime Cyber Index”).
ETFMG Prime Mobile Payments ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (“Prime Mobile Index”).
ETFMG Sit Ultra Short ETF	10/8/2019	Seeks to achieve its investment objective by investing in a diversified portfolio of high-quality short-term U.S. dollar denominated domestic and foreign debt securities and other instruments.
ETFMG Travel Tech ETF	2/12/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Travel Technology Index NTR (the “Index”).
ETFMG Treatments, Testing and Advancements ETF	6/17/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Treatments, Testing and Advancements Index.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Except for VALT, VALT is the only fund that trades in blocks of 25,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (“SEC”). For more information about the underlying fund’s operations and policies, please refer to those fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2021, the Funds did not hold any securities that were fair valued by the Board.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2021:

ETFMG Prime Junior Silver Miners ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$740,897,324	$—	$283,777	$741,181,101
Short-Term Investments	3,587,114	—	—	3,587,114
Total Investments in Securities	$744,484,438	$—	$283,777	$744,768,215

ETFMG Prime Cyber Security ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,994,869,430	$—	$—	$1,994,869,430
Short-Term Investments	10,720,628	—	—	10,720,628
ETFMG Sit Ultra Short ETF**	49,745,500	—	—	49,745,500
Investments Purchased with Securities Lending Collateral*	—	—	—	112,946,580
Total Investments in Securities	$2,055,335,558	$—	$—	$2,168,282,138

ETFMG Prime Mobile Payments ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,200,210,302	$—	$—	$1,200,210,302
Short-Term Investments	1,767,533	—	—	1,767,533
ETFMG Sit Ultra Short ETF**	29,847,300	—	—	29,847,300
Investments Purchased with Securities Lending Collateral*	—	—	—	84,242,577
Total Investments in Securities	$1,231,825,135	$—	$—	$1,316,067,712

ETFMG Sit Ultra Short ETF
Assets^	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$650,050	$—	$650,050
Corporate Obligations	—	109,049,703	—	109,049,703
Municipal Debt Obligations	—	977,156	—	977,156
Short-Term Investments	904,647	—	—	904,647
Total Investments in Securities	$904,647	$110,676,909	$—	$111,581,556

ETFMG Travel Tech ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$316,120,440	$—	$—	$316,120,440
Short-Term Investments	1,165,850	—	—	1,165,850
ETFMG Sit Ultra Short ETF**	9,949,100	—	—	9,949,100
Investments Purchased with Securities Lending Collateral*	—	—	—	37,492,170
Total Investments in Securities	$327,235,390	$—	$—	$364,727,560

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

ETFMG Treatments, Testing and Advancements ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$56,445,092	$—	$—	$56,445,092
Short-Term Investments	219,057	—	—	219,057
ETFMG Sit Ultra Short ETF**	1,243,637	—	—	1,243,637
Investments Purchased with Securities Lending Collateral*	—	—	—	12,912,840
Total Investments in Securities	$57,907,786	$—	$—	$70,820,626

^ See Schedule of Investments for classifications by country and industry.

*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of March 31, 2021, management has reviewed the tax positions for open periods (for Federal purposes, four years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds, other than VALT, are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Under the Investment Advisory Agreement, the Advisor has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Advisor bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Prime Junior Silver Miners ETF	0.69%
ETFMG Prime Cyber Security ETF	0.60%
ETFMG Prime Mobile Payments ETF	0.75%
ETFMG Sit Ultra Short ETF	0.30%
ETFMG Travel Tech ETF	0.75%
ETFMG Treatments, Testing and Advancements ETF	0.68%

Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate ETFMG Financial LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for SILJ, HACK, IPAY, AWAY, and GERM. Level is not affiliated with the Trust or the Advisor.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the period ended March 31, 2021, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the period ended March 31, 2021:

	Purchases	Sales
ETFMG Prime Junior Silver Miners ETF	$48,766,666	$57,834,448
ETFMG Prime Cyber Security ETF	307,292,920	300,751,800
ETFMG Prime Mobile Payments ETF	148,358,404	143,476,663
ETFMG Sit Ultra Short ETF	45,894,347	23,458,525
ETFMG Travel Tech ETF	87,323,760	28,534,140
ETFMG Treatments, Testing and Advancements ETF	14,776,739	15,104,722

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the period ended March 31, 2021:

	Purchases In-Kind	Sales In-Kind
ETFMG Prime Junior Silver Miners ETF	$442,881,280	$83,098,934
ETFMG Prime Cyber Security ETF	433,900,630	200,288,119
ETFMG Prime Mobile Payments ETF	366,944,586	144,038,383
ETFMG Sit Ultra Short ETF	—	—
ETFMG Travel Tech ETF	283,122,016	51,717,555
ETFMG Treatments, Testing and Advancements ETF	14,433,926	24,134,899

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the period ended March 31, 2021.

NOTE 7 — SECURITIES LENDING

The Funds, except for SILJ and VALT, may lend up to 33 1⁄3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (the “Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

As of the period ended March 31, 2021 the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
ETFMG Prime Cyber Security ETF	$161,619,360	$163,055,457
ETFMG Prime Mobile Payments ETF	113,520,296	114,324,845
ETFMG Travel Tech ETF	46,881,776	47,439,870
ETFMG Treatments, Testing and Advancements ETF	14,788,812	14,156,814

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2020 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ETFMG Prime Junior Silver Miners ETF	$380,118,215	$71,538,065	$(42,215,328)	$29,322,737
ETFMG Prime Cyber Security ETF	1,592,035,516	276,804,520	(132,584,561)	144,219,959
ETFMG Prime Mobile Payments ETF	834,183,894	133,568,333	(80,211,507)	53,356,826
ETFMG Sit Ultra Short ETF	104,598,990	648,594	(20,811)	627,783
ETFMG Travel Tech ETF	18,518,532	734,322	(1,917,702)	(1,183,380)
ETFMG Treatments, Testing and Advancements ETF	76,989,904	2,005,700	(7,773,581)	(5,767,881)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Prime Junior Silver Miners ETF	$6,942,754	$—	$6,942,754	$(37,341,642)	$(1,076,151)
ETFMG Prime Cyber Security ETF	267,547	—	267,547	(197,892,099)	(53,404,593)
ETFMG Prime Mobile Payments ETF	—	—	—	(45,544,647)	7,812,179
ETFMG Sit Ultra Short ETF	88,164	—	88,164	(1,414,692)	(698,745)
ETFMG Travel Tech ETF	24,389	—	24,389	(59,289)	(1,218,280)
ETFMG Treatments, Testing and Advancements ETF	95,210	—	95,210	(2,212,292)	(7,884,963)

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2020, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
ETFMG Prime Junior Silver Miners ETF	$(19,782,810)	$(17,555,549)	Indefinite
ETFMG Prime Cyber Security ETF	(86,782,369)	(111,109,228)	Indefinite
ETFMG Prime Mobile Payments ETF	(21,125,249)	(24,081,540)	Indefinite
ETFMG Sit Ultra Short ETF	(1,414,692)	—	Indefinite
ETFMG Travel Tech ETF	(59,402)	—	Indefinite
ETFMG Treatments, Testing and Advancements ETF	(2,212,292)	—	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2020.

	Late Year Ordinary Loss	Post-October Capital Loss
ETFMG Prime Junior Silver Miners ETF	$—	$—
ETFMG Prime Cyber Security ETF	—	—
ETFMG Prime Mobile Payments ETF	(339,075)	—
ETFMG Sit Ultra Short ETF	—	—
ETFMG Travel Tech ETF	—	—
ETFMG Treatments, Testing and Advancements ETF	—	—

The tax character of distributions paid during the period ended March 31, 2021, and the year ended September 30, 2020 were as follows:

	Period Ended March 31, 2021		Year Ended September 30, 2020
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
ETFMG Prime Junior Silver Miners ETF	$7,160,000	$—	$1,980,500	$—
ETFMG Prime Cyber Security ETF	1,330,000	—	21,333,000	—
ETFMG Prime Mobile Payments ETF	—	—	216,000	—
ETFMG Sit Ultra Short ETF	418,932	—	1,250,256	—
ETFMG Travel Tech ETF	24,500	—	—	—
ETFMG Treatments, Testing and Advancements ETF	498,750	—	—	—

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Prime Junior Silver Miners ETF

ETFMG Prime Junior Silver Miners ETF owned the following companies during the period ended March 31, 2021. Kootenay Silver, Inc., MAG Silver Corp. and New Gold, Inc. are deemed to be affiliates of the Fund as defined by the 1940 Act as of the period ended March 31, 2021. Transactions during the period in these securities were as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at March 31, 2021	Ending Shares
Kootenay Silver, Inc.*	$1,371,967	$1,422,233	$(305,630)	$110,609	$(438,441)	$—	$2,160,738	8,355,076
MAG Silver Corp. *	20,520,080	35,551,130	(2,583,885)	493,442	(7,767,670)	—	46,213,097	3,069,556
New Gold, Inc. *	6,281,951	6,549,850	(2,075,944)	501,252	(2,131,265)	—	9,125,844	5,911,571
Total	$28,173,998	43,523,213	(4,965,459)	$1,105,303	$(10,337,376)	$—	$57,499,679	17,336,203

ETFMG Prime Cyber Security ETF

ETFMG Prime Cyber Security ETF owned the following companies during the period ended March 31, 2021. Secure Works Corp. – Class A, and ETFMG Sit Ultra Short ETF are deemed to be affiliates of the Fund as defined by the 1940 Act as of the period ended March 31, 2021. Transactions during the period in these securities were as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at March 31, 2021	Ending Shares
SecureWorks Corp. -Class A*	$12,800,697	$5,393,949	$(1,748,970)	$(156,439)	$2,283,568	$—	$18,572,805	1,388,102
ETFMG Sit Ultra Short ETF *	49,785,000	—	—	—	(39,500)	—	49,745,500	1,000,000
Tufin Software Technologies, Ltd.**	16,657,303	8,566,164	(13,395,136)	(13,597,765)	17,765,617	—	15,996,183	1,523,446
Total	$79,243,000	$13,960,113	$(15,144,106)	$(13,754,204)	$20,009,685	$—	$84,314,488	3,911,548

ETFMG Prime Mobile Payments ETF

ETFMG Prime Mobile Payments ETF owned the following company during the period ended March 31, 2021. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the period ended March 31, 2021. Transactions during the period in this security was as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at March 31, 2021	Ending Shares
ETFMG Sit Ultra Short ETF *	$29,871,000	$—	$—	$—	$(23,700)	$—	$29,847,300	600,000

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

ETFMG Travel Tech ETF

ETFMG Travel Tech ETF owned the following companies during the period ended March 31, 2021. ETFMG Sit Ultra Short ETF and Trivago NV are deemed to be affiliates of the Fund as defined by the 1940 Act as of the period ended March 31, 2021. Transactions during the period in these securities were as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at March 31, 2021	Ending Shares
ETFMG Sit Ultra Short ETF *	$—	$9,947,700	$—	$—	$1,400	$—	$9,949,100	200,000
Trivago NV *	560,015	17,405,790	(8,241,634)	3,533,147	1,396,789	—	14,654,107	3,407,932
Total	$560,015	$27,353,490	$(8,241,634)	$3,533,147	$1,398,189	$—	$24,603,207	3,607,932

ETFMG Treatments, Testing and Advancements ETF

ETFMG Treatments, Testing and Advancements ETF owned the following company during the period ended March 31, 2021. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the period ended March 31, 2021. Transactions during the period in this security was as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at March 31, 2021	Ending Shares
ETFMG Sit Ultra Short ETF *	$1,244,625	$—	$—	$—	$(988)	$—	$1,243,637	25,000

*	Affiliate as of March 31, 2021.
**	These securities were not affiliated as of March 31, 2021.

1 Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. ("Nasdaq") captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiffs requests for punitive damages and equitable relief.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

On May 1, 2020, Nasdaq, PureShares LLC ("PureShares"), and ETFMG announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to future negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and ETFMG have agreed to certain cash payments from ETFMG to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain ETFMG intellectual property and related assets, to a Nasdaq affiliate. The transaction is expected to close prior to July 31, 2021. The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

 ETFMG Prime Junior Silver Miners ETF

ETFMG Prime Cyber Security ETF

ETFMG Prime Mobile Payments ETF

ETFMG Sit Ultra Short ETF

ETFMG Travel Tech ETF

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on March 30, 2021, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the renewal of:

•

the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of each of ETFMG Prime Junior Silver Miners ETF (“SILJ”), ETFMG Prime Cyber Security ETF (“HACK”), ETFMG Prime Mobile Payments ETF (“IPAY”), ETFMG Sit Ultra Short ETF (“VALT”) and ETFMG Travel Tech ETF (“AWAY”) (each a “Fund” and collectively, the “Funds”); and

•

a Sub-Advisory Agreement between the Adviser and Sit Fixed Income Advisors II, LLC (the “Sub-Adviser”) with respect to the Fund (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the Agreements after their initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Agreements for an additional one-year term. In preparation for such meeting, the Board requests and reviews a wide variety of information from the Adviser and Sub-Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to the Funds’ shareholders by the Adviser and Sub-Adviser; (ii) the investment performance of the Funds; (iii) the Adviser’s costs and profits realized in providing services to the Funds, including any fall-out benefits enjoyed by the Adviser; (iv) comparative fee and expense data for the Funds in relation to other similar investment companies; (v) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees for the Funds reflect these economies of scale for the benefit of the Funds; and (vi) other financial benefits to the Adviser or Sub-Adviser and their affiliates resulting from services rendered to the Funds. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on March 30, 2021, and throughout the year. Among other things, each of the Adviser and Sub-Adviser provided responses to a detailed series of questions, which included information about the Adviser’s and Sub-Adviser’s operations, service offerings, personnel, compliance program and financial condition. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Agreements in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund. The Independent Trustees conferred amongst themselves and independent legal counsel during a telephonic contract renewal meeting held prior to the March 30, 2021 meeting and also conferred in executive sessions both with and without representatives of management before and during the March 30th meeting. The Independent Trustees requested, received and considered additional information arising out of these executive sessions.

ETFMG Prime Junior Silver Miners ETF

ETFMG Prime Cyber Security ETF

ETFMG Prime Mobile Payments ETF

ETFMG Sit Ultra Short ETF

ETFMG Travel Tech ETF

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited) (Continued)

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser provides investment management services to the Funds. The Board discussed the responsibilities of the Adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Funds; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the qualifications, experience and responsibilities of the Adviser’s investment personnel and the quality of the Adviser’s compliance and risk assessment infrastructure. The Board also considered the Adviser’s experience managing exchange-traded funds (“ETFs”), as well as the Adviser’s response to the market volatility and uncertainty during the recent pandemic.

The Board also considered other services provided to the Funds, such as overseeing the activities of the Sub-Adviser, as well as the Funds’ other service providers, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities laws.

With respect to VALT, the Board then considered the scope of services provided under the Sub- Advisory Agreement, noting that the Sub-Adviser will be providing investment sub-advisory services to the Adviser in the form of selecting and trading portfolio securities on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the oversight of the Board.

In considering the nature, extent and quality of the services to be provided by the Sub-Adviser, the Board noted that it had received a copy of the Sub-Adviser’s Form ADV, as well as the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the Sub-Adviser’s personnel. The Board considered the experience of the Sub-Adviser’s personnel in the financial services industry, particularly in regards to fixed-income securities. The Board also considered the quality of the Sub-Adviser’s compliance program and Code of Ethics.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser and Sub- Adviser, as applicable.

Historical Performance

The Board then considered the past performance of the Funds. The Board reviewed information regarding each Fund’s performance with the performance of a group of peer funds and with the performance of each Fund’s underlying index, as applicable, for various time periods.

ETFMG Prime Junior Silver Miners ETF

ETFMG Prime Cyber Security ETF

ETFMG Prime Mobile Payments ETF

ETFMG Sit Ultra Short ETF

ETFMG Travel Tech ETF

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited) (Continued)

With respect to SILJ, HACK, IPAY, and AWAY, which are index-based ETFs, the Board noted management’s explanation that analysis of investment performance, in absolute terms, is less relevant for the index-based Funds than it is for actively managed funds, given the Funds’ index-based investment objectives. The Board also noted management’s further explanation that it is more relevant to review the performance of the Funds by focusing on the extent to which each Fund tracked its underlying index. The Board reviewed information regarding each Fund’s index tracking, discussing, as applicable, factors which contributed to each Fund’s tracking error. The Board noted that the Funds had underperformed their underlying indexes over certain periods, but that such underperformance was, at least in part, a result of costs incurred by the Funds not incurred by their underlying indexes. The Board considered other factors that contributed to the Funds’ tracking error, including cash drag and the process of rebalancing the Funds’ portfolios. The Board noted management’s representations that the Funds’ performance satisfactorily tracked their underlying indexes. The Board concluded that, after taking these factors into account, each of the Funds satisfactorily tracked its underlying index.

With respect to VALT, the Board noted that the Fund underperformed in relation to its peer group for the one-year period and the period since the Fund’s inception. The Board considered management’s discussion of VALT’s performance, noting the effect of adverse credit market developments at the beginning of the COVID-19 pandemic on the Fund’s performance.

The Board further noted that it had received and would continue to receive regular reports regarding each Fund’s performance, including with respect to its tracking error, at its quarterly meetings.

Cost of Services Provided, Profits and Economies of Scale

The Board reviewed the advisory fees for the Funds and compared them to the total operating expenses of comparable ETFs, as determined by an independent third party and the Adviser. Among other information, the Board noted that the advisory fee for each of the Funds was higher than the average and median expense ratios for its peer ETFs. The Trustees also considered the total expense ratios of other ETFs that they considered to be comparable, based on the investment objectives and strategies of the ETFs. The Board took into consideration management’s discussion of the fees, including that the Funds have niche investment strategies that are substantially different than the strategies of many of the peer ETFs and, therefore, the information provided about the comparable ETFs may not provide meaningful direct comparisons to the Funds.

The Board noted the importance of the fact that the advisory fee for each Fund is a “unified fee,” meaning that the shareholders of the Funds pay no expenses other than the advisory fee and certain other costs such as interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, non-standard Board-related expenses and litigation against the Board, Trustees, Funds, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses. The Board also noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses (except as noted above) out of its own fees and resources. The Board concluded that the advisory fee for each of the Funds is reasonable in light of the factors considered.

ETFMG Prime Junior Silver Miners ETF

ETFMG Prime Cyber Security ETF

ETFMG Prime Mobile Payments ETF

ETFMG Sit Ultra Short ETF

ETFMG Travel Tech ETF

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited) (Continued)

The Board also evaluated the compensation and other benefits received by the Adviser from its relationship with the Funds, taking into account profitability information provided by the Adviser. The Board received and reviewed profitability information on a fund by fund basis and considered how profit margins could affect the Adviser’s long-term viability and ability to attract and retain high-quality personnel. The Board also considered the impact on the Adviser’s profitability of payments made to, or received from, partners involved with certain of the Funds. Based on the information provided to the Trustees, the Trustees concluded that the net revenue retained by the Adviser from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund. The Board further considered other benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the Funds.

In addition, the Board considered whether economies of scale may be realized for the Funds. The Board noted that the Adviser regularly considers whether fee reductions are appropriate as the Funds grow in size. The Board noted that a unitary fee provides a level of certainty in expenses for the Funds and effectively acts as a cap on the fees and expenses (except as noted above) that are borne by the Funds. The Board also took into account the significant investments that the Adviser has made in its business to help ensure the continued provision of high-quality services to the Funds, such as the hiring of new trading, legal and compliance personnel, and enhancements to technology and related systems. The Board concluded that no changes to the advisory fee structure of the Funds were necessary.

The Board also reviewed the sub-advisory fee paid to the Sub-Adviser for its services to VALT under the Sub-Advisory Agreement. The Board considered this fee in light of the services the Sub-Adviser provides as investment sub-adviser to VALT. The Board determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser and Sub-Adviser given the work performed by each firm. The Board concluded that the proposed sub-advisory fee was reasonable in light of the services rendered.

The Board also considered that the sub-advisory fee paid to the Sub-Adviser is paid out of the Adviser’s unified fee and represents an arm’s-length negotiation between the Adviser and the Sub- Adviser. For these reasons, the Trustees determined that the profitability to the Sub-Adviser from its relationship with VALT was not a material factor in their deliberations with respect to consideration of approval of the Sub-Advisory Agreement. The Board considered that, because the sub-advisory fee was paid by the Adviser out of its unified fee, any economies of scale would not benefit shareholders and, thus, were not relevant for the consideration of the approval of the sub-advisory fee.

In its deliberations, the Board did not identify any single piece of information discussed above that was all-important, controlling or determinative of its decision.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Agreements are fair and reasonable; (b) concluded that the Adviser’s and Sub-Adviser’s fee is reasonable in light of the services that the Adviser and Sub-Adviser each provide to the Funds, as applicable; and (c) approved the renewal of the Agreements for another year.

ETFMG™ ETFs

EXPENSE EXAMPLES

Period Ended March 31, 2021 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

ETFMG™ ETFs

EXPENSE EXAMPLES

Period Ended March 31, 2021 (Unaudited) (Continued)

Fund Name	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During the Period ^	Annualized Expense Ratio During the Period October 1, 2020 to March 31, 2021
ETFMG Prime Junior Silver Miners ETF
Actual	$1,000.00	$1,054.30	$3.53	0.69%
Hypothetical (5% annual)	1,000.00	1,021.49	3.48	0.69%
ETFMG Prime Cyber Security ETF
Actual	1,000.00	1,176.00	3.26	0.60%
Hypothetical (5% annual)	1,000.00	1,021.94	3.02	0.60%
ETFMG Prime Mobile Payments ETF
Actual	1,000.00	1,225.50	4.16	0.75%
Hypothetical (5% annual)	1,000.00	1,021.19	3.78	0.75%
ETFMG Sit Ultra Short ETF
Actual	1,000.00	1,003.30	1.50	0.30%
Hypothetical (5% annual)	1,000.00	1,023.44	1.51	0.30%
ETFMG Travel Tech ETF
Actual	1,000.00	1,640.50	4.94	0.75%
Hypothetical (5% annual)	1,000.00	1,021.19	3.78	0.75%
ETFMG Treatments, Testing and
Advancements ETF
Actual	1,000.00	1,289.00	3.88	0.68%
Hypothetical (5% annual)	1,000.00	1,021.54	3.43	0.68%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the one-half year period).

ETFMG™ ETFs

Statement Regarding Liquidity Risk Management Program (Unaudited)

ETF Managers Trust (the “Trust”) has adopted a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated ETF Managers Group LLC (the “Program Administrator”) as the administrator of the Program. The Program Administrator has designated a committee (the “Committee”), composed of personnel from multiple departments, including investment operations and compliance, that is responsible for the implementation and ongoing administration of the Program, which includes assessing the liquidity risk of the ETFMG Prime Junior Silver Miners ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Sit Ultra Short ETF, ETFMG Travel Tech ETF, and ETFMG Treatments, Testing and Advancements ETF (each a “Fund” and, collectively, the “Funds”) under both normal and reasonably foreseeable stressed conditions.

Under the Program, the Program Administrator assesses, manages and periodically reviews each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in that Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments and limiting the amount of the Fund’s illiquid investments, among other means. The Program Administrator’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

At a meeting of the Board on March 30, 2021, the Adviser provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, the operation of any Highly Liquid Investment Minimum, where applicable, and any material changes to the Program, for the initial period from February 29, 2020 through March 30, 2021 (the “Reporting Period”). No significant liquidity events impacting any Fund were noted in the report and it was represented that, as of March 30, 2021, each Fund was primarily highly liquid and, during the Reporting Period, each Fund held less than 15% in illiquid securities. In addition, the Program Administrator provided its assessment that Program implementation was effective and that the Program operated adequately and effectively to enable the Program Administrator to oversee and manage liquidity risk and ensure each Fund is able to meet requests to redeem shares without significant dilution to the remaining investors’ interest in the Fund.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

ETFMG™ ETFs

Board of Trustees (Unaudited)

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	11	None
John A. Flanagan, (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).

			n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)

Chief Compliance Officer of ETFMG Financial LLC (Since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).

			n/a	n/a

* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

ETFMG™ ETFs

Board of Trustees (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020);

ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016).

			n/a	n/a
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange- traded products firm) (2006-2011).	11	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	11	None

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

March 31, 2021 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
ETFMG Prime Junior Silver Miners ETF	13.35%
ETFMG Prime Cyber Security ETF	100.00%
ETFMG Prime Mobile Payments ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Fund Name	Dividends Received Deduction
ETFMG Prime Junior Silver Miners ETF	1.49%
ETFMG Prime Cyber Security ETF	100.00%
ETFMG Prime Mobile Payments ETF	100.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
ETFMG Prime Junior Silver Miners ETF	0.00%
ETFMG Prime Cyber Security ETF	0.00%
ETFMG Prime Mobile Payments ETF	0.00%

During the year ended September 30, 2020, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/20
ETFMG Prime Junior Silver Miners ETF	$462,841	$64,426	$0.01563652	$0.00234548	$29,600,000

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

March 31, 2021 (Unaudited) (Continued)

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Semi-Annual Report

March 31, 2021

(Unaudited)

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Global Cloud Technology ETF

The Funds are a series of ETF Managers Trust.

Wedbush ETFMG TM ETFs

March 31, 2021 (Unaudited)

Wedbush ETFMG TM ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2020 to March 31, 2021

Performance Overview

During the 6-month period ended March 31, 2021, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned 13.85%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned 16.97%. Below is a performance overview for each Fund for the same 6-month period.

Wedbush ETFMG Global Cloud Technology ETF (IVES)*

The Wedbush ETFMG Global Cloud Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”).

Over the period, the total return for the Fund was 13.54%, while the total return for the Index was 13.99%. The best performers in the Fund on the basis of contribution to return were Sinch AB., Cloudflare Inc., Netapp Inc., Appian Corp. and Kingsoft Cloud Holdings-ADR. while the worst performers were Datadog Inc., Itochu Techno-Solutions Corp., Fastly Inc., Chindata Group Holdings-ADR and Software AG.

At the end of the reporting period, the Fund saw an average approximate allocation of 57.4% to Software, 32.0% to IT Services, 4.8% to Equity Real Estate Investment Trusts and 4.8% to Technology Hardware, Storage & Peripherals. The Fund was exposed predominately to the United States 65.4%, followed by Japan 8.9%, Canada 4.9%, Israel 4.5% and Sweden 4.5%.

Wedbush ETFMG Video Game Tech ETF (GAMR)**

The Wedbush ETFMG Video Game Tech ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the EEFund Video Game Tech Index (the “Index”).

Over the period, the total return for the Fund was 43.49%, while the total return for the Index was 43.80%. The best performers in the Fund on the basis of contribution to return were Gamestop Corp., Corsair Gaming Inc., Bilbili Inc., Codemasters Group Holdings, Plc and Wemade Co Ltd. while the worst performers were CD Projekt SA., Paradox Interactive AB., Stillfront Group AB, Square Enix Holdings Co., Ltd., and Netmarble Corp.

At the end of the reporting period, the Fund saw an average approximate allocation of 69.5% to Entertainment, 9.8% to Technology Hardware, Storage & Peripherals and 4.6% to Interactive Media & Services. The Fund was exposed predominately to the United States 37.8%, followed by the Republic of Korea 18.5%, Japan 16.7%, and Sweden 9.5%.

You can find further details about IVES* and GAMR* by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

Samuel Masucci III

Chairman of the Board

*Please be aware that as of Tuesday, April 7, 2020 the following changes went into effect for the ETFMG Drone Economy Strategy ETF (IFLY):

1. The Fund’s name was changed to the Wedbush ETFMG Global Cloud Technology ETF;

2. The Fund’s previous underlying index, the Reality Shares Drone Index (the “Previous Index”), was replaced with the Dan Ives Global Cloud Technology Prime Index; and

3. The Fund’s investment objective was changed to the following: “The Wedbush ETFMG Global Cloud Technology ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Dan Ives Global Cloud Technology Prime Index” (the “Index”).

4. The Fund’s ticker was changed to “IVES”.

**Please be aware that as of Friday, April 17, 2020 the name of the ETFMG Video Game Tech ETF changed to the “Wedbush ETFMG Video Game Tech ETF”.

2

Wedbush ETFMG Global Cloud Technology ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Period Ended March 31, 2021	1 Year Return	5 Year Return	Since Inception (3/8/2016)	Value of $10,000 (3/31/2021)
Wedbush ETFMG Global Cloud Technology ETF (NAV)	74.55%	13.72%	14.56%	$19,899
Wedbush ETFMG Global Cloud Technology ETF (Market)	78.03%	13.68%	14.65%	$19,979
S&P 500 Index	56.35%	16.29%	17.02%	$22,161
ETFMG Global Cloud Blended Index	75.97%	13.43%	14.30%	$19,672

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

Wedbush ETFMG TM ETFs

Wedbush ETFMG Global Cloud Technology ETF

Top Ten Holdings as of March 31, 2021* (Unaudited)

	Security	% of Total Investments
1	Open Text Corp.	4.87%
2	ETFMG Sit Ultra Short ETF**	4.72%
3	Nice, Ltd.	4.54%
4	Sinch AB	4.53%
5	Elastic NV	4.13%
6	GDS Holdings, Ltd.	4.07%
7	Cloudflare, Inc. - Class A	3.59%
8	Itochu Techno-Solutions Corp.	3.42%
9	Datadog, Inc. - Class A	3.37%
10	Kingsoft Cloud Holdings, Ltd.	3.37%

	Top Ten Holdings = 40.61% of Total Investments

	* Current Fund holdings may not be indicative of future Fund holdings. ** Affiliated security. Please refer to Note 9 of the Notes to the Financial Statements.

4

Wedbush ETFMG Video Game Tech ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Period Ended March 31, 2021	1 Year Return	5 Year Return	Since Inception (3/8/2016)	Value of $10,000 (3/31/2021)
Wedbush ETFMG Video Game Tech ETF (NAV)	127.24%	30.92%	32.17%	$41,041
Wedbush ETFMG Video Game Tech ETF (Market)	130.80%	31.01%	32.37%	$41,365
S&P 500 Index	56.35%	16.29%	17.02%	$22,161
EEFund Video Game Tech Index	129.94%	31.31%	32.57%	$41,689

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

5

Wedbush ETFMG TM ETFs

Wedbush ETFMG Video Game Tech ETF

Top Ten Holdings as of March 31, 2021* (Unaudited)

	Security	% of Total Investments
1	ETFMG Sit Ultra Short ETF**	3.23%
2	WeMade Entertainment Co., Ltd.	2.38%
3	Com2uS Corp.	2.04%
4	LeoVegas AB	1.95%
5	Webzen, Inc.	1.95%
6	Team17 Group PLC	1.86%
7	Razer, Inc.	1.86%
8	Micro-Star International Co., Ltd.	1.84%
9	Netmarble Corp.	1.77%
10	Kakao Games Corp.	1.76%

	Top Ten Holdings = 20.64% of Total Investments

	* Current Fund holdings may not be indicative of future Fund holdings. ** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

6

Wedbush ETFMG TM ETFs

Important Disclosures and Key Risk Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

IVES

The Wedbush ETFMG Global Cloud Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Cloud Technology Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Technology Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Technology Companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Technology Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Wedbush Securities LLC, Prime Indexes or Level ETF Ventures.

7

GAMR

The Wedbush ETFMG Video Game Tech ETF (the “Fund” or the “Video Game Tech ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech Index™ (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Video Game Tech Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Video Game Tech Companies are also subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. Such factors may adversely affect the profitability and value of such companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the EEFund Video Game Tech Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with EEFund Management or Wedbush Securities LLC.

8

Wedbush ETFMG TM ETFs

PORTFOLIO ALLOCATIONS

As of March 31, 2021 (Unaudited)

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
As a percent of Net Assets:
Australia	2.4%	—%
Canada	4.9	—
France	—	3.0
Germany	1.4	—
Israel	4.5	—
Italy	—	0.4
Japan	8.9	16.7
Netherlands	4.1	—
Norway	—	0.2
Poland	—	1.8
Republic of Korea	0.2	18.5
Singapore	1.4	—
Sweden	4.5	9.5
Switzerland	—	0.3
Taiwan, Province of China	—	5.5
United Kingdom	1.7	5.8
United States	65.4	37.8
Exchange Traded Funds	4.7	3.2
Short-Term and other Net Assets (Liabilities)	(4.1)	(2.7)
	100.0%	100.0%

9

Wedbush ETFMG TM ETFs

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

March 31, 2021 (Unaudited)

	Shares	Value

COMMON STOCKS - 99.4%
Australia - 2.4%
IT Services - 2.4% (d)
Data#3, Ltd.	35,240	$138,918
Megaport, Ltd. (a)	36,472	307,218
NEXTDC, Ltd. (a)	104,621	828,023
Total IT Services		1,274,159

Canada - 4.9%
Software - 4.9% (d)
Open Text Corp.	53,807	2,565,542

Germany - 1.4%
Software - 1.4% (d)
Software AG	17,398	733,273

Israel - 4.5%
Software - 4.5% (d)
Nice, Ltd. (a)	11,064	2,389,461

Japan - 8.9%
IT Services - 8.4% (d)
Hennge KK (a)	3,788	252,818
i3 Systems, Inc. (a)	1,139	49,839
Itochu Techno-Solutions Corp.	55,964	1,801,867
NS Solutions Corp.	22,565	715,314
SCSK Corp.	24,330	1,441,452
TechMatrix Corp.	10,481	186,192
Total IT Services		4,447,482
Software - 0.5% (d)
Cybozu, Inc.	12,175	245,424
Total Japan		4,692,906

Netherlands - 4.1%
Software - 4.1% (d)
Elastic NV (a)	19,588	2,178,186

Republic of Korea - 0.2%
Diversified Telecommunication Services - 0.2%
KINX, Inc.	1,162	76,799

Singapore - 1.4%
Real Estate Investment Trusts (REITs) - 1.4%
Keppel DC REIT	377,416	757,525

The accompanying notes are an integral part of these financial statements.

10

Wedbush ETFMG TM ETFs

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Sweden - 4.5%
Software - 4.5% (d)
Sinch AB (a)(f)	13,562	$2,385,224

United Kingdom - 1.7%
Software - 1.7% (d)
Bytes Technology Group PLC (a)	56,055	308,648
Micro Focus International PLC	78,135	595,893
Total Software		904,541

United States - 65.4%
Communications Equipment - 0.2%
Inseego Corp. (a)(b)	10,612	106,120
IT Services - 21.2% (d)
21Vianet Group, Inc. - ADR (a)	31,671	1,022,973
Chinasoft International, Ltd.	682,605	734,050
Chindata Group Holdings, Ltd. - ADR (a)(b)	85,720	1,417,809
Fastly, Inc. - Class A (a)(b)	11,957	804,467
GDS Holdings, Ltd. - ADR (a)(b)	26,422	2,142,561
Grid Dynamics Holdings, Inc. (a)	5,294	84,333
Kingsoft Cloud Holdings, Ltd. - ADR (a)	45,108	1,773,648
Limelight Networks, Inc. (a)	12,922	46,132
MongoDB, Inc. (a)	5,521	1,476,481
Rackspace Technology, Inc. (a)(b)	21,444	509,938
SUNeVision Holdings, Ltd.	544,622	561,148
Switch, Inc. - Class A	25,112	408,321
Unisys Corp. (a)	6,562	166,806
Total IT Services		11,148,667
Real Estate Investment Trusts (REITs) - 3.4%
CoreSite Realty Corp.	4,462	534,771
CyrusOne, Inc.	12,568	851,105
QTS Realty Trust, Inc. - Class A (b)	6,729	417,467
Total Real Estate Investment Trusts (REITs)		1,803,343
Software - 35.8% (d)
8x8, Inc. (a)	11,189	362,971
Alteryx, Inc. - Class A (a)(b)	6,976	578,729
Anaplan, Inc. (a)	14,805	797,249
Appfolio, Inc. - Class A (a)(b)	3,589	507,520
Appian Corp. (a)(b)	7,376	980,639
Blackbaud, Inc. (a)	5,035	357,888
Box, Inc. - Class A (a)	16,514	379,161
Cloudera, Inc. (a)	32,554	396,182
Cloudflare, Inc. - Class A (a)	26,933	1,892,313
CommVault Systems, Inc. (a)	4,892	315,534
Coupa Software, Inc. (a)	6,046	1,538,586
Datadog, Inc. - Class A (a)(b)	21,325	1,777,226
Datto Holding Corp. (a)	16,754	383,834
Domo, Inc. - Class B (a)	3,118	175,512

The accompanying notes are an integral part of these financial statements.

11

Wedbush ETFMG TM ETFs

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Dropbox, Inc. - Class A (a)(b)	43,270	$1,153,578
Everbridge, Inc. (a)(b)	3,774	457,333
Jamf Holding Corp. (a)	12,165	429,668
MicroStrategy, Inc. - Class A (a)(b)	1,000	678,800
nCino, Inc. (a)	9,630	642,514
New Relic, Inc. (a)(b)	6,566	403,678
Nutanix, Inc. - Class A (a)	21,029	558,530
PagerDuty, Inc. (a)(b)	8,530	343,162
Smartsheet, Inc. - Class A (a)	12,755	815,300
SolarWinds Corp. (a)(b)	32,931	574,317
Sumo Logic, Inc. (a)	10,653	200,916
Teradata Corp. (a)(b)	11,373	438,315
Xunlei, Ltd. - ADR (a)(b)	15,654	102,377
Zendesk, Inc. (a)(b)	12,286	1,629,369
Total Software		18,871,201
Technology Hardware, Storage & Peripherals - 4.8%
NetApp, Inc.	23,225	1,687,760
Pure Storage, Inc. - Class A (a)	28,464	613,115
Super Micro Computer, Inc. (a)	5,263	205,573
Total Technology Hardware, Storage & Peripherals		2,506,448
Total United States		34,435,779
TOTAL COMMON STOCKS (Cost $36,083,324)		52,393,395

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 21.2%
ETFMG Sit Ultra Short ETF (e)	50,000	2,487,275
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	8,680,083	8,680,083
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $11,168,033)		11,167,358

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%
Invesco Advisers, Inc. STIT-Treasury Portfolio – Institutional Class, 0.01% (c)	248,357	248,357
TOTAL SHORT-TERM INVESTMENTS (Cost $248,357)		248,357
Total Investments (Cost $47,499,714) - 121.1%		63,809,110
Liabilities in Excess of Other Assets - (21.1)%		(11,125,204)
TOTAL NET ASSETS - 100.0%		$52,683,906

The accompanying notes are an integral part of these financial statements.

12

Wedbush ETFMG TM ETFs

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan as of March 31, 2021.
(c)	The rate shown is the annualized seven-day yield at March 31, 2021.
(d)	As of March 31, 2021, the Fund had a significant portion of its assets in the Software & IT Services Industries.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration to qualified institutional investors.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

13

Wedbush ETFMG TM ETFs

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

March 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.5%
France - 3.0%
Entertainment - 2.6% (d)
Atari SA (a)	763,281	$730,404
Focus Home Interactive SA (a)	5,442	433,966
Ubisoft Entertainment SA (a)	23,959	1,822,922
Total Entertainment		2,987,292
Technology Hardware, Storage & Peripherals - 0.4%
Guillemot Corp. (a)	28,211	499,556
Total France		3,486,848

Italy - 0.4%
Entertainment - 0.4% (d)
Digital Bros SpA	15,466	451,612

Japan - 16.7%
Distributors - 0.3%
Happinet Corp.	28,835	399,745
Entertainment - 13.1% (d)
Aeria, Inc.	85,697	485,275
Aiming, Inc. (a)(b)	113,205	433,497
Akatsuki, Inc.	48,112	1,944,468
Capcom Co., Ltd.	61,156	1,985,602
COLOPL, Inc.	36,192	272,604
DeNa Co., Ltd.	14,524	283,593
Gumi, Inc.	52,578	431,641
GungHo Online Entertainment, Inc.	14,097	278,312
Imagineer Co., Ltd.	36,416	411,437
KLab, Inc. (a)	55,641	404,525
Koei Tecmo Holdings Co., Ltd.	6,357	285,053
Konami Holdings Corp.	28,547	1,699,027
Marvelous, Inc.	54,194	421,414
Nexon Co., Ltd.	60,351	1,956,740
Nintendo Co., Ltd.	3,455	1,928,684
Square Enix Holdings Co., Ltd.	34,515	1,917,067
Total Entertainment		15,138,939
Household Durables - 1.2%
Sony Corp. - ADR (a)	12,706	1,346,963
Interactive Media & Services - 1.6%
Gree, Inc.	355,861	1,796,581
Leisure Products - 0.5%
Bandai Namco Holdings, Inc.	3,918	279,294
Sega Sammy Holdings, Inc.	18,202	283,900
Total Leisure Products		563,194
Total Japan		19,245,422

The accompanying notes are an integral part of these financial statements.

14

Wedbush ETFMG TM ETFs

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Norway - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Nordic Semiconductor ASA (a)	16,045	$287,578

Poland - 1.8%
Entertainment - 1.8% (d)
11 bit studios SA (a)	3,165	442,086
CD Projekt SA (a)	32,941	1,587,910
Total Entertainment		2,029,996

Republic of Korea - 18.5%
Entertainment - 17.8% (d)
Actoz Soft Co., Ltd. (a)	56,696	457,375
Com2uS Corp.	15,767	2,354,427
Gravity Co., Ltd. - ADR (a)	13,688	1,574,120
Kakao Games Corp. (a)	43,858	2,030,624
NCSoft Corp.	2,308	1,780,326
Neowiz (a)	21,311	440,625
Netmarble Corp.	17,909	2,041,317
Nexon GT Co., Ltd. (a)	36,441	441,124
NHN Corp. (a)	31,604	2,024,555
Pearl Abyss Corp. (a)	7,251	1,973,963
Webzen, Inc. (a)	61,402	2,248,830
WeMade Entertainment Co., Ltd.	51,910	2,752,021
Wysiwyg Studios Co., Ltd. (a)	52,632	597,589
Total Entertainment		20,716,896
Hotels, Restaurants & Leisure - 0.4%
ME2ON Co., Ltd.	69,894	423,039
Interactive Media & Services - 0.3%
AfreecaTV Co., Ltd.	4,246	294,509
Total Republic of Korea		21,434,444

Sweden - 9.5%
Electronic Equipment, Instruments & Components - 0.3%
Thunderful Group AB (a)	62,412	392,333
Entertainment - 7.0% (d)
Embracer Group AB (a)	72,068	1,982,119
Enad Global 7 AB (a)	165,003	1,877,986
G5 Entertainment AB	7,826	445,359
Modern Times Group MTG - Class B (a)	19,993	289,589
Paradox Interactive AB	82,417	1,859,076
Stillfront Group AB (a)	176,607	1,632,919
Total Entertainment		8,087,048
Hotels, Restaurants & Leisure - 2.0%
LeoVegas AB	385,587	2,258,302

The accompanying notes are an integral part of these financial statements.

15

Wedbush ETFMG TM ETFs

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Technology Hardware, Storage & Peripherals - 0.2%
Tobii AB (a)	38,867	$277,480
Total Sweden		11,015,163

Switzerland - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Logitech International SA (b)	2,883	301,274

Taiwan, Province of China - 5.5%
Entertainment - 1.5% (d)
Chinese Gamer International Corp. (a)	219,532	453,944
Gamania Digital Entertainment Co., Ltd.	185,284	432,479
Softstar Entertainment, Inc.	189,723	438,185
Userjoy Technology Co., Ltd.	131,234	445,220
Total Entertainment		1,769,828
Technology Hardware, Storage & Peripherals - 4.0%
Acer, Inc.	295,482	325,690
Asustek Computer, Inc.	25,453	332,290
HTC Corp. (a)	1,249,640	1,351,116
Micro-Star International Co., Ltd.	348,316	2,124,101
Thermaltake Technology Co., Ltd.	154,644	432,502
Total Technology Hardware, Storage & Peripherals		4,565,699
Total Taiwan, Province of China		6,335,527

United Kingdom - 5.8%
Entertainment - 4.1% (d)
Frontier Developments PLC (a)	42,110	1,579,045
Sumo Group PLC (a)	205,636	995,054
Team17 Group PLC (a)	194,279	2,153,388
Total Entertainment		4,727,487
IT Services - 1.7%
Keywords Studios PLC (a)	55,463	1,968,123
Total United Kingdom		6,695,610

United States - 37.8%
Electronic Equipment, Instruments & Components - 0.3%
VSTECS Holdings, Ltd.	332,029	301,957
Entertainment - 21.2% (d)
Activision Blizzard, Inc.	20,471	1,903,803
Bilibili, Inc. - ADR (a)(b)	17,227	1,844,323
DouYu International Holdings, Ltd. - ADR (a)(b)	133,141	1,385,998
Electronic Arts, Inc.	14,486	1,960,970
Glu Mobile, Inc. (a)	152,573	1,904,111
HUYA, Inc. - ADR (a)(b)	10,943	213,170
iDreamSky Technology Holdings, Ltd. (a)	3,521,106	1,689,421
IGG, Inc.	1,308,669	1,686,737

The accompanying notes are an integral part of these financial statements.

16

Wedbush ETFMG TM ETFs

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
NetDragon Websoft Holdings, Ltd.	787,715	$2,006,246
NetEase, Inc. - ADR	2,653	273,949
Playtika Holding Corp. (a)(b)	68,586	1,866,225
ROBLOX Corp. - Class A (a)	25,746	1,669,113
Sciplay Corp. - Class A (a)(b)	110,487	1,787,680
Sea, Ltd. - ADR (a)	1,215	271,224
Skillz, Inc. (a)(b)	10,352	197,102
Take-Two Interactive Software, Inc. (a)	11,152	1,970,558
Zynga, Inc. - Class A (a)(b)	186,346	1,902,593
Total Entertainment		24,533,223
Household Durables - 0.4%
Turtle Beach Corp. (a)(b)	15,670	417,919
Interactive Media & Services - 2.7%
Alphabet, Inc. - Class C (a)	614	1,270,139
JOYY, Inc. - ADR (b)	2,254	211,267
Momo, Inc. - ADR	17,189	253,366
Sohu.com, Ltd. - ADR (a)	16,120	253,406
Tencent Holdings, Ltd.	14,703	1,153,681
Total Interactive Media & Services		3,141,859
Semiconductors & Semiconductor Equipment - 3.9%
Advanced Micro Devices, Inc. (a)(b)	15,875	1,246,188
Intel Corp.	20,369	1,303,616
Kopin Corp. (a)(b)	27,598	289,503
NVIDIA Corp.	2,481	1,324,680
Qualcomm, Inc.	2,183	289,444
Total Semiconductors & Semiconductor Equipment		4,453,431
Software - 3.2%
Cheetah Mobile, Inc. - ADR	160,086	360,194
Kingsoft Corp., Ltd.	41,473	275,274
Microsoft Corp.	5,438	1,282,117
Unity Software, Inc. (a)(b)	17,848	1,790,333
Total Software		3,707,918
Specialty Retail - 1.2%
GameStop Corp. - Class A (a)(b)	7,317	1,388,913
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	10,574	1,291,614
Corsair Gaming, Inc. (a)(b)	56,190	1,870,565
Immersion Corp. (a)	37,972	363,772
Razer, Inc. (a)	6,335,530	2,151,477
Total Technology Hardware, Storage & Peripherals		5,677,428
Total United States		43,622,648
TOTAL COMMON STOCKS (Cost $94,163,528)		114,906,122

The accompanying notes are an integral part of these financial statements.

17

Wedbush ETFMG TM ETFs

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 12.4%
ETFMG Sit Ultra Short ETF (e)	75,000	$3,730,913
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	10,594,914	10,594,914
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL (Cost $14,342,762)		14,325,827

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
Invesco Advisers, Inc. STIT-Treasury Portfolio – Institutional Class, 0.01% (c)	262,885	262,885
TOTAL SHORT-TERM INVESTMENTS (Cost $262,885)		262,885

Total Investments (Cost $108,769,175) - 112.1%		129,494,834
Liabilities in Excess of Other Assets - (12.1)%		(13,940,066)
TOTAL NET ASSETS - 100.0%		$115,554,768
Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of March 31, 2021.
(c)	The rate shown is the annualized seven-day yield at March 31, 2021.
(d)	As of March 31, 2021, the Fund had a significant portion of its assets in the Entertainment Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services").

The accompanying notes are an integral part of these financial statements.

18

Wedbush ETFMG TM ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of March 31, 2021 (Unaudited)

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
ASSETS
Investments in unaffiliated securities, at value*	$61,321,835	$125,763,921
Investments in affiliated securities, at value*	2,487,275	3,730,913
Total Investments in securities, at value	63,809,110	129,494,834
Foreign currency*	1,774	26,615
Dividends and interest receivable	70,740	322,936
Securities lending income receivable	1,638	7,967
Total Assets	63,883,262	129,852,352

LIABILITIES
Collateral received for securities loaned (Note 7)	11,168,033	14,223,377
Payables:
Management fees payable	31,323	74,207
Total Liabilities	11,199,356	14,297,584
Net Assets	$52,683,906	$115,554,768

NET ASSETS CONSIST OF:
Paid-in Capital	$45,148,308	$49,837,458
Total Distributable Earnings	7,535,598	65,717,310
Net Assets	$52,683,906	$115,554,768

*Identified Cost:

Investments in unaffiliated securities	$45,011,765	$105,021,327
Investments in affiliated securities	2,487,949	3,747,848
Foreign currency	1,775	26,607
Shares Outstanding^	1,100,000	1,200,000

Net Asset Value, Offering and Redemption Price per Share	$47.89	$96.30

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

19

Wedbush ETFMG TM ETFs

STATEMENTS OF OPERATIONS

For the Period Ended March 31, 2021 (Unaudited)

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $8,275, $52,059)	$146,416	$436,968
Interest	10	39
Securities lending income	18,994	205,133
Total Investment Income	165,420	642,140

Expenses:
Management fees	184,882	498,321
Total Expenses	184,882	498,321
Net Investment Income (Loss)	(19,462)	143,819

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	468,839	56,446,309
In-Kind redemptions	1,588,343	7,589,323
Foreign currency and foreign currency translation	(2,476)	(72,235)
Net Realized Gain on Investments	2,054,706	63,963,397
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	4,279,259	(6,533,874)
Affiliated Investments	(1,975)	(1,800)
Foreign currency and foreign currency translation	(293)	(1,272)
Net change in Unrealized Appreciation (Depreciation) of Investments	4,276,991	(6,536,946)
Net Realized and Unrealized Gain on Investments	6,331,697	57,426,451
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,312,235	$57,570,270

The accompanying notes are an integral part of these financial statements.

20

Wedbush ETFMG TM ETFs

Wedbush ETFMG Global Cloud Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2021	Year Ended September 30,
	(Unaudited)	2020
OPERATIONS
Net investment income (loss)	$(19,462)	$261,974
Net realized gain (loss) on investments and In-Kind Redemptions	2,054,706	(3,421,749)
Net change in unrealized appreciation of investments and foreign currency and foreign currency translation	4,276,991	10,336,862
Net increase in net assets resulting from operations	6,312,235	7,177,087

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(137,500)	(226,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(6,320)	1,842,050
Transaction Fees (See Note 1)	—	2,150
Net increase (decrease) in net assets from capital share transactions	(6,320)	1,844,200
Total increase in net assets	$6,168,415	$8,795,287

NET ASSETS
Beginning of Period	46,515,491	37,720,204
End of Period	$52,683,906	$46,515,491

Summary of share transactions is as follows:

	Period Ended
	March 31, 2021		Year Ended
	(Unaudited)		September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	100,000	$5,212,020	350,000	$12,901,765
Transaction Fees (See Note 1)	—	—	—	2,150
Shares Redeemed	(100,000)	(5,218,340)	(300,000)	(11,059,715)
Net Transactions in Fund Shares	—	$(6,320)	50,000	$1,844,200
Beginning Shares	1,100,000		1,050,000
Ending Shares	1,100,000		1,100,000

The accompanying notes are an integral part of these financial statements.

21

Wedbush ETFMG TM ETFs

Wedbush ETFMG Video Game Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2021	Year Ended September 30,
	(Unaudited)	2020
OPERATIONS
Net investment income	$143,819	$451,211
Net realized gain on investments and In-Kind Redemptions	63,963,397	10,026,884
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(6,536,946)	35,830,476
Net increase in net assets resulting from operations	57,570,270	46,308,571

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(1,039,000)	(726,000)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(62,761,220)	(6,893,375)
Transaction Fees (See Note 1)	86,112	8,922
Net decrease in net assets from capital share transactions	(62,675,108)	(6,884,453)
Total increase (decrease) in net assets	$(6,143,838)	$38,698,118

NET ASSETS
Beginning of Period	121,698,606	83,000,488
End of Period	$115,554,768	$121,698,606

Summary of share transactions is as follows:

	Period Ended
	March 31, 2021		Year Ended
	(Unaudited)		September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	700,000	$60,910,445	400,000	$24,396,890
Transaction Fees (See Note 1)	—	86,112	—	8,922
Shares Redeemed	(1,300,000)	(123,671,665)	(600,000)	(31,290,265)
Net Transactions in Fund Shares	(600,000)	$(62,675,108)	(200,000)	$(6,884,453)
Beginning Shares	1,800,000		2,000,000
Ending Shares	1,200,000		1,800,000

The accompanying notes are an integral part of these financial statements.

22

Wedbush ETFMG TM ETFs

Wedbush ETFMG Global Cloud Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[1]

Net Asset Value,
Beginning of
Year/Period	$42.29	$35.92	$39.05	$36.14	$26.75	$25.00
Income (Loss) from
Investment Operations:
Net investment income (loss)[2]	(0.02)	0.26	0.28	0.15	0.27	0.11
Net realized and unrealized gain (loss) on investments	5.75	6.34	(3.11)	3.08	9.26	1.68
Total from investment operations	5.73	6.60	(2.83)	3.23	9.53	1.79
Less Distributions:
Distributions from net investment income	(0.13)	(0.23)	(0.30)	(0.13)	(0.04)	(0.04)
Net realized gains	—	—	—	(0.19)	(0.10)	—
Total distributions	(0.13)	(0.23)	(0.30)	(0.32)	(0.14)	(0.04)
Net asset value, end of year/period	$47.89	$42.29	$35.92	$39.05	$36.14	$26.75
Total Return	13.54%[3]	18.58%	-7.23%	9.03%	36.39%	7.15%[3]

Ratios/Supplemental
Data:
Net assets at end of year/period (000’s)	$52,684	$46,515	$37,720	$50,771	$37,948	$6,686

Expenses to Average Net Assets before legal expense	0.68%[4]	0.71%[5]	0.75%	0.75%	0.75%	0.75%[4]
Gross Expenses to Average Net Assets	0.68%[4]	0.71%[5]	0.75%	0.75%	0.79%[6]	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	-0.07%[4]	0.70%	0.83%	0.42%	0.87%	0.68%[4]
Portfolio Turnover Rate	8%[3]	104%	38%	42%	21%	13%[3]

[1]	Commencement of operations on March 8, 2016.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	Effective April 7, 2020, the Fund’s expense ratio was reduced to 0.68%.
[6]	The ratio of expenses to average net assets includes legal expense.

The accompanying notes are an integral part of these financial statements.

23

Wedbush ETFMG TM ETFs

Wedbush ETFMG Video Game Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Period Ended September 30, 2016[1]

Net Asset Value,
Beginning Year/Period	$67.61	$41.50	$47.49	44.37	$32.90		$25.00
Income (Loss) from
Investment Operations:
Net investment income[2]	0.14	0.25	0.52	0.74	0.33		0.08
Net realized and unrealized gain (loss) on investments	29.08	26.26	(5.87)	2.98	11.71		7.82
Total from investment operations	29.22	26.51	(5.35)	3.72	12.04		7.90
Less Distributions:
Distributions from net investment income	(0.58)	(0.41)	(0.65)	(0.59)	(0.18)		—
Net realized gains	—	—	—	(0.03)	(0.39)		—
Total distributions	(0.58)	(0.41)	(0.65)	(0.62)	(0.57)		—
Capital Share
Transactions:
Transaction fees added to paid-in capital	0.05	0.01	0.01	0.02	—		—
Net asset at end of year/period	$96.30	$67.61	$41.50	47.49	$44.37		$32.90
Total Return	43.49%[3]	64.12%	-11.26%	8.38%	37.67%		31.62%[3]

Ratios/Supplemental
Data:
Net assets at end of year/period (000’s)	$115,555	$121,699	$83,000	$130,609	$39,934		$6,581

Expenses to Average Net Assets before legal expense	0.75%[4]	0.75%	0.75%	0.75%	0.75%		0.74%[4]
Gross Expenses to Average Net Assets	0.75%[4]	0.75%	0.75%	0.75%	0.82	%5	0.74%[4]
Net Investment Income to Average Net Assets	0.35%[4]	0.51%	1.22%	1.48%	0.86%		0.44%[4]
Portfolio Turnover Rate	33%[3]	53%	38%	42%	49%		10%[3]

[1]	Commencement of operations on March 8, 2016.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes legal expense.

The accompanying notes are an integral part of these financial statements.

24

Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

Wedbush ETFMG Global Cloud Technology ETF (“IVES”) and Wedbush ETFMG Video Game Tech ETF (“GAMR”) (each a “Fund”, or collectively the “Funds”) are a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Wedbush ETFMG Global Cloud Technology ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”). The Index is designed to include the securities of companies across the globe that are: i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for enterprise- based software applications, or ii) engaged in providing cloud-based software platforms that enable businesses to move data and software applications onto the cloud - cloud-enabling Software as a Service (SaaS) technologies. These companies are known collectively as “Cloud Technology Companies.” The Cloud Technology Companies will have a minimum market capitalization of $200 million and a maximum market capitalization of $10 billion.

Effective April 17, 2020, the name ETFMG Video Game Tech ETF has changed to the Wedbush ETFMG Video Game Tech ETF.

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Name	Strategy Commencement Date	Strategy
Wedbush ETFMG Global Cloud Technology ETF	4/7/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime™ Index NTR.
Wedbush ETFMG Video Game Tech ETF	3/8/2016	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech™ Index.

The Funds currently offer one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

Shares of the Funds are listed and traded on the NASDAQ Stock Market, LLC. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

25

Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services –Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the SEC. For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by the Funds may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations. As of March 31, 2021, the Fund did not hold any fair valued securities. As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
26

Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2021:

Wedbush ETFMG Global Cloud Technology ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$52,393,395	$—	$—	$52,393,395
Short Term Investments	248,357	—	—	248,357
ETFMG Sit Ultra Short ETF**	2,487,275	—	—	2,487,275
Investments Purchased with Securities Lending Collateral*	—	—	—	8,680,083
Total Investments in Securities	$55,129,027	$—	$—	$63,809,110

Wedbush ETFMG Video Game Tech ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$114,906,122	$—	$—	$114,906,122
Short Term Investments	262,885	—	—	262,885
ETFMG Sit Ultra Short ETF**	3,730,913	—	—	3,730,913
Investments Purchased with Securities Lending Collateral*	—	—	—	10,594,914
Total Investments in Securities	$118,899,920	$—	$—	$129,494,834

^	See Schedule of Investments for classifications by country and industry
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expediant have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.

B.	Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made. To avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.
27

Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have analyzed their tax position and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2020 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of March 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Funds on a quarterly basis. Net realized gains on securities of the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.
28

Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in Wedbush ETFMG Global Cloud Technology ETF and the Wedbush ETFMG Video Game Tech ETF may involve certain risks, as discussed in each Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed. Therefore, the Funds follow the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Funds’ expenses, the Funds’ performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Funds’ or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Funds may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A wide spread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

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Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”).

Wedbush Securities, Inc. (“Wedbush”) has entered into a licensing and marketing support agreement with Exchange Traded Managers Group LLC (“Parent”), the parent company of the Adviser (the “Wedbush Agreement”). Pursuant to the Wedbush Agreement, Wedbush has agreed to (i) license the name Wedbush for the use of the Adviser; (ii) consult with the Adviser and prepare educational materials, research materials, and updates on regulation of the global video gaming technology and global cloud computing ecosystem; and (iii) provide support in connection with phone calls, appearances, and written content relating to the marketing of IVES and GAMR. Wedbush will also assumes the obligation of the Adviser to pay certain expenses of IVES and GAMR. Although Wedbush has agreed to be responsible for the payment of certain expenses of IVES and GAMR, the Adviser retains the ultimate obligation to the Funds to pay such expenses.

Advisory Fees:

Wedbush ETFMG Global Cloud Technology ETF 0.68%

Wedbush ETFMG Video Game Tech ETF 0.75%

The Adviser has entered into an agreement with its affiliate, ETFMG Financial LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds.

In May, 2020, Wedbush acquired a minority, non-voting, equity interest in Parent. Wedbush is not however, an affiliate of the Funds, the Adviser, the Funds’ distributor or any of their respective affiliates. Wedbush does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. Additionally, Wedbush is not involved in the maintenance of the Index and does not otherwise act in the capacity of an index provider.

Level ETF Ventures, LLC serves as the index provider for GAMR and IVES.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

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Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Funds, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the period ended March 31, 2021, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the period ended March 31, 2021:

	Purchases	Sales
Wedbush ETFMG Global Cloud Technology ETF	$4,369,345	$6,744,332
Wedbush ETFMG Video Game Tech ETF	$43,212,812	$49,325,516

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the period ended March 31, 2021:

	Purchases In-Kind	Sales In-Kind
Wedbush ETFMG Global Cloud Technology ETF	$5,179,223	$3,018,053
Wedbush ETFMG Video Game Tech ETF	$48,004,715	$104,302,106

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the period ended March 31, 2021.

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Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 7 — SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of March 31, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
Wedbush ETFMG Global Cloud Technology ETF	$11,224,617	$11,168,033
Wedbush ETFMG Video Game Tech ETF	14,146,299	14,342,762

*      The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF, as shown on the Schedule of Investments.

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Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2020, the Funds’ most recent fiscal year end, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Wedbush ETFMG Global Cloud Technology ETF	$46,702,361	$12,236,018	$(491,781)	$11,744,237
Wedbush ETFMG Video Game Tech ETF	107,515,556	31,424,288	(8,676,326)	22,747,962

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2020, the Funds’ most recent fiscal year end, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
Wedbush ETFMG Global Cloud Technology ETF	$134,746	$—	$134,746	$(10,518,120)	$1,360,863
Wedbush ETFMG Video Game Tech ETF	930,834	—	930,834	(14,492,756)	9,186,040

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2020, the Funds’ most recent fiscal year end, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
Wedbush ETFMG Global Cloud Technology ETF	$(1,596,689)	$(8,921,431)	Indefinite
Wedbush ETFMG Video Game Tech ETF	(4,527,161)	(9,964,588)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2020, the Funds’ most recent fiscal year end.

	Late Year Ordinary Loss	Post- October Capital Loss
Wedbush ETFMG Global Cloud Technology ETF	$—	$—
Wedbush ETFMG Video Game Tech ETF	—	—
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Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

The tax charter of distributions paid during the period ended March 31, 2021, and the year ended September 30, 2020 were as follows:

	Period Ended March 31, 2021		Year Ended September 30, 2020
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
Wedbush ETFMG Global Cloud Technology ETF	$137,500	$—	$226,000	$—
Wedbush ETFMG Video Game Tech ETF	1,039,000	—	726,000	—

NOTE 9 – INVESTMENTS IN AFFILIATES

Wedbush ETFMG Global Cloud Technology ETF

Wedbush ETFMG Global Cloud Technology ETF owned the following company during the period ended March 31, 2021. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the period ended March 31, 2021. Transactions during the period in the security were as follows:

Security Name	Value, at September 30, 2020	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at March 31, 2021	Ending Shares
ETFMG Sit Ultra Short ETF	$2,489,250	$—	$—	$—	$(1,975)	$—	$2,487,275	50,000

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Video Game Tech ETF owned the following company during the period ended March 31, 2021. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the period ended March 31, 2021. Transactions during the period in the security were as follows:

Security Name	Value, at September 30, 2020	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at March 31, 2021	Ending Shares
ETFMG Sit Ultra Short ETF	$2,489,250	$1,243,463	$—	$—	$(1,800)	$—	$3,730,913	75,000

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

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Wedbush ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. ("Nasdaq") captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiffs requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC ("PureShares"), and ETFMG announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to future negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and ETFMG have agreed to certain cash payments from ETFMG to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain ETFMG intellectual property and related assets, to a Nasdaq affiliate. The transaction is expected to close prior to July 31, 2021. The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Funds’ financial statements. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

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Wedbush ETFMG TM ETFs

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS For the Period Ended March 31, 2021 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on March 30, 2021, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of each of Wedbush ETFMG Global Cloud Technology ETF (formerly, the ETFMG Drone Economy Strategy ETF) (“IVES”) and Wedbush ETFMG Video Game Tech ETF (formerly, the ETFMG Video Game Tech ETF) (“GAMR”) (each a “Fund” and collectively, the “Funds”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for such meeting, the Board requests and reviews a wide variety of information from the Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to the Funds’ shareholders by the Adviser; (ii) the investment performance of the Funds; (iii) the Adviser’s costs and profits realized in providing services to the Funds, including any fall-out benefits enjoyed by the Adviser; (iv) comparative fee and expense data for the Funds in relation to other similar investment companies; (v) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees for the Funds reflect these economies of scale for the benefit of the Funds; and (vi) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Funds. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on March 30, 2021, and throughout the year. Among other things, the Adviser provided responses to a detailed series of questions, which included information about the Adviser’s operations, service offerings, personnel, compliance program and financial condition. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund. The Independent Trustees conferred amongst themselves and independent legal counsel during a telephonic contract renewal meeting held prior to the March 30, 2021 meeting and also conferred in executive sessions both with and without representatives of management before and during the March 30th meeting. The Independent Trustees requested, received and considered additional information arising out of these executive sessions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser provides investment management services to the Funds. The Board discussed the responsibilities of the Adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Funds; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the qualifications, experience and responsibilities of the Adviser’s investment personnel and the quality of the Adviser’s compliance and risk assessment infrastructure. The Board also considered the Adviser’s experience managing exchange-traded funds (“ETFs”), as well as the Adviser’s response to the market volatility and uncertainty during the recent pandemic.

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Wedbush ETFMG TM ETFs

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS For the Period Ended March 31, 2021 (Unaudited) (Continued)

The Board also considered other services provided to the Funds, such as overseeing the Funds’ service providers, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities laws.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

Historical Performance

The Board then considered the past performance of the Funds. The Board reviewed information regarding each Fund’s performance with the performance of a group of peer funds and with the performance of the Fund’s underlying index for various time periods. The Board noted management’s explanation that analysis of investment performance, in absolute terms, is less relevant for the Funds than it is for actively managed funds, given the Funds’ index-based investment objectives. The Board also noted management’s further explanation that it is more relevant to review the performance of the Funds by focusing on the extent to which each Fund tracked its underlying index. The Board reviewed information regarding each Fund’s index tracking, discussing, as applicable, factors which contributed to each Fund’s tracking error. The Board noted that the Funds had underperformed their underlying indexes over certain periods, but that such underperformance was, at least in part, a result of costs incurred by the Funds not incurred by their underlying indexes. The Board considered other factors that contributed to the Funds’ tracking error, including cash drag and the process of rebalancing the Funds’ portfolios. The Board also considered that the underlying index for IVES was changed during the prior year. The Board noted management’s representations that the Funds’ performance satisfactorily tracked their underlying indexes. The Board concluded that, after taking these factors into account, each of the Funds satisfactorily tracked its underlying index. The Board further noted that it had received and would continue to receive regular reports regarding each Fund’s performance, including with respect to its tracking error, at its quarterly meetings.

Cost of Services Provided, Profits and Economies of Scale

The Board reviewed the advisory fees for the Funds and compared them to the total operating expenses of comparable ETFs, as determined by an independent third party and the Adviser. Among other information, the Board noted that the advisory fee for each of the Funds was higher than the average and median expense ratios for its peer ETFs. The Trustees also considered the total expense ratios of other ETFs that they considered to be comparable, based on the investment objectives and strategies of the ETFs. The Board took into consideration management’s discussion of the fees, including that the Funds have niche investment strategies that are substantially different than the strategies of many of the peer ETFs and, therefore, the information provided about the comparable ETFs may not provide meaningful direct comparisons to the Funds.

The Board noted the importance of the fact that the advisory fee for each Fund is a “unified fee,” meaning that the shareholders of the Funds pay no expenses other than the advisory fee and certain other costs such as interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, non-standard Board-related expenses and litigation against the Board, Trustees, Funds, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses. The Board also noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses (except as noted above) out of its own fees and resources. The Board concluded that the advisory fee for each of the Funds is reasonable in light of the factors considered.

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Wedbush ETFMG TM ETFs

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS For the Period Ended March 31, 2021 (Unaudited) (Continued)

The Board also evaluated the compensation and other benefits received by the Adviser from its relationship with the Funds, taking into account profitability information provided by the Adviser. The Board received and reviewed profitability information on a fund by fund basis and considered how profit margins could affect the Adviser’s long-term viability and ability to attract and retain high-quality personnel. The Board also considered the impact on the Adviser’s profitability of payments made to, or received from, partners involved with the Funds. Based on the information provided to the Trustees, the Trustees concluded that the net revenue retained by the Adviser from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund. The Board further considered other benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the Funds.

In addition, the Board considered whether economies of scale may be realized for the Funds. The Board noted that the Adviser regularly considers whether fee reductions are appropriate as the Funds grow in size. The Board noted that a unitary fee provides a level of certainty in expenses for the Funds and effectively acts as a cap on the fees and expenses (except as noted above) that are borne by the Funds. The Board also took into account the significant investments that the Adviser has made in its business to help ensure the continued provision of high-quality services to the Funds, such as the hiring of new trading, legal and compliance personnel, and enhancements to technology and related systems. The Board concluded that no changes to the advisory fee structure of the Funds were necessary.

In its deliberations, the Board did not identify any single piece of information discussed above that was all-important, controlling or determinative of its decision.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) approved the renewal of the Advisory Agreement for another year.

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Wedbush ETFMG TM ETFs

Expense Example

Period Ended March 31, 2021 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During the Period ^	Annualized Expense Ratio During the Period October 1, 2020 to March 31, 2021
Wedbush ETFMG Global Cloud Technology ETF
Actual	$1,000.00	$1,135.40	$3.62	0.68%
Hypothetical (5% annual)	$1,000.00	$1,021.54	$3.43	0.68%
Wedbush ETFMG Video Game Tech ETF
Actual	$1,000.00	$1,434.90	$4.55	0.75%
Hypothetical (5% annual)	$1,000.00	$1,021.19	$3.78	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the period from October 1, 2020 to March 31, 2021).

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Wedbush ETFMG TM ETFs

Statement Regarding Liquidity Risk Management Program (Unaudited)

ETF Managers Trust (the “Trust”) has adopted a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated ETF Managers Group LLC (the “Program Administrator”) as the administrator of the Program. The Program Administrator has designated a committee (the “Committee”), composed of personnel from multiple departments, including investment operations and compliance, that is responsible for the implementation and ongoing administration of the Program, which includes assessing the liquidity risk of the Wedbush ETFMG Global Cloud Technology ETF and Wedbush ETFMG Video Game Tech ETF (the “Funds”) under both normal and reasonably foreseeable stressed conditions.

Under the Program, the Program Administrator assesses, manages and periodically reviews the Funds’ liquidity risk, based on factors specific to the circumstances of the Funds. Liquidity risk is the risk that each Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in each Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments and limiting the amount of each Fund’s illiquid investments, among other means. The Program Administrator’s process of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

At a meeting of the Board on March 30, 2021, the Adviser provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, the operation of any Highly Liquid Investment Minimum, where applicable, and any material changes to the Program, for the initial period from February 29, 2020 through March 30, 2021 (the “Reporting Period”). No significant liquidity events impacting the Funds were noted in the report and it was represented that, as of March 30, 2021, the Funds were primarily highly liquid and, during the Reporting Period, the Funds held less than 15% in illiquid securities. In addition, the Program Administrator provided its assessment that Program implementation was effective and that the Program operated adequately and effectively to enable the Program Administrator to oversee and manage liquidity risk and ensure the Funds are able to meet requests to redeem shares without significant dilution to the remaining investors’ interest in each Fund.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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Wedbush ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

March 31, 2021 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Funds’ website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
Wedbush ETFMG Global Cloud Technology ETF	78.85%
Wedbush ETFMG Video Game Tech ETF	63.71%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Fund Name	DRD
Wedbush ETFMG Global Cloud Technology ETF	40.02%
Wedbush ETFMG Video Game Tech ETF	11.05%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
Wedbush ETFMG Global Cloud Technology ETF	0.00%
Wedbush ETFMG Video Game Tech ETF	0.00%

During the year ended September 30, 2020, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at September 30, 2020
Wedbush ETFMG Video Game Tech ETF	$1,021,980	$64,668	$0.56776649	$0.03592684	1,800,000

41

Wedbush ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

March 31, 2021 (Unaudited) (Continued)

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisors with respect to their investments in the Funds.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. Once filed, each Fund’s Part F of Form N-PORT is available without charge, on the SEC’s website at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 - INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-877-756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-877-756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

42

Wedbush ETFMG TM ETFs

Board of Trustees (Unaudited)

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	11	None
John A. Flanagan, (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).

			n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)

Chief Compliance Officer of ETFMG Financial LLC (since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).

			n/a	n/a

* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

43

Wedbush ETFMG TM ETFs

Board of Trustees (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016).

			n/a	n/a
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	11	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	11	None

44

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Semi-Annual Report March 31, 2021 ETFMG Alternative Harvest ETF Ticker: MJ The fund is a series of ETF Managers Trust.

ETFMG Alternative Harvest ETF

March 31, 2021 (Unaudited)

1

ETFMG Alternative Harvest ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the ETFMG Alternative Harvest Exchange-Traded Fund (“MJ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2020 to March 31, 2021.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Alternative Harvest Index (the “Index”).

Over the period, the total return for the Fund was 121.55%, while the total return for the Index was 120.18%. The best performers based on contribution to return were Aphria, Inc., Tilray, Inc., Canopy Growth Corp. and GW Pharmaceuticals while the worst performers were Hydrofarm Holdings Group, Inc., Arena Pharmaceuticals, Inc., Medipharm Labs Corp. and Swedish Match AB.

Shortly after the 2020 Vice Presidential debate where the Democratic nominee pledged to decriminalize marijuana the securities in our portfolio gained momentum which continued throughout the period. In addition to the prospect of federal decriminalization, multiple states took steps to approve legal cannabis adding to this positive momentum. As we write this letter in late April, several companies have announced acquisitions; most notably Tilray, Inc. announced the acquisition of Aphria, Inc. for CAD 2.5 billion. The transaction was announced on December 16, 2020 and is expected to be completed by June 30, 2021.

We thank you for your interest in the Fund. You can find further details about MJ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

2

ETFMG Alternative Harvest ETF

Growth of $10,000 (Unaudited)

The Fund’s performance figures* for the periods ended March 31, 2021, as compared to its benchmarks:

	Six Months	One Year	Annualized Three Year	Annualized Five Year	Annualized Since Inception** - March 31, 2021
ETFMG Alternative Harvest ETF - NAV	121.55%	111.76%	-4.83%	2.31%	4.21%
ETFMG Alternative Harvest ETF - Market Price	122.30%	108.95%	-4.57%	1.85%	3.56%
S&P 500 Index *** (1)	19.07%	56.35%	16.78%	16.29%	15.49%
Prime Alternative Harvest Blended Index **** (1)	120.18%	101.30%	-5.72%	1.97%	3.76%
Total Fund Operating Expenses (2)					0.75%

*The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded Net Asset Value “NAV” on March 31, 2021. Performance data current to the most recent month end may be obtained by visiting www.etfmj.com or by calling 1-844-383-6477.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the closing price on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 0.75% per the January 29, 2021 prospectus. Please see the Financial Highlights for a more recent expense ratio.

**As of the close of business on the day of commencement of trading on December 3, 2015.

*** The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

**** Please be aware that as of December 26, 2017 the following changes went into effect for the Tierra XP Latin America Real Estate ETF (LARE): (i) The Fund’s name was changed to the ETFMG Prime Alternative Harvest ETF; (ii) The Fund’s previous underlying index, the Solactive Latin America Real Estate Index (the “Previous Index”), was replaced with the Prime Alternative Harvest Index; (iii) The Fund’s investment objective was changed to the following: “The ETFMG Alternative Harvest ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index (the “Index”).”; (iv) The Fund’s ticker was changed to “MJ”; and (v) The non-fundamental policy that, under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of real estate related companies in Latin America was eliminated.

(1) The return reflects the actual performance through March 31, 2021 (the last day of the semi-annual period that the New York Stock Exchange was open) to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions. The table reflects performance of the Solactive Latin America Real Estate Index through December 26, 2017 and the Prime Alternative Harvest Index thereafter.

(2) The expense ratio is taken from the Fund’s most recent prospectus dated January 29, 2021.

3

ETFMG Alternative Harvest ETF

Top Ten Holdings

as of March 31, 2021* (Unaudited)

Security	% of Total Investments †
GW Pharmaceuticals PLC	10.4%
Aphria, Inc.	10.1%
Tilray, Inc.	6.5%
GrowGeneration Corp.	5.8%
Canopy Growth Corp.	5.7%
Cronos Group, Inc.	4.8%
Schweitzer-Mauduit International, Inc.	4.0%
Altria Group, Inc.	3.8%
Vector Group Ltd.	3.7%
HEXO Corp.	3.6%
Top Ten Holdings of Total Investments†	58.4%

* Current Fund holdings may not be indicative of future Fund holdings.

† Percentage of total investments less cash.

Please refer to the Portfolio of Investments in this Semi-Annual report for a detailed listing of the Fund’s holdings.

4

ETFMG Alternative Harvest ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s prospectus.

The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only and Redemption Units only, typically consisting of aggregations of 50,000 shares.

5

ETFMG Alternative Harvest ETF

PORTFOLIO ALLOCATIONS (Unaudited)

As of March 31, 2021

ETFMG Alternative Harvest ETF
As a percent of Net Assets:
Canada	43.7%
United States	36.4%
United Kingdom	16.6%
Sweden	1.4%
Japan	0.9%
Mexico	0.0 ^%
Short-Term and other Net Assets (Liabilities)	1.0%
100.0%

^ Less than 0.05%.

6

ETFMG Alternative Harvest ETF

Schedule of Investments (Unaudited)

March 31, 2021

	Shares	Value
COMMON STOCKS - 99.0%
Canada - 43.7%
Investment Companies - 4.8%
Cronos Group, Inc. (a) ^	9,137,725	$86,442,879

Pharmaceuticals - 38.9%
Aphria, Inc. (a) ^	9,894,592	181,763,655
Aurora Cannabis, Inc. (a) ^	5,456,595	50,800,899
Auxly Cannabis Group, Inc. (a)	44,344,941	13,408,990
Canopy Growth Corp. (a)	3,165,984	101,406,467
Charlottes Web Holdings, Inc. (a) ^	6,492,023	29,239,158
Green Organic Dutchman Holdings Ltd. (a) ^	34,795,476	8,444,832
HEXO Corp. (a) ^	9,862,329	63,907,892
MediPharm Labs Corp. (a) ^	9,759,048	3,533,355
Organigram Holdings, Inc. (a) ^	16,644,239	57,755,509
Tilray, Inc. (a) ^	5,141,701	116,870,864
Valens Groworks Corp. (a) ^	8,017,194	17,352,405
Village Farms International, Inc. (a) ^	4,566,038	60,408,683
Total Pharmaceuticals		704,892,709
Total Canada		791,335,588

Japan - 0.9%
Tobacco - 0.9%
Japan Tobacco, Inc.	892,758	17,133,536

Mexico - 0.0%
Construction & Engineering - 0.0%
Empresas ICA SAB de CV (a)(b)	155,893	—

Sweden - 1.4%
Tobacco - 1.4%
Swedish Match AB	321,711	25,115,225

United Kingdom - 16.6%
Pharmaceuticals - 10.4%
GW Pharmaceuticals PLC - ADR (a)	862,727	187,125,486
Tobacco - 6.2%
British American Tobacco PLC	1,505,190	57,562,069
Imperial Brands PLC	2,713,386	55,810,899
Total Tobacco		113,372,968
Total United Kingdom		300,498,454

The accompanying notes are an integral part of these financial statements

7

ETFMG Alternative Harvest ETF

Schedule of Investments (Unaudited) (Continued)

March 31, 2021

	Shares	Value
United States - 36.4%
Biotechnology - 4.0%
Arena Pharmaceuticals, Inc. (a)	726,447	$50,408,157
Corbus Pharmaceuticals Holdings, Inc. (a) ^	6,020,395	11,860,178
Zynerba Pharmaceuticals Inc. (a) ^	1,987,786	9,243,205
Total Biotechnology		71,511,540
Chemicals - 3.4%
Scotts Miracle-Gro Co.	248,410	60,852,998
Machinery - 4.0%
Hydrofarm Holdings Group, Inc. (a)	274,620	16,565,078
Paper & Forest Products - 4.0%
Schweitzer-Mauduit International, Inc.	1,477,449	72,350,678
Specialty Retail - 2.4%
GrowGeneration Corporation (a)	2,089,079	103,806,335
Tobacco - 18.6%
22nd Century Group, Inc. (a)	13,304,013	43,770,203
Altria Group, Inc.	1,320,041	67,533,297
Philip Morris International, Inc.	692,647	61,465,495
Turning Point Brands, Inc.	1,191,540	62,162,642
Universal Corp.	579,385	34,177,921
Vector Group Ltd.	4,739,422	66,114,937
Total Tobacco		335,224,495
Total United States		660,311,124
TOTAL COMMON STOCKS (Cost $1,325,468,889)		1,794,393,927

COLLATERAL FOR SECURITIES LOANED - 10.5% +
Stock Loan Cash Collateral - 10.5%
Stock Loan Cash Collateral (Cost $190,021,606)		190,021,606

Total Investments (Cost $1,515,490,495) - 109.5%		$1,984,415,533
Liabilities in Excess of Other Assets - (9.5)%		(172,795,745)
NET ASSETS - 100.0%		$1,811,619,788

Percentages are stated as a percent of net assets.

AB - Aktiebolag

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Includes a security that is categorized as Level 3 per the Trust’s fair value hierachy. This security represents $0 or 0.00% of the Fund’s net assets and is classified as a Level 3 security.
+	Total cash collateral has a value of $190,021,606 as of March 31, 2021.
^	All or a portion of this security is out on loan as of March 31, 2021. Total value of securities out on loan is $190,021,606.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P,

8

ETFMG Alternative Harvest ETF

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

As of March 31, 2021

ASSETS
Investments in securities, at value*	$1,984,415,533
Cash	12,981,804
Foreign Currency*	1,768,450
Receivables:
Securities lending income receivable	227,145
Dividends and interest receivable	3,323,578
TOTAL ASSETS	2,002,716,510

LIABILITIES
Collateral received for securities loaned (Note 7)	190,021,606
Payables:
Management fees payable	1,075,116
TOTAL LIABILITIES	191,096,722
NET ASSETS	$1,811,619,788

NET ASSETS CONSIST OF:
Paid in capital	$2,096,317,794
Total accumulated deficit	(284,698,006)
NET ASSETS	$1,811,619,788

*Identified Cost:
Investments in securities	$1,515,490,495
Foreign Currency	1,768,450

NET ASSET VALUE PER SHARE:
Net Assets	$1,811,619,788
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	79,450,000
Net asset value (Net Assets ÷ Shares Outstanding)	$22.80

The accompanying notes are an integral part of these financial statements.

9

ETFMG Alternative Harvest ETF

STATEMENT OF OPERATIONS (Unaudited)

Six Months Ended March 31, 2021

INVESTMENT INCOME
Dividends (Net of Foreign tax withholdings of $61,286)	$11,066,013
Securities Lending Income	4,736,152
TOTAL INVESTMENT INCOME	15,802,165

EXPENSES
Management fees	4,510,173
TOTAL EXPENSES	4,510,173
NET INVESTMENT INCOME	11,291,992

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
In-kind redemptions	68,465,211
Investments	(241,629,385)
Foreign currency transactions	(26,002)
(173,190,176)

Net change in unrealized appreciation on:
Investments	967,437,296
Foreign currency translations	2,147
967,439,443

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	794,249,267

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$805,541,259

The accompanying notes are an integral part of these financial statements.

10

ETFMG Alternative Harvest ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
FROM OPERATIONS
Net investment income	$11,291,992	$38,371,401
Net realized loss on investments and foreign currency transactions	(173,190,176)	(316,504,714)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	967,439,443	(135,942,672)
Net increase (decrease) in net assets resulting from operations	805,541,259	(414,075,985)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:	(8,134,000)	(37,958,000)
Net decrease in net assets resulting from distributions to shareholders	(8,134,000)	(37,958,000)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	650,529,600	203,682,152
Cost of shares redeemed	(132,362,212)	(56,673,991)
Transaction Fees (Note 1)	74,344	39,219
Net increase in net assets resulting from shares of beneficial interest	518,241,732	147,047,380

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,315,648,991	(304,986,605)

NET ASSETS
Beginning of Period	495,970,797	800,957,402
End of Period	$1,811,619,788	$495,970,797

SHARE ACTIVITY
Shares Sold	37,700,000	13,200,000
Shares Redeemed	(6,100,000)	(3,800,000)
Net increase in shares of beneficial interest outstanding	31,600,000	9,400,000
Beginning Shares	47,850,000	38,450,000
Ending Shares	79,450,000	47,850,000

The accompanying notes are an integral part of these financial statements.

11

ETFMG Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months
	Ended
	March 31,		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	2021		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2020	2019	2018	2017	2016(1)
Net asset value, beginning of period	$10.37		$20.83	$39.74	$31.36	$29.64	$25.00

Activity from investment operations:
Net investment income (2)	0.17		0.91	1.02	0.37	0.57	0.98
Net realized and unrealized gain (loss) on investments	12.38		(10.49)	(18.96)	8.95	4.42	4.59
Total from investment operations	12.55		(9.58)	(17.94)	9.32	4.99	5.57

Less distributions from:
Net investment income	(0.12)		(0.88)	(0.97)	(0.74)	(2.56)	(0.93)
Net realized gains	—		—	—	(0.20)	(0.71)	—
Total distributions	(0.12)		(0.88)	(0.97)	(0.94)	(3.27)	(0.93)

Net asset value, end of period	$22.80		$10.37	$20.83	$39.74	$31.36	$29.64

Total return (3)(4)	121.55	%(6)	(46.83)%	(45.60)%	33.85%	20.23%	22.63	%(6)

Ratios/Supplemental Data:
Net assets, at end of period (000s)	$1,811,620		$495,971	$800,957	$679,559	$6,271	$2,964

Ratio of net expenses to average net assets (5)	0.75%		0.75%	0.75%	0.75%	0.79%	0.79%
Ratio of net investment income to average net assets (5)	1.87%		6.27%	3.26%	1.18%	1.98%	5.88%

Portfolio Turnover Rate	38	%(6)	46%	71%	97%	44%	44	%(6)

(1)	Commencement of operations on December 2, 2015.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(5)	Annualized for periods less than one year.
(6)	Not annualized.

The accompanying notes are an integral part of these financial statements.

12

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2021

1.	ORGANIZATION

ETFMG Alternative Harvest ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund commenced operations on December 2, 2015 as the Tierra XP Latin America Real Estate ETF. Effective December 26, 2017, the Board of Trustees of the Trust approved the following changes to the Fund: a) The Fund’s name was changed to the ETFMG Alternative Harvest ETF; b) the Fund’s underlying index, the Solactive Latin America Real Estate Index, was replaced with the Prime Alternative Harvest Index; c) The Fund’s investment objective was changed to the following: “The ETFMG Alternative Harvest ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index” (the “Index”); and d) the non-fundamental policy that, under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of real estate related companies in Latin America was eliminated.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges are included in “Transaction Fees” in the Statement of Changes in Net Assets.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

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March 31, 2021

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.

Security Valuation - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2021, the Fund held one fair valued security which was valued by the board.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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March 31, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the Funds’ assets measured at fair value as of March 31, 2021:

ETFMG Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$1,794,393,927	$—	$—	(a)	$1,794,393,927
Collateral for Securities Loaned*	—	—	—		190,021,606
Total Investments in Securities	$1,794,393,927	$—	$—		$1,984,415,533

^ See Schedule of Investments for classifications by country and industry.

(a) Includes a security valued at $0.

The ETFMG Alternative Harvest ETF held a Level 3 security at the end of the period. The security classified as Level 3 is deemed immaterial.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Federal Income Taxes - The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s September 30, 2018 – September 30, 2020 tax returns or expected to be taken in the Fund’s September 30, 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

Security transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

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March 31, 2021

Foreign Currency Translations and Transactions - The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i)     market value of investment securities, assets and liabilities at the daily rates of exchange, and

(ii)    purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Distributions to shareholders – Distributions to shareholders from net investment income are declared and paid by the Fund on a quarterly basis. Distributions to Shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Share Valuation - The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

Guarantees and Indemnification – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.	RISK FACTORS

Investing in the ETFMG Alternative Harvest ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

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March 31, 2021

United States Regulatory Risks of the Marijuana Industry: The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. Members of the Trump Administration, including former Attorney General Jeff Sessions, have made statements indicating that the Trump Administration intends to take a harsher stance on federal marijuana laws. Any such change in the federal government’s enforcement of current federal laws could adversely affect the ability of the companies in which the Fund invests to possess or cultivate marijuana, including in connection with pharmaceutical research, or it could shrink the customer pool for certain of the Fund’s portfolio companies. Any of these outcomes would negatively affect the profitability and value of the Fund’s investments. The Cannabis Companies and Pharmaceutical Companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

Marijuana is a Schedule I controlled substance under the Controlled Substances Act (“CSA”) (21 U.S.C. § 811), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the United States, lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. No drug product containing natural cannabis or naturally -derived cannabis extracts have been approved by the FDA for use in the United States or obtained registrations from the United States Drug Enforcement Administration (“DEA”) for commercial production and the DEA may never issue the registrations required for the commercialization of such products.

Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances must be registered (licensed) to perform these activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.

Non-U.S. Regulatory Risks of the Marijuana Industry - The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of marijuana, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.

Operational Risks of the Marijuana Industry - Companies involved in the marijuana industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of marijuana.

Concentration Risk - The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

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March 31, 2021

Consumer Staples Sector Risk - The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Equity Market Risk - The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

Non- Diversification Risk - Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Securities Lending Risk - Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Natural Disaster/Epidemic Risk - Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A wide spread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

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March 31, 2021

4.	MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non -distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non -advisory services required to operate the Fund, in exchange for a single management fee. For services provided the Fund pays the Advisor at an annual rate of 0.75% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an Agreement with its affiliate, ETFMG Financial, LLC (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund. Level ETF Ventures, LLC (“Level”) serves as the index provider for the Fund. Level is not affiliated with the Fund or the Advisor.

Ultimus Fund Solutions, LLC (“Ultimus”) acts as sub-administrative and sub- accounting agent of the Fund. For its services in this capacity, Ultimus is entitled to a fee based on the average daily net assets of the Fund and subject to a minimum annual fee. In addition to the asset-based fee, Ultimus is entitled to certain non-material fees, as well as out of pocket expenses. The fee paid to Ultimus is paid out of the investment advisory fee paid to the Adviser by the Fund.

Wedbush Securities Inc. (“Wedbush”), a broker-dealer that is a member of a national securities exchange, as defined in the Exchange Act, serves as the custodian of the Fund. Wedbush holds cash, securities and other assets of the Fund as required by the 1940 Act. In May, 2020, Wedbush acquired a minority, non-voting, equity interest in the parent company of the Advisor, Exchange Traded Managers Group, LLC.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

5.	DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b- 1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the six months ended March 31, 2021, the Fund did not incur any 12b-1 expenses.

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March 31, 2021

6.	PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the six months ended March 31, 2021:

Purchases	Sales
$435,392,505	$437,555,828

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the six months ended March 31, 2021:

Purchases In-Kind	Sales In-Kind
$639,179,641	$129,148,335

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the six months ended March 31, 2021.

7.	SECURITIES LENDING

The Fund may lend up to 33 1⁄3% of the value of the Fund’s total assets to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by Wedbush Securities Inc (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the value of any loaned securities at the time of the loan. The Fund receives compensation in the form of loan fees. The amount of loan fees depends on a number of factors including the type of security, demand to borrow such security and the length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is held by the Custodian in accordance with the custody agreement. The Custodian and its associated persons will receive compensation in connection with the use of the loaned securities of the Fund. The Fund could experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Custodian.

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March 31, 2021

As of March 31, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Values of Securities on Loan	Fund Collateral Received*
$190,021,606	$190,021,606

* The securities on loan were collateralized in full with cash, as shown on the Schedule of Investments.

8.	TAX COMPONENTS OF CAPITAL

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
$932,023	$—	$(317,435,569)	$(161,494,108)	$—	$(604,107,611)	$(1,082,105,265)

The difference between book basis and tax basis undistributed net investment income, unrealized depreciation and accumulated net realized losses from investments is attributable to the tax deferral of losses on wash sales and mark -to-market on passive foreign investment companies. The unrealized depreciation in the table above includes unrealized foreign currency gains of $5,234.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $317,435,569.

At September 30, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total	CLCF Utilized
$128,346,757	$33,147,351	$161,494,108	$—

Permanent book and tax differences, primarily attributable to tax adjustments for realized gains (losses) on in-kind redemptions and tax return updates related to fiscal year ended September 30, 2019, resulted in reclassifications for the year ended September 30, 2020 as follows:

Paid In Capital	Accumulated Earnings (Losses)
$(14,942,937)	$14,942,397

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March 31, 2021

9.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following years was as follows:

Year Ended September 30, 2020		Year Ended September 30, 2019
From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
$38,259,296	$—	$30,165,500	$—

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $301,296 for year ended September 30, 2020 for the Fund which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

10.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,621,091,082	$495,739,589	$(132,415,138)	$363,324,451

11.	LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv -08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiffs requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and ETFMG announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to future negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and ETFMG have agreed to certain cash payments from ETFMG to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain ETFMG intellectual property and related assets, to a Nasdaq affiliate. The transaction is expected to close prior to July 31, 2021. The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations.

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March 31, 2021

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective May 17, 2021, The Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), have entered into an administration agreement (the “Administration Agreement”), under which the Administrator provides the Trust, including as related to the Fund, with administrative services. Such services include regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund. The Administrator also serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust. Also effective on May 17, 2021, U.S. Bank National Association (the “Custodian”), was appointed to serve as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than as disclosed in Note 11 above.

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APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS For the Period Ended March 31, 2021 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on March 30, 2021, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of ETFMG Alternative Harvest ETF (the “Fund”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for such meeting, the Board requests and reviews a wide variety of information from the Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to the Fund’s shareholders by the Adviser; (ii) the investment performance of the Fund; (iii) the Adviser’s costs and profits realized in providing services to the Fund, including any fall-out benefits enjoyed by the Adviser; (iv) comparative fee and expense data for the Fund in relation to other similar investment companies; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fees for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on March 30, 2021, and throughout the year. Among other things, the Adviser provided responses to a detailed series of questions, which included information about the Adviser’s operations, service offerings, personnel, compliance program and financial condition. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund. The Independent Trustees conferred amongst themselves and independent legal counsel during a telephonic contract renewal meeting held prior to the March 30, 2021 meeting and also conferred in executive sessions both with and without representatives of management before and during the March 30th meeting. The Independent Trustees requested, received and considered additional information arising out of these executive sessions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser provides investment management services to the Fund. The Board discussed the responsibilities of the Adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the qualifications, experience and responsibilities of the Adviser’s investment personnel and the quality of the Adviser’s compliance and risk assessment infrastructure. The Board also considered the Adviser’s experience managing exchange-traded funds (“ETFs”), as well as the Adviser’s response to the market volatility and uncertainty during the recent pandemic.

24

ETFMG Alternative Harvest ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS For the Period Ended March 31, 2021 (Unaudited) (Continued)

The Board also considered other services provided to the Fund, such as overseeing the Fund’s service providers, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities laws.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Historical Performance

The Board then considered the past performance of the Fund. The Board reviewed information regarding the Fund’s performance with the performance of a group of peer funds and with the performance of the Fund’s underlying index for various time periods. The Board noted management’s explanation that analysis of investment performance, in absolute terms, is less relevant for the Fund than it is for actively managed funds, given the Fund’s index-based investment objectives. The Board also noted management’s further explanation that it is more relevant to review the performance of the Fund by focusing on the extent to which the Fund tracked its underlying index. The Board reviewed information regarding the Fund’s index tracking, discussing, as applicable, factors which contributed to the Fund’s tracking error. The Board noted that the Fund had underperformed its underlying index over certain periods, but that such underperformance was, at least in part, a result of costs incurred by the Fund not incurred by its underlying index. The Board also considered that the Fund’s underlying index was changed during the time period for which performance information was presented. The Board noted management’s representations that the Fund’s performance satisfactorily tracked its underlying index, and the Board concluded that the Fund satisfactorily tracked its underlying index. The Board further noted that it had received and would continue to receive regular reports regarding the Fund’s performance, including with respect to its tracking error, at its quarterly meetings.

Cost of Services Provided, Profits and Economies of Scale

The Board reviewed the advisory fee for the Fund and compared it to the total operating expenses of comparable ETFs, as determined by an independent third party and the Adviser. The Board noted that the advisory fee of the Fund was higher than the average and equal to the median expense ratios of its peer ETFs. The Board took into consideration management’s discussion of the fees, including that the Fund has a niche investment strategy that is substantially different than the strategies of many of the peer ETFs and, therefore, the information provided by the third party report may not provide meaningful direct comparisons to the Fund.

The Board noted the importance of the fact that the advisory fee for the Fund is a “unified fee,” meaning that the shareholders of the Fund pay no expenses other than the advisory fee and certain other costs such as interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, non-standard Board-related expenses and litigation against the Board, Trustees, Fund, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses. The Board also noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses (except as noted above) out of its own fees and resources. The Board concluded that the advisory fee for the Fund is reasonable in light of the factors considered.

25

ETFMG Alternative Harvest ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS For the Period Ended March 31, 2021 (Unaudited) (Continued)

The Board also evaluated the compensation and other benefits received by the Adviser from its relationship with the Fund, taking into account profitability information provided by the Adviser. The Board received and reviewed profitability information with respect to the Fund and considered how profit margins could affect the Adviser’s long-term viability and ability to attract and retain high-quality personnel. The Board also considered the impact on the Adviser’s profitability of payments made to partners involved with the Fund. Based on the information provided to the Trustees, the Trustees concluded that the net revenue retained by the Adviser from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund. The Board further considered other benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the Fund.

In addition, the Board considered whether economies of scale may be realized for the Fund. The Board noted that the Adviser regularly considers whether fee reductions are appropriate as the Fund grows in size. The Board noted that a unitary fee provides a level of certainty in expenses for the Fund and effectively acts as a cap on the fees and expenses (except as noted above) that are borne by the Fund. The Board also took into account the significant investments that the Adviser has made in its business to help ensure the continued provision of high -quality services to the Funds, such as the hiring of new trading, legal and compliance personnel, and enhancements to technology and related systems. The Board concluded that no changes to the advisory fee structure of the Fund were necessary.

In its deliberations, the Board did not identify any single piece of information discussed above that was all-important, controlling or determinative of its decision.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) approved the renewal of the Advisory Agreement for another year.

26

ETFMG Alternative Harvest ETF

EXPENSE EXAMPLE (Unaudited)

Six Months Ended March 31, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Expenses Paid During Period* 10/1/20 - 3/31/21	Expenses Paid During Period** 10/1/20 - 3/31/21
Actual	$1,000.00	$2,215.50	$6.01	0.75%
Hypothetical	$1,000.00	$1,021.19	$3.78	0.75%
(5% return before expenses)

*”Actual” expense information for the Fund is for the period from October 1, 2020 to March 31, 2021. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 182/365 (to reflect the period from October 1, 2020 to March 31, 2021). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/365 (to reflect the full half-year period).

** Annualized.

27

ETFMG Alternative Harvest ETF

Statement Regarding Liquidity Risk Management Program (Unaudited)

ETF Managers Trust (the “Trust”) has adopted a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated ETF Managers Group LLC (the “Program Administrator”) as the administrator of the Program. The Program Administrator has designated a committee (the “Committee”), composed of personnel from multiple departments, including investment operations and compliance, that is responsible for the implementation and ongoing administration of the Program, which includes assessing the liquidity risk of the AI Powered Equity ETF (the “Fund”) under both normal and reasonably foreseeable stressed conditions.

Under the Program, the Program Administrator assesses, manages and periodically reviews the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments and limiting the amount of the Fund’s illiquid investments, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

At a meeting of the Board on March 30, 2021, the Adviser provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, the operation of any Highly Liquid Investment Minimum, where applicable, and any material changes to the Program, for the initial period from February 29, 2020 through March 30, 2021 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the report and it was represented that, as of March 30, 2021, the Fund was primarily highly liquid and, during the Reporting Period, the Fund held less than 15% in illiquid securities. In addition, the Program Administrator provided its assessment that Program implementation was effective and that the Program operated adequately and effectively to enable the Program Administrator to oversee and manage liquidity risk and ensure the Fund is able to meet requests to redeem shares without significant dilution to the remaining investors’ interest in the Fund.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

28

ETFMG Alternative Harvest ETF

SUPPLEMENTARY INFORMATION (Unaudited)

March 31, 2021

INFORMATION ABOUT PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Part F of Form N-PORT, within sixty days after the end of the period. The Funds Part F of Form N-PORT reports are available at the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on the Fund’s website at www.etfmj.com daily.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1- 844 -ETF-MGRS (1 -844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmj.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844- ETF-MGRS (1-844-383-6477) or by visiting www.etfmj.com. Read the prospectus carefully before investing.

29

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

Wedbush Securities Inc.

1000 Wilshire Boulevard, Los Angeles, California 90017

Transfer Agent

Computershare Investor Services

480 Washington Boulevard, Jersey City, New Jersey 07310

Securities Lending Agent

Wedbush Securities Inc.

1000 Wilshire Boulevard, Los Angeles, California 90017

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Semi-Annual Report

March 31, 2021
(Unaudited)

BlueStar Israel Technology ETF

Ticker: ITEQ

The Fund is a series of ETF Managers Trust.

BlueStar Israel Technology ETF

March 31, 2021 (Unaudited)

BlueStar Israel Technology ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the BlueStar Israel Technology Exchange-Traded Fund (“ITEQ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2020 to March 31, 2021.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the BlueStar Israel Global Technology IndexTM (the “Index”).

Over the 6-month period ending March 31, 2021, the total return for the Fund was 17.52% while the total return for the Index, which does not incur Fund expenses, was 17.75%. The best performers in the Fund on the basis of contribution to its return were SolarEdge Technologies, Novocure Ltd., Verint Systems Inc., Amdocs Ltd. and Kornit Digital Ltd. while the worst performers were Jfrog Ltd., Brainstorm Cell Therapeutics, Compugen Ltd., Check Point Software Technologies Ltd. and Lemonade Inc.

At the end of the reporting period, the Fund saw an approximate allocation of 31.1% to Software, 16.3% to IT Services, 13.0% to Semiconductors & Semiconductor Equipment, 8.1% to Health Care Equipment & Supplies and 2.1% to Independent Power and Renewable Electricity Producers. The Fund was exposed predominately to Israel 62.0%, followed by the United States 23.5%.

We continue to believe Israeli companies play an essential role in the global high technology value chain. Most technology users, from online shoppers to Fortune 500 companies, use Israeli technology applications and solutions every day without ever being aware of it. From cybersecurity and defense to clean energy and agriculture, Israeli innovations power some of the biggest names in the tech industry today.

Even in industries where Israeli companies do not have dominant individual market share, the collective footprint of Israeli companies is significant in many key technology subsectors, and Israel-based Research & Development and non-public companies are usually significant contributors to that same sub-industry’s ecosystem.

There is much ahead for Israeli Technology companies and we are thankful you have joined us. You can find further details about ITEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS. (1- 844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

2

BlueStar Israel Technology ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	5 Year	Since Inception	Value of $10,000
Period Ended March 31, 2021	Return	Return	(11/2/2015)	(3/31/2021)
BlueStar Israel Technology ETF (NAV)	80.73%	22.58%	19.69%	$26,449
BlueStar Israel Technology ETF (Market)	82.88%	22.47%	19.73%	$26,489
S&P 500 Index	56.35%	16.29%	14.73%	$21,031
BlueStar Israel Global Technology IndexTM	83.08%	23.76%	20.82%	$27,830

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 2, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

BlueStar Israel Technology ETF

Top Ten Holdings as of March 31, 2021 (Unaudited)*

	Security	% of Total Investments
1	Wix.com, Ltd.	7.85%
2	SolarEdge Technologies, Inc.	7.52%
3	Check Point Software Technologies, Ltd.	6.66%
4	Nice, Ltd.	6.42%
5	Amdocs, Ltd.	6.38%
6	Novocure, Ltd.	5.48%
7	CyberArk Software, Ltd.	4.02%
8	Ormat Technologies, Inc.	3.71%
9	Fiverr International, Ltd.	3.26%
10	Elbit Systems, Ltd.	3.20%

Top Ten Holdings = 54.50% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

4

BlueStar Israel Technology ETF

Important Disclosures and Key Risk Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

ITEQ

The BlueStar Israel Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the BlueStar Israel Global Technology Index (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Investment in securities of Israeli companies involves risks that may negatively affect the value of your investment in the Fund. Among other things, Israel’s economy depends on imports of certain key items, such as crude oil, coal, grains, raw materials and military equipment. Foreign investing involves special risks such as currency fluctuations and political uncertainty. Funds that invest in smaller companies may experience greater volatility. Funds that emphasize investments in technology generally will experience greater price volatility. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with MV Index Solutions GmbH or its affiliates.

5

BlueStar Israel Technology ETF

PORTFOLIO ALLOCATIONS

As of March 31, 2021 (Unaudited)

BlueStar Israel Technology ETF

As a percent of Net Assets:
Gibraltar	1.2%
Guernsey	6.4
Israel	62.0
Jersey	5.5
United Kingdom	0.9
United States	23.5
Short-Term and other Net Assets (Liabilities)	0.5
100.0%

6

BlueStar Israel Technology ETF

Schedule of Investments

March 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.5%
Gibraltar - 1.2%
Hotels, Restaurants & Leisure - 1.2%
888 Holdings PLC	430,342	$2,343,426

Guernsey - 6.4%
IT Services - 6.4%
Amdocs, Ltd.	182,972	12,835,486

Israel - 62.0%
Aerospace & Defense - 3.7%
Elbit Systems, Ltd.	45,467	6,428,839
RADA Electronic Industries, Ltd. (a)	83,939	1,008,107
Total Aerospace & Defense		7,436,946
Biotechnology - 0.7%
Kamada, Ltd. (a)	109,088	665,994
UroGen Pharma, Ltd. (a)(b)	39,692	773,200
Total Biotechnology		1,439,194
Capital Markets - 0.4%
Electreon Wireless, Ltd. (a)	12,314	800,773
Communications Equipment - 3.7%
AudioCodes, Ltd.	49,776	1,342,956
BATM Advanced Communications, Ltd. (a)	664,055	888,007
Ceragon Networks, Ltd. (a)(b)	218,770	824,763
Gilat Satellite Networks, Ltd.	108,386	1,129,215
Ituran Location and Control, Ltd.	36,964	784,746
Radware, Ltd. (a)	68,580	1,788,566
Silicom, Ltd. (a)	14,730	664,618
Total Communications Equipment		7,422,871
Diversified Financial Services - 1.5%
Plus500, Ltd.	156,777	3,025,874
Health Care Equipment & Supplies - 2.6%
Inmode, Ltd. (a)	37,247	2,695,565
Nano-X Imaging, Ltd. (a)(b)	62,818	2,603,806
Total Health Care Equipment & Supplies		5,299,371
Household Durables - 0.8%
Maytronics, Ltd.	85,583	1,553,665
Independent Power & Renewable Electricity
Producers - 2.1%
Doral Group Renewable Energy Resources, Ltd. (a)	177,654	815,175
Energix-Renewable Energies, Ltd.	394,448	1,492,557
Enlight Renewable Energy, Ltd. (a)	1,006,000	1,883,749
Total Independent Power & Renewable Electricity Producers		4,191,481
Internet & Direct Marketing Retail - 3.2%
Fiverr International, Ltd. (a)(b)	30,180	6,554,492

The accompanying notes are an integral part of these financial statements.

7

BlueStar Israel Technology ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
IT Services - 9.9%
Formula Systems 1985, Ltd.	15,462	$1,363,927
Matrix IT, Ltd.	57,151	1,367,959
One Software Technologies, Ltd.	6,234	811,533
Splitit, Ltd. (a)(b)	958,672	538,837
Wix.com, Ltd. (a)	56,495	15,774,534
Total IT Services		19,856,790
Life Sciences Tools & Services - 0.5%
Compugen, Ltd. (a)(b)	121,817	1,046,408
Machinery - 3.1%
Kornit Digital, Ltd. (a)	63,080	6,252,490
Media - 1.4%
Perion Network, Ltd. (a)	78,570	1,406,403
Tremor International, Ltd. (a)	156,066	1,506,076
Total Media		2,912,479
Pharmaceuticals - 0.3%
Redhill Biopharma, Ltd. - ADR (a)(b)	78,633	575,594
Semiconductors & Semiconductor Equipment - 4.2%
Camtek, Ltd. (a)	53,027	1,585,507
Nova Measuring Instruments, Ltd. (a)	35,246	3,089,072
Tower Semiconductor, Ltd. (a)	133,855	3,726,447
Total Semiconductors & Semiconductor Equipment		8,401,026
Software - 22.5% (d)
Allot, Ltd. (a)	59,786	954,782
Check Point Software Technologies, Ltd. (a)	119,553	13,386,350
Cognyte Software, Ltd. (a)	88,888	2,471,975
CyberArk Software, Ltd. (a)	62,523	8,086,725
Hilan, Ltd.	24,408	1,155,019
JFrog, Ltd. (a)(b)	103,613	4,597,309
Magic Software Enterprises, Ltd.	54,785	850,510
Nice, Ltd. (a)	59,778	12,910,089
Tufin Software Technologies, Ltd. (a)(b)	69,931	734,276
Total Software		45,147,035
Technology Hardware, Storage & Peripherals - 1.4%
Nano Dimension, Ltd. - ADR (a)(b)	113,314	973,367
Stratasys, Ltd. (a)(b)	74,528	1,930,275
Total Technology Hardware, Storage & Peripherals		2,903,642
Total Israel		124,820,131

Jersey - 5.5%
Health Care Equipment & Supplies - 5.5%
Novocure, Ltd. (a)(b)	83,292	11,009,537

United Kingdom - 0.9%
Software - 0.9% (d)
Sapiens International Corp. NV	56,337	1,769,431

The accompanying notes are an integral part of these financial statements.

8

BlueStar Israel Technology ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

	Shares	Value
United States - 23.5%
Biotechnology - 0.7%
89bio, Inc. (a)	28,467	$674,099
BrainStorm Cell Therapeutics, Inc. (a)(b)	114,318	437,838
Pluristem Therapeutics, Inc. (a)	74,988	337,581
Total Biotechnology		1,449,518
Electric Utilities - 3.7%
Ormat Technologies, Inc.	95,253	7,456,465
Electronic Equipment, Instruments & Components - 0.4%
Powerfleet, Inc. (a)(b)	96,850	796,107
Insurance - 2.2%
Lemonade, Inc. (a)(b)	47,002	4,377,296
Semiconductors & Semiconductor Equipment - 8.8%
CEVA, Inc. (a)	36,262	2,036,111
DSP Group, Inc. (a)	47,455	676,234
SolarEdge Technologies, Inc. (a)(b)	52,575	15,112,159
Total Semiconductors & Semiconductor Equipment		17,824,504
Software - 7.7% (d)
LivePerson, Inc. (a)	106,698	5,607,621
Varonis Systems, Inc. (a)	112,559	5,778,779
Verint Systems, Inc. (a)(b)	88,888	4,043,515
Total Software		15,429,915
Total United States		47,333,805
TOTAL COMMON STOCKS (Cost $161,966,472)		200,111,816

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 24.5%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	49,122,664	49,122,664
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLATTERAL (Cost $49,122,664)		49,122,664

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.01% (c)	811,524	811,524
TOTAL SHORT-TERM INVESTMENTS (Cost $811,524)		811,524

Total Investments (Cost $211,900,660) - 124.4%		250,046,004
Liabilities in Excess of Other Assets - (24.4)%		(48,982,748)
TOTAL NET ASSETS - 100.0%		$201,063,256

The accompanying notes are an integral part of these financial statements.

9

BlueStar Israel Technology ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of March 31, 2021.
(c)	The rate quoted is the annualized seven-day yield at March 31, 2021.
(d)	As of March 31, 2021, the Fund had a significant portion of its assets invested in the Software Industry.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

10

BlueStar Israel Technology ETF

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2021 (Unaudited)

BlueStar Israel Technology ETF
ASSETS
Investments in securities, at value*	$250,046,004
Foreign currency*	209
Receivables:
Dividends and interest receivable	248,285
Securities lending income receivable	21,551
Total Assets	$250,316,049

LIABILITIES
Collateral received for securities loaned (Note 7)	49,122,664
Payables:
Unitary fees payable	130,129
Total Liabilities	49,252,793
Net Assets	$201,063,256

NET ASSETS CONSIST OF:
Paid-in capital	$152,268,490
Total Distributable Earnings	48,794,766
Net Assets	$201,063,256

*Identified Cost:
Investments in securities	$211,900,660
Foreign currency	209

Shares Outstanding^	3,100,000
Net Asset Value, Offering and Redemption Price per Share	$64.86

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

11

BlueStar Israel Technology ETF

STATEMENT OF OPERATIONS

For the Period Ended March 31, 2021 (Unaudited)

BlueStar Israel Technology ETF
INVESTMENT INCOME
Income:
Dividends from securities (net of foreign withholdings tax and issuance fees of $78,483)	$463,559
Interest	37
Securities lending income	473,166
Total Investment Income	936,762

Expenses:
Unitary Fees	648,844
Total Expenses	648,844
Net Investment Income	287,918

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	(1,285,730)
Affiliated investments	(23,355)
In-Kind redemptions	16,210,857
Foreign currency and foreign currency translation	(11,640)
Net Realized Gain on Investments and In-Kind Redemptions	14,890,132
Net Change in Unrealized Appreciation of:
Unaffiliated investments	2,142,038
Affiliated investments	23,606
Foreign currency and foreign currency traslation	3
Net Change in Unrealized Appreciation of Investments	2,165,647
Net Realized and Unrealized Gain on Investments	17,055,779
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,343,697

The accompanying notes are an integral part of these financial statements.

12

BlueStar Israel Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
OPERATIONS
Net investment income (loss)	$287,918	$(117,631)
Net realized gain on investments and in-kind redemptions	14,890,132	8,325,852
Net change in unrealized appreciation of investments	2,165,647	23,883,271
Net increase in net assets resulting from operations	17,343,697	32,091,492

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(1,110,500)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	57,028,010	21,863,905
Net increase in net assets	$73,261,207	$53,955,397

NET ASSETS
Beginning of Period	127,802,049	73,846,652
End of Period	$201,063,256	$127,802,049

Summary of share transactions is as follows:

	Period Ended		Year Ended
	March 31, 2021 (Unaudited)		September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	1,200,000	$83,109,965	900,000	$42,363,755
Shares Redeemed	(400,000)	(26,081,955)	(450,000)	(20,499,850)
Net Transactions in Fund Shares	800,000	$57,028,010	450,000	$21,863,905

Beginning Shares	2,300,000		1,850,000
Ending Shares	3,100,000		2,300,000

The accompanying notes are an integral part of these financial statements.

13

BlueStar Israel Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[1]
Net Asset Value,Beginning of Period/Year	$55.57	$39.92	$36.03	$31.38	$25.58	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.11	(0.06)	(0.04)	0.04	0.02	0.05
Net realized and unrealized gain on investments	9.62	15.71	4.03	4.78	5.87	0.53
Total from investment operations	9.73	15.65	3.99	4.82	5.89	0.58
Less Distributions:
Distributions from net investment income	(0.44)	—	(0.09)	(0.17)	(0.09)	—
Return of Capital	—	—	(0.01)	—	—	—
Total Distributions	(0.44)	—	(0.10)	(0.17)	(0.09)	—
Net Asset Value, end of period/year	$64.86	$55.57	$39.92	$36.03	$31.38	$25.58
Total Return	17.52%[3]	39.20%	11.17%	15.41%	23.16%	2.31%[3]

Ratios/Supplemental Data:
Net assets at end of period/year (000’s)	$201,063	$127,802	$73,847	$61,243	$23,538	$5,116
Expenses to Average Net Assets	0.75%[4]	0.75%	0.75%	0.75%	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	0.33%[4]	-0.12%	-0.12%	0.12%	0.07%	0.23%[4]
Portfolio Turnover Rate	11%[3]	19%	24%	11%	19%	14%[3]

[1]	Commencement of operations on November 2, 2015.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

14

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

BlueStar Israel Technology ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the BlueStar Israel Global Technology IndexTM (“BIGITech®TM” or the “Index”). The Fund commenced operations on November 2, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NASDAQ Stock Market, LLC. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (“SEC”). For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

15

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

A.

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations. As of March 31, 2021, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

16

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2021:

BlueStar Israel Technology ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$200,111,816	$—	$—	$200,111,816
Short-Term Investments	811,524	—	—	811,524
Investments Purchased with Securities Lending
Collateral*	—	—	—	49,122,664
Total Investments in Securities	$200,923,340	$—	$—	$250,046,004

^ See Schedule of Investments for classifications by country and industry.

* Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.

Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of March 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.

Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

17

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

D.

 Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Fund on a quarterly basis. Net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV share.

H.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the BlueStar Israel Technology ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

18

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non -distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.75% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate, ETFMG Financial LLC, to serve as distributor to the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

19

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

The Advisor has entered into an Agreement with BlueStar Global Investors LLC ( “BlueStar”), under which BlueStar agrees to sublicense the use of the Underlying Index from BlueStar Indexes for use by the Advisor and the Fund. BlueStar also provides marketing support for the Fund, including distributing marketing materials related to the Fund. BlueStar does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, BlueStar is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b- 1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the period ended March 31, 2021, the Fund did not incur any 12b-1 expenses.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the period ended March 31, 2021:

	Purchases	Sales
BlueStar Israel Technology ETF	$18,008,720	$22,666,338

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the period ended March 31, 2021:

	Purchases In-	Sales In-
	Kind	Kind
BlueStar Israel Technology ETF	$82,839,739	$24,740,062

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the period ended March 31, 2021.

20

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 7 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short -term obligations, either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which the Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of March 31, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

	Values of	Fund
	Securities	Collateral
Fund	on Loan	Received
BlueStar Israel Technology ETF	$50,441,817	$49,122,664

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2020, the Fund’s most recent fiscal year end, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlueStar Israel Technology ETF	$117,071,095	$42,259,445	$(9,501,084)	$32,758,361

21

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

	Undistributed	Undistributed	Total	Other	Total
	Ordinary	Long-Term	Distributable	Accumulated	Accumulated
	Income	Gain	Earnings	(Loss)	Gain
BlueStar Israel
Technology ETF	$945,391	$—	$945,391	$(1,142,183)	$32,561,569

As of September 30, 2020, the Fund’s most recent fiscal year end, the Fund had accumulated capital loss carryovers of:

	Capital	Capital
	Loss	Loss
	Carryover	Carryover
	ST	LT	Expires
BlueStar Israel Technology ETF	$(913,699)	$(228,481)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post -October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2020, the Fund’s most recent fiscal year end, as follows:

	Late Year Ordinary Loss	Post-October Capital Loss
BlueStar Israel Technology ETF	None	None

The tax character of distributions paid by the Fund during the fiscal periods ended March 31, 2021 and September 30, 2020 are as follows:

	Period Ended		Year Ended
	March 31. 2021		September 30, 2020
	From	From	From	From
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
BlueStar Israel Technology ETF	$1,110,500	$—	$—	$—

NOTE 9 – INVESTMENTS IN AFFILIATES

BlueStar Israel Technology ETF

BlueStar Israel Technology ETF owned the following company during the period ended March 31, 2021. ETFMG Sit Ultra Short ETF was deemed to be an affiliate of the Fund as defined by the 1940 Act during the period ended March 31, 2021, however, was no longer held as of March 31, 2021. Transactions during the period in this security were as follows:

Security Name	Value, at September 30, 2020	Purchases	Sales	Gain Realized (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at March 31, 2021	Ending Shares
ETFMG Sit Ultra Short ETF	$2,489,250	$—	$2,489,500	$(23,355)	$23,606	$—	$—	$—

22

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv -08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiffs requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and ETFMG announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to future negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and ETFMG have agreed to certain cash payments from ETFMG to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain ETFMG intellectual property and related assets, to a Nasdaq affiliate. The transaction is expected to close prior to July 31, 2021. The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Financial Statements.

23

BlueStar Israel Technology ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on March 30, 2021, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of BlueStar Israel Technology ETF (the “Fund”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for such meeting, the Board requests and reviews a wide variety of information from the Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to the Fund’s shareholders by the Adviser; (ii) the investment performance of the Fund; (iii) the Adviser’s costs and profits realized in providing services to the Fund, including any fall-out benefits enjoyed by the Adviser; (iv) comparative fee and expense data for the Fund in relation to other similar investment companies; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fees for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on March 30, 2021, and throughout the year. Among other things, the Adviser provided responses to a detailed series of questions, which included information about the Adviser’s operations, service offerings, personnel, compliance program and financial condition. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund. The Independent Trustees conferred amongst themselves and independent legal counsel during a telephonic contract renewal meeting held prior to the March 30, 2021 meeting and also conferred in executive sessions both with and without representatives of management before and during the March 30th meeting. The Independent Trustees requested, received and considered additional information arising out of these executive sessions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser provides investment management services to the Fund. The Board discussed the responsibilities of the Adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the qualifications, experience and responsibilities of the Adviser’s investment personnel and the quality of the Adviser’s compliance and risk assessment infrastructure. The Board also considered the Adviser’s experience managing exchange-traded funds (“ETFs”), as well as the Adviser’s response to the market volatility and uncertainty during the recent pandemic.

24

BlueStar Israel Technology ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited) (Continued)

The Board also considered other services provided to the Fund, such as overseeing the Fund’s service providers, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities laws.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Historical Performance

The Board then considered the past performance of the Fund. The Board reviewed information regarding the Fund’s performance with the performance of a group of peer funds and with the performance of the Fund’s underlying index for various time periods. The Board noted management’s explanation that analysis of investment performance, in absolute terms, is less relevant for the Fund than it is for actively managed funds, given the Fund’s index-based investment objectives. The Board also noted management’s further explanation that it is more relevant to review the performance of the Fund by focusing on the extent to which the Fund tracked its underlying index. The Board reviewed information regarding the Fund’s index tracking, discussing, as applicable, factors which contributed to the Fund’s tracking error. The Board noted that the Fund had underperformed its underlying index over certain periods, but that such underperformance was, at least in part, a result of costs incurred by the Fund not incurred by its underlying index. The Board considered other factors that contributed to the Fund’s tracking error, including cash drag and the process of rebalancing the Fund’s portfolio. The Board noted management’s representations that the Fund’s performance satisfactorily tracked its underlying index. The Board concluded that, after taking these factors into account, the Fund satisfactorily tracked its underlying index. The Board further noted that it had received and would continue to receive regular reports regarding the Fund’s performance, including with respect to its tracking error, at its quarterly meetings.

Cost of Services Provided, Profits and Economies of Scale

The Board reviewed the advisory fee for the Fund and compared it to the total operating expenses of comparable ETFs, as determined by an independent third party and the Adviser. Among other information, the Board noted that the advisory fee for the Fund was higher than the average and median expense ratios for its peer ETFs. The Trustees also considered the total expense ratios of other ETFs that they considered to be comparable, based on the investment objectives and strategies of the ETFs. The Board took into consideration management’s discussion of the fees, including the research involved in the construction of the underlying index.

The Board noted the importance of the fact that the advisory fee for the Fund is a “unified fee,” meaning that the shareholders of the Fund pay no expenses other than the advisory fee and certain other costs such as interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, non-standard Board-related expenses and litigation against the Board, Trustees, Fund, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses. The Board also noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses (except as noted above) out of its own fees and resources. The Board concluded that the advisory fee for the Fund is reasonable in light of the factors considered.

25

BlueStar Israel Technology ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited) (Continued)

The Board also evaluated the compensation and other benefits received by the Adviser from its relationship with the Fund, taking into account profitability information provided by the Adviser. The Board received and reviewed profitability information with respect to the Fund and considered how profit margins could affect the Adviser’s long-term viability and ability to attract and retain high-quality personnel. The Board also considered the impact on the Adviser’s profitability of payments made to partners involved with the Fund. Based on the information provided to the Trustees, the Trustees concluded that the net revenue retained by the Adviser from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund. The Board further considered other benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the Fund.

In addition, the Board considered whether economies of scale may be realized for the Fund. The Board noted that the Adviser regularly considers whether fee reductions are appropriate as the Fund grows in size. The Board noted that a unitary fee provides a level of certainty in expenses for the Fund and effectively acts as a cap on the fees and expenses (except as noted above) that are borne by the Fund. The Board also took into account the significant investments that the Adviser has made in its business to help ensure the continued provision of high -quality services to the Funds, such as the hiring of new trading, legal and compliance personnel, and enhancements to technology and related systems. The Board concluded that no changes to the advisory fee structure of the Fund were necessary.

In its deliberations, the Board did not identify any single piece of information discussed above that was all-important, controlling or determinative of its decision.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) approved the renewal of the Advisory Agreement for another year.

26

BlueStar Israel Technology ETF

EXPENSE EXAMPLE

Period Ended March 31, 2021 (Unaudited)

As a shareholder of BlueStar Israel Technology ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020 to March 31, 2021).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

BlueStar Israel Technology ETF	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During the Period^	Annualized Expense Ratio During Period October 1, 2020 to March 31, 2021
Actual	$1,000.00	$1,175.20	$4.07	0.75%

Hypothetical (5% annual)	$1,000.00	$1,021.19	$3.78	0.75%

^  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the period from October 1, 2020 to March 31, 2021).

27

BlueStar Israel Technology ETF

Statement Regarding Liquidity Risk Management Program (Unaudited)

ETF Managers Trust (the “Trust”) has adopted a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated ETF Managers Group LLC (the “Program Administrator”) as the administrator of the Program. The Program Administrator has designated a committee (the “Committee”), composed of personnel from multiple departments, including investment operations and compliance, that is responsible for the implementation and ongoing administration of the Program, which includes assessing the liquidity risk of the BlueStar Israel Technology ETF (the “Fund”) under both normal and reasonably foreseeable stressed conditions.

Under the Program, the Program Administrator assesses, manages and periodically reviews the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments and limiting the amount of the Fund’s illiquid investments, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

At a meeting of the Board on March 30, 2021, the Adviser provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, the operation of any Highly Liquid Investment Minimum, where applicable, and any material changes to the Program, for the initial period from February 29, 2020 through March 30, 2021 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the report and it was represented that, as of March 30, 2021, the Fund was primarily highly liquid and, during the Reporting Period, the Fund held less than 15% in illiquid securities. In addition, the Program Administrator provided its assessment that Program implementation was effective and that the Program operated adequately and effectively to enable the Program Administrator to oversee and manage liquidity risk and ensure the Fund is able to meet requests to redeem shares without significant dilution to the remaining investors’ interest in the Fund.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

28

BlueStar Israel Technology ETF

SUPPLEMENTARY INFORMATION

March 31, 2021 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.iteqetf.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
BlueStar Israel Technology ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Fund Name	DRD
BlueStar Israel Technology ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
BlueStar Israel Technology ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.iteqetf.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on the Fund’s website www.iteqetf.com daily.

NOTE 4 - INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1 -844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.iteqetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.iteqetf.com. Read the prospectus carefully before investing.

29

BlueStar Israel Technology ETF

Board of Trustees (Unaudited)

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	11	None
John A. Flanagan, (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).	n/a	n/a

*	Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

30

BlueStar Israel Technology ETF

Board of Trustees (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016).	n/a	n/a
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	11	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	11	None

31

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Semi-Annual Report

March 31, 2021

(Unaudited)

Etho Climate Leadership U.S. ETF

Ticker: ETHO

 The Fund is a series of ETF Managers Trust.

Etho Climate Leadership U.S. ETF

March 31, 2021 (Unaudited)

1

Etho Climate Leadership U.S. ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Etho Climate Leadership U.S. Exchange-Traded Fund (“ETHO” or the “Fund”). The following information pertains to the fiscal period from October 1, 2020 to March 31, 2021.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Etho Climate Leadership Index – U.S. (the “Index”).

For the period ended March 31, 2021, the total return for the Fund was 29.89% while the total return for the Index was 29.83%. The best performers in the Fund, on the basis of contribution to its return were, Sunpower Corp, Tesla, Inc. Genmark Diagonstics, Inc., Wesco International Inc. and SVB Financial Group, while the worst performers were Zoom Video Communications, Beyond Meat, Inc., Prog Holdings, Inc., Seagen, Inc. and Splunk, Inc.

At the end of the reporting period, the Fund saw an approximate allocation of 12.1% to Semiconductors & Semiconductor Equipment, 5.6% to Software, 5.4% to Capital Markets and 6.2% to Health Care Equipment & Supplies. The Fund invests primarily in the United States.

As you may know, the Etho Climate Leadership U.S. ETF offers broad diversification across companies that have demonstrated efficiency and leadership with their use of resources and their supply chains when compared to industry peers. The Fund holds roughly 270 equities equally weighted and results in a carbon emissions profile that is, on average, 50- 70% lower per dollar invested than conventional U.S. benchmark indices.1 ETHO avoids investment in any direct fossil fuel companies, as well as enablers of that industry, along with a series of other unsustainable industries such as Tobacco/Weapons/Gambling, etc. Equal weighting of the Fund allows for the elimination of equities that do not meet ETHO’s standards without there being a significant impact on the diversification or performance of the Fund. It also creates broad exposure to both the sectors and factors that potentially make for greater stability and higher performance.

There is much ahead for environmentally sustainable and socially responsible investing. We are thankful you have joined us by investing in the Etho Climate Leadership U.S. ETF. You can find further details about ETHO by visiting www.etfmg.com, or by calling 1- 844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

1 Etho Capital. www.ethocapital.com

2

Etho Climate Leadership U.S. ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Period Ended March 31, 2021	1 Year Return	5 Year Return	Since Inception (11/18/2015)	Value of $10,000 (3/31/2021)
Etho Climate Leadership U.S. ETF (NAV)	74.86%	19.00%	17.70%	$23,978
Etho Climate Leadership U.S. ETF (Market)	76.39%	19.14%	17.87%	$24,171
S&P 500 Index	56.35%	16.29%	15.03%	$21,199
Etho Climate Leadership Index – U.S.	74.62%	18.46%	17.15%	$23,386

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 18, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

Etho Climate Leadership U.S. ETF

Top Ten Holdings as of March 31, 2021 (Unaudited)*
	Security	% of Total Investments
1	SunPower Corp.	1.42%
2	Tesla, Inc.	1.38%
3	GenMark Diagnostics, Inc.	1.26%
4	WESCO International, Inc.	0.82%
5	Advanced Drainage Systems, Inc.	0.76%
6	Gernerac Holdings, Inc.	0.76%
7	ON Semiconductor Corp.	0.72%
8	SVB Financial Group	0.70%
9	United Rentals, Inc.	0.69%
10	Align Technology, Inc.	0.67%

Top Ten Holdings = 9.18% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

4

Etho Climate Leadership U.S. ETF

Important Disclosures and Key Risk Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

ETHO

The ETHO Climate Leadership U.S. ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index – U.S. (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The Fund’s return may not match or achieve a high degree of correlation with the return of the Etho Climate Leadership Index — U.S. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC serves as the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Etho Capital.

5

Etho Climate Leadership U.S. ETF

PORTFOLIO ALLOCATIONS

As of March 31, 2021 (Unaudited)

Etho Climate Leadership U.S. ETF
As a percent of Net Assets:
Puerto Rico	0.4%
Singapore	0.2
United States	98.5
Closed-End Funds	0.4
Short-Term and other Net Assets (Liabilities)	0.5
100.0%

6

Etho Climate Leadership U.S. ETF

Schedule of Investments
March 31, 2021 (Unaudited)

	Shares	Value

COMMON STOCKS - 99.1%
Puerto Rico - 0.4%
Banks - 0.4%
Popular, Inc.	9,513	$668,954

Singapore - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Maxeon Solar Technologies, Ltd. (a)(b)	7,918	249,892

United States - 98.5%
Automobiles - 1.4%
Tesla, Inc. (a)(b)	3,068	2,049,208
Banks - 4.3%
Bank of Hawaii Corp.	5,850	523,517
Comerica, Inc.	11,088	795,453
Commerce Bancshares, Inc. (a)	6,718	514,666
Cullen/Frost Bankers, Inc.	5,945	646,578
First Republic Bank	3,912	652,326
M&T Bank Corp.	3,295	499,555
South State Corp.	5,497	431,569
SVB Financial Group (b)	2,116	1,044,585
Truist Financial Corp.	11,002	641,637
Zions Bancorp NA	12,544	689,418
Total Banks		6,439,304
Biotechnology - 1.3%
Agios Pharmaceuticals, Inc. (b)	9,055	467,600
Alnylam Pharmaceuticals, Inc. (b)	3,012	425,264
Ionis Pharmaceuticals, Inc. (b)	6,975	313,596
Seagen, Inc. (b)	2,778	385,753
Vertex Pharmaceuticals, Inc. (b)	1,339	287,738
Total Biotechnology		1,879,951
Building Products - 2.2%
Advanced Drainage Systems, Inc.	10,928	1,129,846
Apogee Enterprises, Inc.	15,628	638,873
Armstrong World Industries, Inc.	4,042	364,144
Lennox International, Inc.	1,771	551,826
Simpson Manufacturing Co., Inc.	5,336	553,503
Total Building Products		3,238,192
Capital Markets - 5.4%
Ares Management Corp. - Class A	10,463	586,242
Cboe Global Markets, Inc.	3,604	355,679
Charles Schwab Corp.	9,816	639,806
CME Group, Inc.	1,922	392,530
FactSet Research Systems, Inc.	1,226	378,331
Federated Hermes, Inc.	18,100	566,530
Intercontinental Exchange, Inc.	4,082	455,878
KKR & Co, Inc.	13,740	671,198
MarketAxess Holdings, Inc.	960	478,003
Morningstar, Inc.	2,765	622,236

The accompanying notes are an integral part of these financial statements.

7

Etho Climate Leadership U.S. ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
MSCI, Inc.	1,109	$464,982
Nasdaq, Inc.	3,471	511,834
Northern Trust Corp.	4,278	449,661
S&P Global, Inc.	1,378	486,255
SEI Investments Co.	7,133	434,614
T. Rowe Price Group, Inc.	3,412	585,499
Total Capital Markets		8,079,278
Chemicals - 1.2%
Air Products and Chemicals, Inc.	1,615	454,364
Albemarle Corp.	5,707	833,849
Ecolab, Inc.	2,127	455,327
Total Chemicals		1,743,540
Commercial Services & Supplies - 2.0%
Brink’s Co.	6,204	491,543
Cintas Corp.	1,847	630,400
Clean Harbors, Inc. (b)	6,255	525,795
Rollins, Inc. (a)	13,660	470,177
Stericycle, Inc. (b)	6,612	446,376
Waste Management, Inc. (a)	3,569	460,472
Total Commercial Services & Supplies		3,024,763
Communications Equipment - 1.9%
Arista Networks, Inc. (b)	1,580	476,986
Ciena Corp. (a)(b)	8,069	441,536
Cisco Systems, Inc.	8,219	425,004
F5 Networks, Inc. (b)	3,002	626,278
Motorola Solutions, Inc.	2,418	454,705
Viavi Solutions, Inc. (a)(b)	28,662	449,993
Total Communications Equipment		2,874,502
Construction & Engineering - 0.7%
EMCOR Group, Inc.	5,238	587,494
Northwest Pipe Co. (b)	14,433	482,351
Total Construction & Engineering		1,069,845
Consumer Finance - 0.8%
American Express Co.	3,843	543,554
PROG Holdings, Inc.	14,110	610,822
Total Consumer Finance		1,154,376
Containers & Packaging - 0.7%
AptarGroup, Inc.	3,238	458,727
Avery Dennison Corp.	3,245	595,945
Total Containers & Packaging		1,054,672
Distributors - 0.4%
Genuine Parts Co.	4,798	554,601
Diversified Consumer Services - 1.1%
Graham Holdings Co. - Class B	945	531,506
H&R Block, Inc.	23,994	523,069
Service Corp. International	8,238	420,550
Strategic Education, Inc.	2,301	211,485
Total Diversified Consumer Services		1,686,610

The accompanying notes are an integral part of these financial statements.

8

Etho Climate Leadership U.S. ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Diversified Financial Services - 0.6%
Cannae Holdings, Inc. (b)	9,589	$379,916
Voya Financial, Inc.	8,286	527,321
Total Diversified Financial Services		907,237
Diversified Telecommunication Services - 0.8%
Cincinnati Bell, Inc. (b)	21,948	336,902
Lumen Technologies, Inc. (a)	36,302	484,632
Verizon Communications, Inc.	6,063	352,563
Total Diversified Telecommunication Services		1,174,097
Electrical Equipment - 2.0%
AMETEK, Inc.	4,682	598,032
Emerson Electric Co.	6,783	611,962
Generac Holdings, Inc. (b)	3,445	1,128,065
Rockwell Automation, Inc.	2,136	566,980
Total Electrical Equipment		2,905,039
Electronic Equipment, Instruments & Components - 4.6%
Amphenol Corp. - Class A	9,176	605,341
Badger Meter, Inc.	6,000	558,420
CDW Corp.	3,533	585,595
Dolby Laboratories, Inc. - Class A	5,941	586,496
IPG Photonics Corp. (b)	2,913	614,468
Itron, Inc. (b)	5,836	517,361
Keysight Technologies, Inc. (b)	3,904	559,834
Littelfuse, Inc.	2,409	637,036
National Instruments Corp.	9,754	421,226
Trimble, Inc. (b)	10,293	800,692
Vontier Corp. (b)	2,321	70,257
Zebra Technologies Corp. - Class A (b)	1,766	856,828
Total Electronic Equipment, Instruments & Components		6,813,554
Entertainment - 1.7%
Activision Blizzard, Inc.	5,530	514,290
Electronic Arts, Inc.	3,200	433,184
Netflix, Inc. (b)	870	453,844
Take-Two Interactive Software, Inc. (b)	2,708	478,504
Walt Disney Co. (b)	3,315	611,684
Total Entertainment		2,491,506
Food & Staples Retailing - 0.8%
Casey’s General Stores, Inc. (a)	2,478	535,719
PriceSmart, Inc.	6,108	590,949
Total Food & Staples Retailing		1,126,668
Food Products - 1.4%
Beyond Meat, Inc. (a)(b)	4,885	635,636
Hain Celestial Group, Inc. (b)	12,362	538,983
Lamb Weston Holdings, Inc.	5,637	436,755
McCormick & Co., Inc.	4,576	407,996
Total Food Products		2,019,370

The accompanying notes are an integral part of these financial statements.

9

Etho Climate Leadership U.S. ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Health Care Equipment & Supplies - 6.2%
ABIOMED, Inc. (b)	2,243	$714,911
Align Technology, Inc. (b)	1,841	996,957
Becton Dickinson & Co.	1,390	337,979
Boston Scientific Corp. (b)	9,843	380,432
Cooper Cos.	1,161	445,928
Danaher Corporation	2,315	521,060
DexCom, Inc. (a)(b)	1,217	437,378
Edwards Lifesciences Corp. (b)	5,107	427,149
GenMark Diagnostics, Inc. (b)	78,523	1,876,699
IDEXX Laboratories, Inc. (b)	1,355	663,015
Intuitive Surgical, Inc. (b)	643	475,138
ResMed, Inc.	2,185	423,934
Stryker Corp.	1,932	470,597
Teleflex, Inc.	1,097	455,760
Varian Medical Systems, Inc. (b)	3,128	552,186
Total Health Care Equipment & Supplies		9,179,123
Health Care Providers & Services - 2.7%
AMN Healthcare Services, Inc. (b)	5,548	408,888
Anthem, Inc.	1,468	526,939
Centene Corp. (b)	5,409	345,689
Cigna Corp.	1,803	435,857
Humana, Inc.	1,016	425,958
Laboratory Corp. of America Holdings (b)	2,585	659,253
RadNet, Inc. (b)	30,563	664,744
UnitedHealth Group, Inc.	1,323	492,249
Total Health Care Providers & Services		3,959,577
Health Care Technology - 0.5%
Cerner Corp.	5,107	367,091
Teladoc Health, Inc. (a)(b)	2,110	383,493
Total Health Care Technology		750,584
Household Durables - 0.5%
Newell Brands, Inc.	25,238	675,874
Household Products - 0.3%
Church & Dwight Co., Inc.	5,012	437,798
Independent Power & Renewable Electricity Producers - 0.2%
Ormat Technologies, Inc.	4,749	372,939
Insurance - 4.2%
Aflac, Inc.	9,726	497,777
American Financial Group, Inc.	4,628	528,055
Arthur J Gallagher & Co.	3,954	493,341
Brown & Brown, Inc.	9,069	414,544
Cincinnati Financial Corp.	4,413	454,936
Erie Indemnity Co. - Class A (a)	2,165	478,270
Fidelity National Financial, Inc.	13,297	540,656
Globe Life, Inc.	4,473	432,226
Hanover Insurance Group, Inc.	3,556	460,360
Hartford Financial Services Group, Inc.	9,489	633,769

The accompanying notes are an integral part of these financial statements.

10

Etho Climate Leadership U.S. ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Markel Corp. (b)	338	$385,192
Marsh & McLennan Cos., Inc.	3,861	470,270
W R Berkley Corp.	6,161	464,231
Total Insurance		6,253,627
Interactive Media & Services - 1.0%
Alphabet, Inc. - Class A (b)	283	583,692
IAC/InterActiveCorp (b)	1,834	396,713
Match Group, Inc. (b)	3,862	530,562
Total Interactive Media & Services		1,510,967
Internet & Direct Marketing Retail - 1.2%
Amazon.com, Inc. (b)	163	504,335
Booking Holdings, Inc. (b)	242	563,821
eBay, Inc.	10,901	667,578
Total Internet & Direct Marketing Retail		1,735,734
IT Services - 4.2%
Akamai Technologies, Inc. (b)	3,506	357,261
Automatic Data Processing, Inc.	2,356	444,035
Broadridge Financial Solutions, Inc.	3,395	519,775
Fidelity National Information Services, Inc.	2,810	395,114
Fiserv, Inc. (b)	3,382	402,593
FleetCor Technologies, Inc. (b)	1,721	462,312
Global Payments, Inc.	2,219	447,306
Jack Henry & Associates, Inc.	2,063	312,998
MasterCard, Inc. - Class A	1,353	481,736
Paychex, Inc.	5,377	527,054
PayPal Holdings, Inc. (b)	3,350	813,514
Switch, Inc. - Class A	19,004	309,005
VeriSign, Inc. (b)	1,781	353,992
Visa, Inc. - Class A (a)	2,040	431,929
Total IT Services		6,258,624
Leisure Products - 0.3%
Hasbro, Inc.	4,672	449,073
Life Sciences Tools & Services - 0.7%
Bio-Techne Corp.	1,689	645,079
Illumina, Inc. (b)	1,194	458,568
Total Life Sciences Tools & Services		1,103,647
Machinery - 6.3%
Deere & Co.	2,324	869,501
Donaldson Co., Inc.	8,604	500,409
Dover Corp.	3,831	525,345
Energy Recovery, Inc. (b)	43,183	791,976
Flowserve Corp.	13,506	524,168
Fortive Corp.	5,826	411,549
Hillenbrand, Inc.	17,371	828,770
Lincoln Electric Holdings, Inc.	4,949	608,430
Lindsay Corp.	3,510	584,836
Mueller Water Products, Inc. - Class A	40,278	559,461
Stanley Black & Decker, Inc.	3,225	643,936
Tennant Co.	5,548	443,230

The accompanying notes are an integral part of these financial statements.

11

Etho Climate Leadership U.S. ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Toro Co.	5,123	$528,386
Trinity Industries, Inc. (a)	20,281	577,806
Watts Water Technologies, Inc. - Class A	3,802	451,716
Xylem, Inc.	4,946	520,220
Total Machinery		9,369,739
Media - 2.5%
Charter Communications, Inc. - Class A (b)	735	453,510
Discovery, Inc. - Class A (a)(b)	16,519	717,916
Interpublic Group of Cos., Inc.	20,720	605,024
New York Times Co. - Class A	10,469	529,941
Omnicom Group, Inc.	5,894	437,040
Sirius XM Holdings, Inc. (a)	65,143	396,721
TEGNA, Inc.	30,256	569,720
Total Media		3,709,872
Pharmaceuticals - 1.5%
Bristol-Myers Squibb Co.	5,790	365,523
Eli Lilly and Co.	2,316	432,675
Merck & Co, Inc.	4,190	323,007
Nektar Therapeutics (a)(b)	18,000	360,000
Pfizer, Inc.	9,970	361,213
Viatris, Inc. (b)	1,230	17,183
Zoetis, Inc.	2,805	441,732
Total Pharmaceuticals		2,301,333
Professional Services - 1.4%
CoreLogic, Inc.	10,543	835,533
CoStar Group, Inc. (b)	541	444,642
FTI Consulting, Inc. (b)	2,676	374,934
Verisk Analytics, Inc.	2,304	407,094
Total Professional Services		2,062,203
Real Estate Investment Trusts (REITs) - 2.9%
Alexandria Real Estate Equities, Inc.	2,406	395,306
Duke Realty Corp.	9,966	417,874
Extra Space Storage, Inc. (a)	3,367	446,296
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	16,208	909,269
Mid-America Apartment Communities, Inc.	3,230	466,282
Prologis, Inc.	4,013	425,378
Public Storage, Inc.	1,677	413,817
Regency Centers Corp.	8,957	507,951
SBA Communications Corp.	1,181	327,787
Total Real Estate Investment Trusts (REITs)		4,309,960
Road & Rail - 0.5%
Lyft, Inc. - Class A (b)	11,966	756,012
Semiconductors & Semiconductor Equipment - 12.1%
Advanced Micro Devices, Inc. (a)(b)	7,055	553,818
Analog Devices, Inc. (a)	3,596	557,668
Applied Materials, Inc.	7,030	939,208
Broadcom, Inc.	1,362	631,505
Cree, Inc. (a)(b)	9,156	990,038
First Solar, Inc. (a)(b)	9,031	788,406

The accompanying notes are an integral part of these financial statements.

12

Etho Climate Leadership U.S. ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Intel Corp.	6,184	$395,776
KLA Corp.	2,241	740,426
Lam Research Corp.	1,333	793,455
Maxim Integrated Products, Inc.	6,839	624,879
Microchip Technology, Inc.	4,748	736,985
Micron Technology, Inc. (b)	7,629	672,954
NVIDIA Corp.	1,214	648,191
ON Semiconductor Corp. (b)	25,822	1,074,454
Power Integrations, Inc.	7,440	606,211
Qorvo, Inc. (b)	3,978	726,781
Qualcomm, Inc.	4,945	655,658
Rambus, Inc. (a)(b)	28,941	562,613
Skyworks Solutions, Inc.	3,601	660,711
SunPower Corp. (a)(b)	63,674	2,129,896
Teradyne, Inc.	6,053	736,529
Texas Instruments, Inc.	3,377	638,219
Universal Display Corp.	2,429	575,114
Xilinx, Inc.	4,129	511,583
Total Semiconductors & Semiconductor Equipment		17,951,078
Software - 5.4%
Adobe Systems, Inc. (b)	1,005	477,747
Ansys, Inc. (b)	1,375	466,895
Autodesk, Inc. (b)	2,101	582,292
Cadence Design System, Inc. (b)	4,973	681,252
Intuit, Inc.	1,390	532,453
Microsoft Corp.	2,038	480,499
Palo Alto Networks, Inc. (b)	1,996	642,832
salesforce.com, Inc. (b)	2,221	470,563
ServiceNow, Inc. (b)	1,115	557,623
Slack Technologies, Inc. - Class A (b)	11,969	486,300
Splunk, Inc. (b)	2,534	343,306
Synopsys, Inc. (b)	2,557	633,573
VMware, Inc. - Class A (a)(b)	2,653	399,144
Workday, Inc. - Class A (b)	2,462	611,635
Zoom Video Communications, Inc. - Class A (b)	2,224	714,550
Total Software		8,080,664
Specialty Retail - 2.2%
Aaron’s Co., Inc.	7,050	181,044
Advance Auto Parts, Inc.	3,444	631,940
Lowe’s Cos., Inc.	3,756	714,316
O’Reilly Automotive, Inc. (b)	1,061	538,192
The Home Depot, Inc.	1,725	526,556
Tractor Supply Co.	3,806	673,966
Total Specialty Retail		3,266,014
Technology Hardware, Storage & Peripherals - 1.3%
Apple, Inc.	5,153	629,439
NCR Corp. (a)(b)	18,804	713,612
NetApp, Inc.	7,954	578,017
Total Technology Hardware, Storage & Peripherals		1,921,068

The accompanying notes are an integral part of these financial statements.

13

Etho Climate Leadership U.S. ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.9%
Hanesbrands, Inc.	42,746	$840,814
VF Corp.	6,176	493,586
Total Textiles, Apparel & Luxury Goods		1,334,400
Thrifts & Mortgage Finance - 0.3%
Washington Federal, Inc.	12,933	398,336
Trading Companies & Distributors - 2.6%
Fastenal Co.	10,367	521,253
GATX Corp. (a)	5,162	478,724
MSC Industrial Direct Co., Inc. - Class A	6,329	570,813
United Rentals, Inc. (b)	3,122	1,028,106
WESCO International, Inc. (b)	14,058	1,216,438
Total Trading Companies & Distributors		3,815,334
Water Utilities - 1.0%
American States Water Co.	3,933	297,413
American Water Works Co., Inc.	2,686	402,685
California Water Service Group	6,404	360,801
Middlesex Water Co.	5,541	437,851
Total Water Utilities		1,498,750
Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (b)	3,828	479,610
Total United States		146,228,253
TOTAL COMMON STOCKS (Cost $101,564,539)		147,147,099

INVESTMENT COMPANIES - 0.4%
Closed-End Funds - 0.4%
Oaktree Specialty Lending Corp.	105,512	654,174
TOTAL INVESTMENT COMPANIES (Cost $528,726)		654,174

INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL - 11.0%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	16,330,584	16,330,584
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $16,330,584)		16,330,584

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.01% (c)	680,616	680,616
TOTAL SHORT-TERM INVESTMENTS (Cost $680,616)		680,616

Total Investments (Cost $119,104,465) - 111.0%		164,812,473
Liabilities in Excess of Other Assets - (11.0)%		(16,305,298)
TOTAL NET ASSETS - 100.0%		$148,507,175

The accompanying notes are an integral part of these financial statements.

14

Etho Climate Leadership U.S. ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is out on loan as of March 31, 2021.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield at March 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

15

Etho Climate Leadership U.S. ETF

STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2021 (Unaudited)

Etho Climate Leadership U.S. ETF
ASSETS
Investments in securities, at value*	$164,812,473
Receivables:
Dividends and interest receivable	79,595
Securities lending income receivable	1,228
Total Assets	164,893,296

LIABILITIES
Collateral received for securities loaned (Note 7)	16,330,584
Payables:
Management fees payable	55,537
Total Liabilities	16,386,121
Net Assets	$148,507,175

NET ASSETS CONSIST OF:
Paid-in capital	$108,253,881
Total Distributable Earnings	40,253,294
Net Assets	$148,507,175

*Identified Cost:
Investments in securities	$119,104,465

Shares Outstanding^	2,600,000
Net Asset Value, Offering and Redemption Price per Share	$57.12

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

16

Etho Climate Leadership U.S. ETF

STATEMENT OF OPERATIONS
For the Period Ended March 31, 2021 (Unaudited)

Etho Climate Leadership U.S. ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholding tax of $687)	$746,733
Interest	30
Securities lending income	12,026
Total Investment Income	758,789

Expenses:
Management fees	267,941
Total Expenses	267,941
Net Investment Income	490,848

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	297,905
Affiliated investments	(23,355)
In-Kind redemptions	168
Net Realized Gain (Loss) on Investments and In-Kind Redemptions	274,718
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated investments	27,775,035
Affiliated Investments	23,606
Net Change in Unrealized Appreciation of Investments	27,798,641
Net Realized and Unrealized Gain (Loss) on Investments	28,073,359
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,564,207

The accompanying notes are an integral part of these financial statements.

17

Etho Climate Leadership U.S. ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
OPERATIONS
Net investment income	$490,848	$746,997
Net realized gain (loss) on investments and In-Kind Redemptions	274,718	(4,238,356)
Net change in unrealized appreciation of investments	27,798,641	12,770,763
Net increase in net assets resulting from operations	$28,564,207	$9,279,404

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions to Shareholders	(556,000)	(660,500)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	29,938,285	28,510,725
Net increase in net assets	$57,946,492	$37,129,629

NET ASSETS
Beginning of Period	90,560,683	53,431,054
End of Period	$148,507,175	$90,560,683

Summary of share transactions is as follows:

	Period Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	550,000	$29,938,285	800,000	$32,325,825
Shares Redeemed	—	—	(100,000)	(3,815,100)
Net Transactions in Fund Shares	550,000	$29,938,285	700,000	$28,510,725

Beginning Shares	2,050,000		1,350,000
Ending Shares	2,600,000		2,050,000

The accompanying notes are an integral part of these financial statements.

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Etho Climate Leadership U.S. ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period/year

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[1]

Net Asset Value, Beginning of Period/Year	$44.18	$39.58	$37.50	$32.01	$27.00	$25.00
Income from Investment Operations:
Net Investment Income[2]	0.22	0.41	0.33	0.29	0.31	0.23
Net realized and unrealized gain (loss) on investments	12.96	4.54	2.08	5.51	5.09	1.87
Total from investment operations	13.18	4.95	2.41	5.80	5.40	2.10
Less Distributions:
From net investment income	(0.24)	(0.35)	(0.33)	(0.29)	(0.25)	(0.10)
From net realized gains	—	—	—	(0.02)	(0.14)	—
Total distributions	(0.24)	(0.35)	(0.33)	(0.31)	(0.39)	(0.10)
Net asset value, end of period/year	$57.12	$44.18	$39.58	$37.50	$32.01	$27.00
Total Return	29.89%[3]	12.59%	6.53%	18.16%	20.14%	8.43%[3]

Ratios/Supplemental Data:
Net assets at end of period/year (000’s)	$148,507	$90,561	$53,431	$35,627	$19,208	$6,751
Expenses to Average Net Assets	0.45%[4]	0.45%	0.45%	0.45%	0.45%	0.50%[4]
Net Investment Income to Average Net Assets	0.82%[4]	1.00%	0.88%	0.82%	1.03%	1.04%[4]
Portfolio Turnover Rate	1%[3]	37%	41%	19%	45%	25%[3]

[1]	Commencement of operations on November 18, 2015.
[2]	Calculated based on average shares outstanding during the period/year.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

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Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

Etho Climate Leadership U.S. ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index – U.S. (“the Index”). The Fund commenced operations on November 18, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (“SEC”). For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

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Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2021 (Unaudited) (Continued)

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2021, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2021 (Unaudited) (Continued)

The following table presents a summary of the inputs used to value the Fund’s net assets as of March 31, 2021:

Etho Climate Leadership U.S. ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$147,147,099	$—	$—	$147,147,099
Closed-End Funds	654,174	—	—	654,174
Short-Term Investments	680,616	—	—	680,616
Investments Purchased with Securities Lending
Collateral*	—	—	—	16,330,584
Total Investments in Securities	$148,481,889	$—	$—	$164,812,473

^ See Schedule of Investments for classifications by sector or country.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 tax returns.

The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of March 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.
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Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences. E. Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid by the Fund on a quarterly basis. Distributions to shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding by the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Etho Climate Leadership U.S. ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

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Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

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Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.45% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate, ETFMG Financial LLC, to serve as distributor to the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

The Advisor has entered into an Agreement with Etho Capital, LLC ( “Etho”), under which Etho agrees to sublicense the use of the Underlying Index to the Advisor. Etho also provides marketing support for the Fund. Etho does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment Advisor to the Fund.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the period ended March 31, 2021, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the period ended March 31, 2021:

	Purchases	Sales
Etho Climate Leadership U.S. ETF	$1,293,218	$3,578,015

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the period ended March 31, 2021:

	Purchases In-	Sales In-
	Kind	Kind
Etho Climate Leadership U.S. ETF	$29,528,490	$—

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders. There were no purchases or sales of U.S. Government obligations for the period ended March 31, 2021.

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Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1⁄3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which the Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of March 31, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

	Values of	Fund
	Securities	Collateral
Fund	on Loan	Received*
Etho Climate Leadership U.S. ETF	$16,340,653	$16,330,584

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio as shown on the Schedule of Investments, an investment with an overnight and continuous maturity.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2020, the Fund’s most recent fiscal year end, were as follows:

Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Etho Climate Leadership U.S. ETF	$88,161,127	$20,317,710	$(2,827,863)	$17,489,847

26

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

	Undistributed	Undistributed	Total	Other	Total
	Ordinary	Long-Term	Distributable	Accumulated	Accumulated
	Income	Gain	Earnings	(Loss)	Gain
Etho Climate
Leadership U.S. ETF	$88,247	$—	$88,247	$(5,333,007)	$12,245,087

As of September 30, 2020, the Fund’s most recent fiscal year end, the Fund had accumulated capital loss carryovers of:

	Capital	Capital
	Loss	Loss
	Carryover	Carryover
	ST	LT	Expires
Etho Climate Leadership U.S. ETF	$(4,735,312)	$(597,695)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2020, the Fund’s most recent fiscal year end, as follows:

	Late Year	Post-October
	Ordinary Loss	Capital Loss
Etho Climate Leadership U.S. ETF	None	None

The tax character of distributions paid by the Fund during the fiscal periods ended March 31, 2021 and September 30, 2020 are as follows:

	Period Ended		Year Ended
	March 31. 2021		September 30, 2020
	From	From	From	From
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Etho Climate Leadership U.S. ETF	$556,000	$—	$660,500	$—

NOTE 9 – INVESTMENTS IN AFFILIATES

Etho Climate Leadership U.S. ETF owned the following company during the period ended March 31, 2021. ETFMG Sit Ultra Short ETF was deemed to be an affiliate of the Fund as defined by the 1940 Act during the period ended March 31, 2021, however, was no longer held as of March 31, 2021. Transactions during the period in this security were as follows:

					Change in
	Value, at			Realized	Unrealized		Value, at
	September 30,			Gain	Appreciation		March 31,	Ending
Security Name	2020	Purchases	Sales	(Loss)	(Depreciation)	Income	2021	Shares
ETFMG Sit Ultra Short ETF	$2,489,250	$—	$2,489,500	$(23,355)	$23,606	$—	$—	$—

27

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiffs requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and ETFMG announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to future negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and ETFMG have agreed to certain cash payments from ETFMG to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain ETFMG intellectual property and related assets, to a Nasdaq affiliate. The transaction is expected to close prior to July 31, 2021. The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Financial Statements.

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Etho Climate Leadership U.S. ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on March 30, 2021, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of Etho Climate Leadership U.S. ETF (the “Fund”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for such meeting, the Board requests and reviews a wide variety of information from the Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to the Fund’s shareholders by the Adviser; (ii) the investment performance of the Fund; (iii) the Adviser’s costs and profits realized in providing services to the Fund, including any fall-out benefits enjoyed by the Adviser; (iv) comparative fee and expense data for the Fund in relation to other similar investment companies; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fees for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on March 30, 2021, and throughout the year. Among other things, the Adviser provided responses to a detailed series of questions, which included information about the Adviser’s operations, service offerings, personnel, compliance program and financial condition. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund. The Independent Trustees conferred amongst themselves and independent legal counsel during a telephonic contract renewal meeting held prior to the March 30, 2021 meeting and also conferred in executive sessions both with and without representatives of management before and during the March 30th meeting. The Independent Trustees requested, received and considered additional information arising out of these executive sessions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser provides investment management services to the Fund. The Board discussed the responsibilities of the Adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the qualifications, experience and responsibilities of the Adviser’s investment personnel and the quality of the Adviser’s compliance and risk assessment infrastructure. The Board also considered the Adviser’s experience managing exchange-traded funds (“ETFs”), as well as the Adviser’s response to the market volatility and uncertainty during the recent pandemic.

29

Etho Climate Leadership U.S. ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited) (Continued)

The Board also considered other services provided to the Fund, such as overseeing the Fund’s service providers, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities laws.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Historical Performance

The Board then considered the past performance of the Fund. The Board reviewed information regarding the Fund’s performance with the performance of a group of peer funds and with the performance of the Fund’s underlying index for various time periods. The Board noted management’s explanation that analysis of investment performance, in absolute terms, is less relevant for the Fund than it is for actively managed funds, given the Fund’s index-based investment objectives. The Board also noted management’s further explanation that it is more relevant to review the performance of the Fund by focusing on the extent to which the Fund tracked its underlying index. The Board reviewed information regarding the Fund’s index tracking, discussing, as applicable, factors which contributed to the Fund’s tracking error. The Board noted management’s representations that the Fund’s performance satisfactorily tracked its underlying index, and the Board concluded that the Fund satisfactorily tracked its underlying index. The Board further noted that it had received and would continue to receive regular reports regarding the Fund’s performance, including with respect to its tracking error, at its quarterly meetings.

Cost of Services Provided, Profits and Economies of Scale

The Board reviewed the advisory fee for the Fund and compared it to the total operating expenses of comparable ETFs, as determined by an independent third party and the Adviser. Among other information, the Board noted that the advisory fee of the Fund was lower than the average and median expense ratios of its peer ETFs. The Trustees also considered the total expense ratios of other ETFs that they considered to be comparable, based on the investment objectives and strategies of the ETFs. The Board took into consideration management’s discussion of the fees, including that the Fund has a niche investment strategy that is substantially different than the strategies of many of the peer ETFs and, therefore, the information provided about the comparable ETFs may not provide meaningful direct comparisons to the Funds.

The Board noted the importance of the fact that the advisory fee for the Fund is a “unified fee,” meaning that the shareholders of the Fund pay no expenses other than the advisory fee and certain other costs such as interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, non-standard Board-related expenses and litigation against the Board, Trustees, Fund, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses. The Board also noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses (except as noted above) out of its own fees and resources. The Board concluded that the advisory fee for the Fund is reasonable in light of the factors considered.

30

Etho Climate Leadership U.S. ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited) (Continued)

The Board also evaluated the compensation and other benefits received by the Adviser from its relationship with the Fund, taking into account profitability information provided by the Adviser. The Board received and reviewed profitability information with respect to the Fund and considered how profit margins could affect the Adviser’s long-term viability and ability to attract and retain high-quality personnel. The Board also considered the impact on the Adviser’s profitability of payments received from partners involved with the Fund. Based on the information provided to the Trustees, the Trustees concluded that the net revenue retained by the Adviser from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund. The Board further considered other benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the Fund.

In addition, the Board considered whether economies of scale may be realized for the Fund. The Board noted that the Adviser regularly considers whether fee reductions are appropriate as the Fund grows in size. The Board noted that a unitary fee provides a level of certainty in expenses for the Fund and effectively acts as a cap on the fees and expenses (except as noted above) that are borne by the Fund. The Board also took into account the significant investments that the Adviser has made in its business to help ensure the continued provision of high-quality services to the Funds, such as the hiring of new trading, legal and compliance personnel, and enhancements to technology and related systems. The Board concluded that no changes to the advisory fee structure of the Fund were necessary.

In its deliberations, the Board did not identify any single piece of information discussed above that was all-important, controlling or determinative of its decision.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) approved the renewal of the Advisory Agreement for another year.

31

Etho Climate Leadership U.S. ETF

Expense Example

Period Ended March 31, 2021 (Unaudited)

As a shareholder of Etho Climate Leadership U.S. ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020 to March 31, 2021).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Etho Climate Leadership U.S. ETF

				Annualized
				Expense Ratio
				During Period
	Beginning			October 1,
	Account Value	Ending	Expenses Paid	2020 to
	October 1,	Account Value	During the	March 31,
	2020	March 31, 2021	Period^	2021
Actual	$1,000.00	$1,298.90	$2.58	0.45%

Hypothetical (5% annual)	$1,000.00	$1,022.69	$2.27	0.45%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the period from October 1, 2020 to March 31, 2021).

32

Etho Climate Leadership U.S. ETF

Statement Regarding Liquidity Risk Management Program (Unaudited)

ETF Managers Trust (the “Trust”) has adopted a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated ETF Managers Group LLC (the “Program Administrator”) as the administrator of the Program. The Program Administrator has designated a committee (the “Committee”), composed of personnel from multiple departments, including investment operations and compliance, that is responsible for the implementation and ongoing administration of the Program, which includes assessing the liquidity risk of the Etho Climate Leadership U.S. ETF (the “Fund”) under both normal and reasonably foreseeable stressed conditions.

Under the Program, the Program Administrator assesses, manages and periodically reviews the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments and limiting the amount of the Fund’s illiquid investments, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

At a meeting of the Board on March 30, 2021, the Adviser provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, the operation of any Highly Liquid Investment Minimum, where applicable, and any material changes to the Program, for the initial period from February 29, 2020 through March 30, 2021 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the report and it was represented that, as of March 30, 2021, the Fund was primarily highly liquid and, during the Reporting Period, the Fund held less than 15% in illiquid securities. In addition, the Program Administrator provided its assessment that Program implementation was effective and that the Program operated adequately and effectively to enable the Program Administrator to oversee and manage liquidity risk and ensure the Fund is able to meet requests to redeem shares without significant dilution to the remaining investors’ interest in the Fund.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

33

Etho Climate Leadership U.S. ETF

SUPPLEMENTARY INFORMATION

March 31, 2021 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.ethoetf.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
Etho Climate Leadership U.S. ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Fund Name	DRD
Etho Climate Leadership U.S. ETF	100.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
Etho Climate Leadership U.S. ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.ethoetf.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on the Fund’s website at www.ethoetf.com daily.

NOTE 4 - INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.ethoetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.ethoetf.com. Read the prospectus carefully before investing.

34

Etho Climate Leadership U.S. ETF

Board of Trustees (Unaudited)

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012- 2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012- 2014) (commodity pool operator).	11	None
John A. Flanagan, (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)

Chief Compliance Officer of ETFMG Financial LLC (since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).

			n/a	n/a

* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

35

Etho Climate Leadership U.S. ETF

Board of Trustees (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020);

ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016).

			n/a	n/a
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	11	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	11	None

36

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Semi-Annual

Report

March 31, 2021

(Unaudited)

AI Powered Equity ETF

Ticker: AIEQ

The Fund is a series of ETF Managers Trust.

AI Powered Equity ETF

March 31, 2021 (Unaudited)

AI Powered Equity ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the AI Powered Equity Exchange-Traded Fund (“AIEQ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2020 to March 31, 2021.

The AI Powered Equity ETF is actively managed and seeks capital appreciation. Over the period, the total return for the Fund was 24.47%, while the total return for its benchmark, the S&P 500 Index, was 19.07%. The best performers in the Fund on the basis of contribution to return were Tesla Inc., Applied Materials Inc., Alphabet Inc.- Class A, The Michaels Companies Inc. and Roku Inc., while the worst performers were Plug Power Inc., Beyond Meat Inc., Ocugen Inc., Pfizer Inc. and Arcturus Therapeutics Holdings, Inc.

At the end of the reporting period, the Fund saw an approximate allocation of 12.2% to Semiconductors & Semiconductor Equipment, 3.4% to Software, 5.1% to Biotechnology, 3.2% to Internet & Direct Marketing Retail and 3.2% to Automobiles.

AIEQ invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative model developed by EquBot LLC that runs on the Watson™ platform. Each day, the EquBot Model ranks each company based on the probability of the company benefiting from current economic conditions, trends, and world events and identifies approximately 30 to 200 companies with the greatest potential over the next twelve months for appreciation and weights those companies to seek a level of volatility comparable to that of the broader U.S. equity market. EquBot, the Fund’s sub-adviser, is a technology based company focused on applying artificial intelligence (“AI”) based solutions to investment analyses.

You can find further details about AIEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

2

AI Powered Equity ETF
Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	Since Inception	Value of $10,000
Period Ended March 31, 2021	Return	(10/17/2017)	(3/31/2021)
AI Powered Equity ETF (NAV)	70.83%	16.61%	$ 16,996
AI Powered Equity ETF (Market)	71.45%	16.52%	$ 16,952
S&P 500 Index	56.35%	15.77%	$ 16,578

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 17, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

3

AI Powered Equity ETF

Top Ten Holdings as of March 31, 2021* (Unaudited)

	Security	% of Total Investments
1	Applied Materials, Inc.	5.21%
2	Alphabet, Inc. - Class A	2.91%
3	Moderna, Inc.	2.56%
4	Mosaic Co.	2.52%
5	Apple, Inc.	2.49%
6	Intel Corp.	2.45%
7	Roku, Inc.	1.96%
8	Advanced Micro Devices, Inc.	1.82%
9	Etsy, Inc.	1.80%
10	Tesla, Inc.	1.64%

Top Ten Holdings = 25.36% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

4

AI Powered Equity ETF

Important Disclosures and Key Risks Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

AIEQ

The AI Powered Equity Technology ETF (the “Fund”) seeks long-term capital appreciation within risk constraints commensurate with broad market U.S. equity indices.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

The Fund is actively-managed and may not meet its investment objective based on the success or failure of the EquBot Model to identify investment opportunities. Fund holdings are subject to change. For full holdings information, please visit www.etfmg.com.

The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the fund. EquBot LLC serves as the sub-advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with EquBot LLC.

5

 AI Powered Equity ETF

PORTFOLIO ALLOCATIONS

As of March 31, 2021 (Unaudited)

	AI Powered Equity ETF
As a percent of Net Assets:
Bermuda	1.4%
Canada	0.2
Ireland	0.6
United Kingdom	0.0	*
United States	96.4
Rights	0.0	*
Short-Term and other Net Assets (Liabilities)	1.4
	100.0%
*Amount is less than 0.05%.

6

AI Powered Equity ETF

Schedule of Investments
March 31, 2021 (Unaudited)

	Shares	Value

COMMON STOCKS - 98.6%
Bermuda - 1.4%
Insurance - 1.4%
Athene Holding, Ltd. - Class A (a)	42,118	$2,122,747

Canada - 0.2%
Entertainment - 0.2%
Lions Gate Entertainment Corp. - Class A (a)(b)	22,323	333,729

Ireland - 0.6%
Pharmaceuticals - 0.6%
Horizon Therapeutics PLC (a)	10,034	923,529

United Kingdom - 0.0% (e)
Chemicals - 0.0% (e)
Tronox Holdings PLC - Class A	100	1,830

United States - 96.4%
Aerospace & Defense - 1.6%
Boeing Co. (a)	3,656	931,257
Raytheon Technologies Corp.	20,790	1,606,444
Total Aerospace & Defense		2,537,701
Air Freight & Logistics - 0.6%
FedEx Corp.	3,485	989,879
Auto Components - 0.1%
BorgWarner, Inc. (b)	3,753	173,989
Automobiles - 3.2%
Ford Motor Co. (a)	159,446	1,953,214
General Motors Co. (a)	8,249	473,988
Tesla, Inc. (a)(b)	3,829	2,557,503
Total Automobiles		4,984,705
Banks - 5.6%
Bank of America Corp.	59,601	2,305,962
First Republic Bank	8,410	1,402,368
Huntington Bancshares, Inc.	32,374	508,919
Investors Bancorp, Inc. (b)	57,254	841,061
Silvergate Capital Corp. - Class A (a)	11,758	1,671,635
TCF Financial Corp.	16,900	785,174
Zions Bancorp NA	21,861	1,201,481
Total Banks		8,716,600
Beverages - 0.9%
Constellation Brands, Inc. - Class A	925	210,900
Keurig Dr. Pepper, Inc. (b)	22,892	786,798
Monster Beverage Corp. (a)	3,548	323,187
Total Beverages		1,320,885

The accompanying notes are an integral part of these financial statements.

7

AI Powered Equity ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Biotechnology - 5.1%
AbbVie, Inc.	4,082	$441,754
Amicus Therapeutics, Inc. (a)	12,482	123,322
Arcturus Therapeutics Holdings, Inc. (a)(b)	9,768	403,418
Concert Pharmaceuticals, Inc. (a)	31,327	156,322
DermTech, Inc. (a)(b)	5,301	269,238
Esperion Therapeutics, Inc. (a)(b)	13,579	380,891
Fate Therapeutics, Inc. (a)	2,263	186,584
ImmunityBio, Inc. (a)(b)	4,248	100,848
Invitae Corp. (a)(b)	55	2,102
Moderna, Inc. (a)	30,473	3,990,439
Myriad Genetics, Inc. (a)	9,405	286,382
Novavax, Inc. (a)(b)	1,051	190,557
Ocugen, Inc. (a)(b)	172,751	1,172,979
Sorrento Therapeutics, Inc. (a)	1,092	9,031
Syros Pharmaceuticals, Inc. (a)(b)	22,267	166,557
Total Biotechnology		7,880,424
Building Products - 0.2%
Fortune Brands Home & Security, Inc.	2,581	247,311
Capital Markets - 0.8%
B Riley Financial, Inc.	4,466	251,793
BlackRock, Inc.	948	714,754
Houlihan Lokey, Inc.	96	6,385
Morgan Stanley	4,027	312,737
Total Capital Markets		1,285,669
Chemicals - 2.8%
DuPont de Nemours, Inc.	6,572	507,884
Mosaic Co.	123,927	3,917,333
Total Chemicals		4,425,217
Communications Equipment - 0.5%
CommScope Holding Co., Inc. (a)	47,165	724,454
Construction & Engineering - 0.1%
Great Lakes Dredge & Dock Corp. (a)	6,037	88,019
Distributors - 0.8%
LKQ Corp. (a)	30,285	1,281,964
Diversified Consumer Services - 0.2%
Chegg, Inc. (a)(b)	4,221	361,571
Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc. - Class B (a)	6,365	1,626,067
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	8,084	470,085
Electrical Equipment - 0.4%
Plug Power, Inc. (a)(b)	16,623	595,768
Electronic Equipment, Instruments & Components - 0.5%
Belden, Inc.	5,556	246,520
MicroVision, Inc. (a)(b)	29,136	540,473
Total Electronic Equipment, Instruments & Components		786,993

The accompanying notes are an integral part of these financial statements.

8

AI Powered Equity ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Energy Equipment & Services - 0.6%
ChampionX Corp. (a)	42,454	$922,525
U.S. Well Services, Inc. (a)	1,874	1,949
Total Energy Equipment & Services		924,474
Entertainment - 3.4%
Glu Mobile, Inc. (a)	77	961
Roku, Inc. (a)	9,373	3,053,441
Take-Two Interactive Software, Inc. (a)	940	166,098
Walt Disney Co. (a)	7,759	1,431,691
Zynga, Inc. - Class A (a)	59,951	612,100
Total Entertainment		5,264,291
Food & Staples Retailing - 1.3%
Andersons, Inc.	13,440	367,987
Costco Wholesale Corp.	1,257	443,068
Walmart, Inc.	8,998	1,222,199
Total Food & Staples Retailing		2,033,254
Food Products - 1.0%
Beyond Meat, Inc. (a)(b)	6,617	861,004
Darling Ingredients, Inc. (a)	8,934	657,364
Total Food Products		1,518,368
Health Care Equipment & Supplies - 2.4%
Asensus Surgical, Inc. (a)(b)	268,841	873,733
Meridian Bioscience, Inc. (a)(b)	35,099	921,349
SmileDirectClub, Inc. (a)	116,526	1,201,383
Zimmer Biomet Holdings, Inc.	4,911	786,153
Total Health Care Equipment & Supplies		3,782,618
Health Care Providers & Services - 1.9%
Cigna Corp.	6,755	1,632,954
Molina Healthcare, Inc. (a)	5,987	1,399,521
Total Health Care Providers & Services		3,032,475
Health Care Technology - 0.8%
Teladoc Health, Inc. (a)(b)	6,760	1,228,630
Hotels, Restaurants & Leisure - 1.5%
Denny’s Corp. (a)	24,950	451,845
DraftKings, Inc. - Class A (a)	31,336	1,921,836
Total Hotels, Restaurants & Leisure		2,373,681
Household Durables - 0.0% (e)
PulteGroup, Inc.	78	4,090
Household Products - 0.7%
Clorox Co.	5,314	1,024,964
Insurance - 0.4%
First American Financial Corp.	8,098	458,752
ProAssurance Corp.	5,765	154,271
Total Insurance		613,023
Interactive Media & Services - 4.5%
Alphabet, Inc. - Class A (a)	2,196	4,529,294
Pinterest, Inc. - Class A (a)	15,447	1,143,541
Twitter, Inc. (a)	21,482	1,366,900
Total Interactive Media & Services		7,039,735

The accompanying notes are an integral part of these financial statements.

9

AI Powered Equity ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Internet & Direct Marketing Retail - 3.2%
Amazon.com, Inc. (a)	349	$1,079,834
Etsy, Inc. (a)	13,874	2,797,970
Magnite, Inc. (a)	17,917	745,526
Stitch Fix, Inc. - Class A (a)	8,102	401,373
Total Internet & Direct Marketing Retail		5,024,703
IT Services - 4.8%
Alliance Data Systems Corp.	17,623	1,975,362
Conduent, Inc. (a)	57,097	380,266
Exela Technologies, Inc. (a)	1,674	3,649
International Money Express, Inc. (a)	11,190	167,962
Marathon Digital Holdings, Inc. (a)(b)	24,867	1,194,113
MongoDB, Inc. (a)	1,020	272,779
Sabre Corp. (a)	87,381	1,294,113
Square, Inc. - Class A (a)	9,347	2,122,236
Total IT Services		7,410,480
Life Sciences Tools & Services - 3.0%
Bio-Techne Corp.	3,821	1,459,355
Charles River Laboratories International, Inc. (a)	3,547	1,028,027
Pacific Biosciences of California, Inc. (a)	38,656	1,287,631
Personalis, Inc. (a)	12,995	319,807
Syneos Health, Inc. (a)	6,586	499,548
Total Life Sciences Tools & Services		4,594,368
Machinery - 0.6%
Caterpillar, Inc.	4,252	985,911
Media - 1.2%
iHeartMedia, Inc. - Class A (a)(b)	20,702	375,741
Nexstar Media Group, Inc. - Class A	10,368	1,455,979
Total Media		1,831,720
Metals & Mining - 0.3%
Century Aluminum Co. (a)	9,504	167,841
Coeur Mining, Inc. (a)	37,494	338,570
Total Metals & Mining		506,411
Multiline Retail - 0.3%
Dollar General Corp.	2,205	446,777
Oil and Gas Extraction - 0.7%
OVINITIV, Inc.	46,924	1,117,730
Oil, Gas & Consumable Fuels - 3.4%
Antero Midstream Corp.	53,185	480,261
Cimarex Energy Co. (b)	35,110	2,085,183
Diamondback Energy, Inc.	18,986	1,395,281
Exxon Mobil Corp.	24,198	1,350,974
Total Oil, Gas & Consumable Fuels		5,311,699
Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	13,889	770,284
Personal Products - 0.0% (e)
Coty, Inc. - Class A (a)	216	1,946

The accompanying notes are an integral part of these financial statements.

10

AI Powered Equity ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Pharmaceuticals - 5.6%
Adamis Pharmaceuticals Corp. (a)	6,216	$5,843
Bristol-Myers Squibb Co.	27,713	1,749,522
Cassava Sciences, Inc. (a)(b)	20,360	915,182
Catalent, Inc. (a)	6,527	687,358
cbdMD, Inc. (a)(b)	34,200	141,588
Johnson & Johnson	6,962	1,144,205
Ocular Therapeutix, Inc. (a)	74,388	1,220,707
Pfizer, Inc.	51,682	1,872,438
Revance Therapeutics, Inc. (a)	33,930	948,344
Xeris Pharmaceuticals, Inc. (a)	5,428	24,480
Total Pharmaceuticals		8,709,667
Professional Services - 0.1%
CoStar Group, Inc. (a)	240	197,254
Real Estate Investment Trusts (REITs) - 3.1%
Healthpeak Properties, Inc.	54,990	1,745,383
Host Hotels & Resorts, Inc.	100,641	1,695,801
STAG Industrial, Inc.	6,023	202,433
Vornado Realty Trust (b)	24,872	1,128,940
Total Real Estate Investment Trusts (REITs)		4,772,557
Real Estate Management & Development - 0.9%
Redfin Corp. (a)(b)	19,789	1,317,750
Road & Rail - 1.3%
Marten Transport, Ltd.	13,735	233,083
Uber Technologies, Inc. (a)	33,017	1,799,757
Total Road & Rail		2,032,840
Semiconductors & Semiconductor Equipment - 12.2%
Advanced Micro Devices, Inc. (a)(b)	35,997	2,825,765
Applied Materials, Inc.	60,720	8,112,191
Enphase Energy, Inc. (a)	2,361	382,860
Intel Corp.	59,504	3,808,256
MACOM Technology Solutions Holdings, Inc. (a)(b)	5,946	344,987
Microchip Technology, Inc.	8	1,242
NVIDIA Corp.	2,154	1,150,085
Rambus, Inc. (a)	13,228	257,152
Skyworks Solutions, Inc.	3,934	721,810
SolarEdge Technologies, Inc. (a)(b)	1,093	314,172
SunPower Corp. (a)(b)	31,796	1,063,576
Total Semiconductors & Semiconductor Equipment		18,982,096
Software - 3.4%
Cloudera, Inc. (a)(b)	44,040	535,967
Crowdstrike Holdings, Inc. - Class A (a)	4,055	740,078
DocuSign, Inc. (a)	4,575	926,209
Dropbox, Inc. - Class A (a)(b)	39,464	1,052,110
Microsoft Corp.	1,823	429,809
Zoom Video Communications, Inc. - Class A (a)	2,875	923,709
Zscaler, Inc. (a)	3,823	656,294
Total Software		5,264,176

The accompanying notes are an integral part of these financial statements.

11

AI Powered Equity ETF

Schedule of Investments
March 31, 2021 (Unaudited) (Continued)

	Shares	Value
Specialty Retail - 3.6%
American Eagle Outfitters, Inc. (b)	30,420	$889,481
Dick’s Sporting Goods, Inc. (b)	6,558	499,392
GrowGeneration Corp. (a)(b)	12,935	642,740
Michaels Cos., Inc. (a)	56,601	1,241,827
O’Reilly Automotive, Inc. (a)	1,708	866,383
RH (a)(b)	804	479,666
Tractor Supply Co.	5,775	1,022,637
Total Specialty Retail		5,642,126
Technology Hardware, Storage & Peripherals - 3.9%
3D Systems Corp. (a)(b)	25,942	711,848
Apple, Inc.	31,759	3,879,362
Dell Technologies, Inc. - Class C (a)	16,481	1,452,800
Immersion Corp. (a)	8,624	82,618
Total Technology Hardware, Storage & Peripherals		6,126,628
Thrifts & Mortgage Finance - 1.1%
PennyMac Financial Services, Inc.	25,778	1,723,775
Total United States		150,107,802
TOTAL COMMON STOCKS (Cost $133,497,620)		153,489,637

RIGHTS - 0.0% (e)
United States - 0.0% (e)
NewStar Financial, Inc. (c)	115,783	—
TOTAL RIGHTS (Cost $0)

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 15.9%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (d)	24,665,927	24,665,927
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLATTERAL
(Cost $24,665,927)		24,665,927

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
Invesco Advisers, Inc. STIT - Treasury Portfolio -
Institutional Class, 0.01% (d)	1,251,311	1,251,311
TOTAL SHORT-TERM INVESTMENTS (Cost $1,251,311)		1,251,311

Total Investments (Cost $159,414,858) - 115.3%		179,406,875
Liabilities in Excess of Other Assets - (15.3)%		(23,755,047)
TOTAL NET ASSETS - 100.0%		$155,651,828

Percentages are stated as a percent of net assets.

PLC Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of March 31, 2021.
(c)	Value determined using significant unobservable inputs. The value of this security totals $0, which represents 0.00% of total net assets. Classified as Level 3 in the fair value hierarchy.

The accompanying notes are an integral part of these financial statements.

12

AI Powered Equity ETF

Schedule of Investments

March 31, 2021 (Unaudited) (Continued)

(d)          The rate quoted is the annualized seven-day yield at March 31, 2021.

(e)           Amount is less than 0.05%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

13

AI Powered Equity ETF

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2021 (Unaudited)

AI Powered
Equity ETF
ASSETS
Investments in securities, at value*	$179,406,875
Foreign Currency*	4,345
Receivables:
Dividends and interest receivable	37,009
Securities lending income receivable	5,724
Receivable for investments sold	3,695,103
Total Assets	183,149,056

LIABILITIES
Collateral received for securities loaned (Note 7)	24,665,927
Payables:
Payable for investments purchased	2,732,095
Unitary fees payable	99,206
Total Liabilities	27,497,228
Net Assets	$155,651,828

NET ASSETS CONSIST OF:
Paid-in Capital	$130,178,853
Total Distributable Earnings	25,472,975
Net Assets	$155,651,828

*Identified Cost:
Investments in Securities	$159,414,858
Foreign currency	4,345
159,419,203

Shares Outstanding^	4,075,000
Net Asset Value, Offering and Redemption Price per Share	$38.20

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

14

AI Powered Equity ETF

STATEMENT OF OPERATIONS

For the Period Ended March 31, 2021 (Unaudited)

AI Powered
Equity ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $159)	$492,592
Interest	222
Securities Lending Income	57,369
Total Investment Income	550,183

Expenses:
Management fees	463,412
Total Expenses	463,412
Net Investment Income	86,771

REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on:
Investments	15,628,640
In-Kind Redemptions	1,857,527
Net Realized Gain on Investments and In-Kind Redemptions	17,486,167
Net Change in Unrealized Appreciation of:
Investments	4,636,925
Net Change in Unrealized Appreciation of Investments	4,636,925
Net Realized and Unrealized Gain on Investments	22,123,092
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,209,863

The accompanying notes are an integral part of these financial statements.

15

AI Powered Equity ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
OPERATIONS
Net investment income	$86,771	$489,250
Net realized gain on investments and in-kind redemptions	17,486,167	1,987,116
Net change in unrealized appreciation of investments	4,636,925	12,344,307
Net increase in net assets resulting from operations	22,209,863	14,820,673

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(145,000)	(446,750)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in
outstanding shares	40,653,790	(36,014,002)
Net increase (decrease) in net assets	62,718,653	(21,640,079)

NET ASSETS
Beginning of Year/Period	92,933,175	114,573,254
End of Year/Period	$155,651,828	$92,933,175

Summary of share transactions is as follows:

	Period Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	1,200,000	$46,302,838	175,000	$5,278,763
Shares Redeemed	(150,000)	(5,649,048)	(1,525,000)	(41,292,765)
Net Transactions in Fund Shares	1,050,000	$40,653,790	(1,350,000)	$(36,014,002)
Beginning Shares	3,025,000		4,375,000
Ending Shares	4,075,000		3,025,000

The accompanying notes are an integral part of these financial statements.

16

AI Powered Equity ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Period Ended March 31, 2021	Year Ended September 30,	Year Ended September 30,	Period Ended September 30,
	(Unaudited)	2020	2019	2018[1]
Net Asset Value, Beginning of Year/Period	$30.72	$26.19	$29.50	$25.00
Income from Investment Operations:
Net investment income[2]	0.03	0.14	0.16	0.14
Net realized and unrealized gain (loss) on Investments	7.49	4.52	(1.41)	4.49
Total from investment operations	7.52	4.66	(1.25)	4.63
Less Distributions:
Distributions from net investment income	(0.04)	(0.13)	(0.17)	(0.12)
Net realized gains	—	—	(1.89)	(0.01)
Total distributions	(0.04)	(0.13)	(2.06)	(0.13)
Net asset value, end of year/period	$38.20	$30.72	$26.19	$29.50
Total Return	24.47%[3]	17.94%	-2.32%	18.53%[3]

Ratios/Supplemental Data:
Net Assets at end of year/period (000’s)	$155,652	$92,933	$114,573	$206,472

Expenses to Average Net Assets	0.75%[4]	0.75%	0.75%	0.75%[4]
Net Investment Income to Average Net Assets	0.14%[4]	0.49%	0.64%	0.52%[4]
Portfolio Turnover Rate	173%[3]	239%	129%	260%[3]

1	Commencement of operations on October 17, 2017.
2	Calculated based on average shares outstanding during the year/period.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

17

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS
 March 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The AI Powered Equity ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is capital appreciation. The Fund commenced operations on October 17, 2017.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participant”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR for this reporting period, which is filed with the U.S. Securities and Exchange Commission (“SEC”). For more information about the underlying fund’s operations and policies, please refer to those fund’s semiannual and annual reports, which are filed with the SEC.

A.

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

18

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2021, the Fund held one fair valued security. More detail about this security can be found in the Schedule of Investments.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

19

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

The following table presents a summary of the Fund’s investments in securities, at fair value, as of March 31, 2021:

AI Powered Equity ETF

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$153,489,637	$—	$—		$153,489,637
Rights	—	—	—	(1)	—
Short Term Investments	1,251,311	—	—		1,251,311
Investments Purchased with Securities Lending Collateral*	—	—	—		24,665,927
Total Investments in Securities	$154,740,948	$—	$—		$179,406,875

(1) Includes a security valued at $0.

The AI Powered Equity ETF held a Level 3 security at the end of the period. The security classified as Level 3 is deemed immaterial.

^ For further information regarding security characteristics, see the Schedule of Investments.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.

Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of March 31, 2021, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

D.

Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid for the Fund on a quarterly basis. Net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the AI Powered Equity ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s implementation of the EquBot Model is inaccurate or incomplete, the Fund may not perform as expected and your investment could lose value over short or long-term periods. Additionally, the Adviser has not previously managed a Fund whose strategy relies on the use of AI, which may create additional risks for the Fund.

Market Trading Risk. An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Models and Data Risk. The Fund relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

Real Estate Investment Trust (“REIT”) Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Smaller Companies Risk. Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Adviser”), serves as the investment Adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-Advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears the costs of all Advisory and non-Advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Adviser at an annual rate of 0.75% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an Agreement with its affiliate, ETFMG Financial LLC, to serve as distributor the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

EquBot, LLC serves as the sub-adviser to the Fund (the “Sub-Adviser”) and provides investment advice using the EquBot Model to the Adviser and the Fund. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Sub-Adviser also provides marketing support for the Fund.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two entities.

The Adviser pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustee, including travel and related expenses incurred in attending Board meetings.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of the Fund’s daily average net assets. For the period ended March 31, 2021, the Fund did not incur any 12b-1 expenses.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the period ended March 31, 2021:

	Purchases	Sales
AI Powered Equity ETF	$203,964,843	$202,907,140

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the period ended March 31, 2021:

	Purchases In-Kind	Sales In-Kind
AI Powered Equity ETF	$43,632,299	$5,340,347

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the period ended March 31, 2021.

NOTE 7 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which the Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

As of March 31, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received
	Values of	Fund
	Securities	Collateral
Fund	on Loan	Received*
AI Powered Equity ETF	$24,893,077	$24,665,927

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2020, the Fund’s most recent fiscal year end, were as follows:

Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
AI Powered Equity ETF	$105,545,338	$17,056,648	$(2,686,628)	$14,370,020

	Undistributed	Undistributed	Total	Other	Total
	Ordinary	Long-Term	Distributable	Accumulated	Accumulated
	Income	Gain	Earnings	(Loss)	Gain
AI Powered Equity ETF	$62,712	$—	$62,712	$(11,024,620)	$3,408,112

As of September 30, 2020, the Fund’s most recent fiscal year end, the Fund had accumulated capital loss carryovers of:

	Capital Loss	Capital Loss
	Carryover ST	Carryover LT	Expires
AI Powered Equity ETF	$(9,794,433)	$(1,230,206)	Indefinite

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

Under current tax law, capital and currency losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2020, the Fund’s most recent fiscal year end, as follows:

	Late Year Ordinary Loss	Post-October Capital Loss
AI Powered Equity ETF	None	None

The tax character of distributions paid by the Fund during the fiscal periods ended March 31, 2021 and September 30, 2020 are as follows:

	Period Ended March 31. 2021		Year Ended September 30, 2020
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
AI Powered Equity ETF	$145,000	$—	$446.750	$—

NOTE 9 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiffs requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and ETFMG announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to future negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and ETFMG have agreed to certain cash payments from ETFMG to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain ETFMG intellectual property and related assets, to a Nasdaq affiliate. The transaction is expected to close prior to July 31, 2021. The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2021 (Unaudited) (Continued)

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

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AI Powered Equity ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on March 30, 2021, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the renewal of the following agreements:

●	an Amended and Restated Investment Advisory Agreement between ETF Managers Group, LLC (the “Adviser”) and the Trust, on behalf of AI Powered Equity ETF (the “Fund”) (the “Advisory Agreement”); and

●	a Sub-Advisory Agreement between the Adviser and Equbot LLC (the “Sub-Adviser”) with respect to the Fund (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the Agreements after their initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Agreements for an additional one-year term. In preparation for such meeting, the Board requests and reviews a wide variety of information from the Adviser and Sub-Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to the Fund’s shareholders by the Adviser and Sub-Adviser; (ii) the investment performance of the Fund; (iii) the Adviser’s costs and profits realized in providing services to the Fund, including any fall-out benefits enjoyed by the Adviser; (iv) comparative fee and expense data for the Fund in relation to other similar investment companies; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fees for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) other financial benefits to the Adviser or Sub-Adviser and their affiliates resulting from services rendered to the Fund. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on March 30, 2021, and throughout the year. Among other things, each of the Adviser and Sub-Adviser provided responses to a detailed series of questions, which included information about the Adviser’s and Sub-Adviser’s operations, service offerings, personnel, compliance program and financial condition. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Agreements in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the renewal of the Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund. The Independent Trustees conferred amongst themselves and independent legal counsel during a telephonic contract renewal meeting held prior to the March 30, 2021 meeting and also conferred in executive sessions both with and without representatives of management before and during the March 30th meeting. The Independent Trustees requested, received and considered additional information arising out of these executive sessions.

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 AI Powered Equity ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited) (Continued)

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser provides investment management services to the Fund. The Board discussed the responsibilities of the Adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund, based on recommendations provided by the Sub-Adviser; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the qualifications, experience and responsibilities of the Adviser’s investment personnel and the quality of the Adviser’s compliance and risk assessment infrastructure. The Board also considered the Adviser’s experience managing exchange-traded funds (“ETFs”), as well as the Adviser’s response to the market volatility and uncertainty during the recent pandemic.

The Board also considered other services provided to the Fund, such as overseeing the activities of the Sub-Adviser, as well as the Fund’s other service providers, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities laws.

The Board then considered the scope of services provided under the Sub-Advisory Agreement, noting that the Sub-Adviser provides investment sub-advisory services to the Adviser in the form of recommendations based on the Sub-Adviser’s algorithm-based model. The Board noted that the responsibility for trading the Fund’s portfolio securities would continue to rest with the Adviser. In considering the nature, extent and quality of the services provided by the Sub-Adviser, the Board noted that it had received a copy of the Sub-Adviser’s Form ADV, as well as the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the Sub-Adviser’s personnel. The Board considered the experience of the Sub-Adviser’s personnel in the financial services and artificial intelligence businesses. The Board also considered the quality of the Sub-Adviser’s compliance program and Code of Ethics.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser.

Historical Performance

The Board then considered the Fund’s performance history over various time periods ending January 31, 2021, including the most recent one-year period and the period since the Fund’s inception. The Board noted that the Fund underperformed the median of its peer group for the period since the Fund’s inception and outperformed for the one-year period. The Board considered management’s discussion of AIEQ’s performance, noting that, over time, the model powered by artificial intelligence employed in the management of the Fund becomes more refined, which was reflected in the Fund’s more recent performance. The Board further noted that it had received and would continue to receive regular reports regarding the Fund’s performance at its quarterly meetings.

Cost of Services Provided, Profits and Economies of Scale

The Board reviewed the advisory fee for the Fund and compared it to the total operating expenses of comparable ETFs, as determined by an independent third party. The Board noted that the expense ratio for the Fund was higher than the average and median expense ratios of its peer ETFs. The Board considered the unique technology and processes required to manage this active fund.

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AI Powered Equity ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended March 31, 2021 (Unaudited) (Continued)

The Board noted the importance of the fact that the advisory fee for the Fund is a “unified fee,” meaning that the shareholders of the Fund pay no expenses other than the advisory fee and certain other costs such as interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, non-standard Board-related expenses and litigation against the Board, Trustees, Fund, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses. The Board also noted that the Adviser was responsible for compensating the Trust’s other service providers (including the Sub-Adviser) and paying the Fund’s other expenses (except as noted above) out of its own fees and resources. The Board concluded that the advisory fee for the Fund is reasonable in light of the factors considered.

The Board also evaluated the compensation and other benefits received by the Adviser from its relationship with the Fund, taking into account profitability information provided by the Adviser. The Board received and reviewed profitability information with respect to the Fund and considered how profit margins could affect the Adviser’s long-term viability and ability to attract and retain high-quality personnel. The Board also considered the impact on the Adviser’s profitability of payments made to partners involved with the Fund. Based on the information provided to the Trustees, the Trustees concluded that the net revenue retained by the Adviser from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund. The Board further considered other benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the Fund.

In addition, the Board considered whether economies of scale may be realized for the Fund. The Board noted that the Adviser regularly considers whether fee reductions are appropriate as the Fund grows in size. The Board noted that a unitary fee provides a level of certainty in expenses for the Fund and effectively acts as a cap on the fees and expenses (except as noted above) that are borne by the Fund. The Board also took into account the significant investments that the Adviser has made in its business to help ensure the continued provision of high-quality services to the Funds, such as the hiring of new trading, legal and compliance personnel, and enhancements to technology and related systems. The Board concluded that no changes to the advisory fee structure of the Fund were necessary.

The Board also reviewed the sub-advisory fee paid to the Sub-Adviser for its services to the Fund under the Sub-Advisory Agreement. The Board considered this fee in light of the services the Sub-Adviser provides as investment sub-adviser to the Fund. The Board determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser and Sub-Adviser given the work performed by each firm.

The Board also considered that the sub-advisory fee paid to the Sub-Adviser is paid out of the Adviser’s unified fee and represents an arm’s-length negotiation between the Adviser and the Sub-Adviser. For these reasons, the Trustees determined that the profitability to the Sub-Adviser from its relationship with the Fund was not a material factor in their deliberations with respect to consideration of approval of the Sub-Advisory Agreement. The Board concluded that the proposed sub-advisory fee was reasonable in light of the services rendered. The Board considered that, because the proposed sub-advisory fee would be paid by the Adviser out of its unified fee, any economies of scale would not benefit shareholders and, thus, were not relevant for the consideration of the approval of the sub-advisory fee.

In its deliberations, the Board did not identify any single piece of information discussed above that was all-important, controlling or determinative of its decision.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Agreements are fair and reasonable; (b) concluded that the Adviser’s and Sub-Adviser’s fee is reasonable in light of the services that the Adviser and Sub-Adviser each provide to the Fund; and (c) approved the renewal of the Agreements for another year.

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AI Powered Equity ETF

Expense Example

Period Ended March 31, 2021 (Unaudited)

As a shareholder of AI Powered Equity ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020 to March 31, 2021).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

AI Powered Equity ETF

	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During the Period^	Annualized Expense Ratio During Period October 1, 2020 to March 31, 2021
Actual	$1,000.00	$1,244.70	$4.20	0.75%

Hypothetical (5% annual)	$1,000.00	$1,021.19	$3.78	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the period from October 1, 2020 to March 31, 2021).

31

AI Powered Equity ETF

Statement Regarding Liquidity Risk Management Program (Unaudited)

ETF Managers Trust (the “Trust”) has adopted a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated ETF Managers Group LLC (the “Program Administrator”) as the administrator of the Program. The Program Administrator has designated a committee (the “Committee”), composed of personnel from multiple departments, including investment operations and compliance, that is responsible for the implementation and ongoing administration of the Program, which includes assessing the liquidity risk of the AI Powered Equity ETF (the “Fund”) under both normal and reasonably foreseeable stressed conditions.

Under the Program, the Program Administrator assesses, manages and periodically reviews the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments and limiting the amount of the Fund’s illiquid investments, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

At a meeting of the Board on March 30, 2021, the Adviser provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, the operation of any Highly Liquid Investment Minimum, where applicable, and any material changes to the Program, for the initial period from February 29, 2020 through March 30, 2021 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the report and it was represented that, as of March 30, 2021, the Fund was primarily highly liquid and, during the Reporting Period, the Fund held less than 15% in illiquid securities. In addition, the Program Administrator provided its assessment that Program implementation was effective and that the Program operated adequately and effectively to enable the Program Administrator to oversee and manage liquidity risk and ensure the Fund is able to meet requests to redeem shares without significant dilution to the remaining investors’ interest in the Fund.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

32

AI Powered Equity ETF

SUPPLEMENTARY INFORMATION

March 31, 2021 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.aieqetf.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
AI Powered Equity ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Fund Name	DRD
AI Powered Equity ETF	100.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
AI Powered Equity ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.aieqetf.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on its website at www.aieqetf.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.aieqetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.aieqetf.com. Read the prospectus carefully before investing.

33

AI Powered Equity ETF

Board of Trustees (Unaudited)

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	11	None
John A. Flanagan, (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).

			n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)

Chief Compliance Officer of ETFMG Financial LLC (since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm)

(2007-2016).

			n/a	n/a

* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

34

AI Powered Equity ETF

Board of Trustees (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020);

ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016).

			n/a	n/a
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	11	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	11	None

35

Advisor
ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent
U.S. Bank, National Association
Securities Lending
800 Nicolet Mall
Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
WithumSmith + Brown, PC
1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel
Sullivan & Worcester LLP
1666 K Street NW, Washington, DC 20006

(b)	Not applicable.
Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer/Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Managers Trust

By (Signature and Title)* /s/ Samuel Masucci III
          Samuel Masucci III, Principal Executive Officer

Date  June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Samuel Masucci III
          Samuel Masucci III, Principal Executive Officer

Date  June 4, 2021

By (Signature and Title)* /s/ John Flanagan
John Flanagan, Principal Financial Officer/Treasurer

Date  June 4, 2021

* Print the name and title of each signing officer under his or her signature.